UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

Voya Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
March 31, 2019
Classes A, I, P, R6, SMA and W
Fixed-Income Fund
■
Voya Investment Grade Credit Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Stake Out a New Path in 2019
Dear Shareholder,
After the tumultuous end of 2018, investors were worried that 2019 would continue in the same mode. Thankfully, that has not happened: though there has been considerable day-to-day and week-to-week volatility, U.S. equities posted strong gains in the first quarter of 2019. The broad bond indices, such as the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays Global Aggregate Index, also delivered positive returns.
This doesn’t mean, however, that investment risks have dissipated. Fourth-quarter 2018 U.S. corporate earnings growth, though healthy, came in significantly below the pace of the prior two quarters. China and the United States have yet to resolve their trade tensions, though the outlines of an agreement are taking shape. Declining manufacturing statistics in China, the U.S. and Europe point to slowing global economic growth. The stock markets have recently wobbled in reaction to these uncertainties.
On the other hand, we believe official responses have been reassuring: the U.S. Federal Reserve Board has pivoted from a bias toward further interest-rate hikes to wait-and-see mode, turning its rate policy from a market headwind to a tailwind. China has launched new efforts to stimulate its economy, which we think may get growth back on track. If successful, we expect that China’s efforts could lift Europe, its biggest trading partner, as well as the entire Asia-Pacific region.
While no one can predict the future, we still expect economic and earnings growth to slow but not stall. We take encouragement from the fact that central bank officials are working to reinforce the global economy; and uncertainty notwithstanding, that market returns have been robust so far in 2019. We believe that this may not be a time to double down on one’s investment strategy, but neither is it a time to alter it in an effort to avoid losses. In our view, it is still advisable to hold a well-diversified portfolio oriented to your long-term goals. Stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals have changed; before taking any action, discuss contemplated changes thoroughly with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 24, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Year Ended March 31, 2019

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, after 15 consecutive monthly gains, suffered a loss in February and another in March. Yet in the first half of our fiscal year, the Index returned 9.05%, as markets, led by the U.S., seemed almost immune to the worries that had set them back. The Index reached a new record on September 20, before clouds gathered again in October. By Christmas, the Index was down more than 17% from its peak. But from there a recovery, as sharp as it was unexpected, left the Index up 6.66% for the fiscal year. (The Index returned 4.01% for the year ended March 31, 2019, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February, then in March, the White House’s announcement of tariffs on imported steel and aluminum.
Nervousness about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, increasing to 25% at the beginning of 2019. But in early December new tariffs were postponed for 90 days while the sides held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to raise historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
Wages were growing at 3.1% year-over-year, the fastest since 2009, but it did not seem like an inflationary threat. However, as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and the U.S. Federal Reserve Board (“Fed”) Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50% and signaled two more increases in 2019, instead of the pause that markets hoped for.
Was this a policy mistake that would now threaten the already late-cycle U.S. economy? The boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. China’s growth in 2018 was the slowest in 28 years. The euro zone’s forecast for 2019 was slashed to just 1.1%. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both.
Yet in the last few days of December the Index rebounded. Two main factors bolstered this into the 18% recovery that it became. Firstly, Chairman Powell changed his tune and said repeatedly that the Fed would be “patient” as the economic data evolved. On
March 20, he all but committed to no more increases in 2019. Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both would find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.
March continued to see a flow of weak economic data, particularly in manufacturing, from Europe, Asia and the U.S., where GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%. A rather worrying pattern of Treasury yields emerged in later March (see below). But as the fiscal year ended, the path of least resistance for the Index still seemed upwards.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the fiscal year. It became partially inverted in the last few weeks, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, fixed income sectors typically made gains in the mid-single digits.
U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Interest sensitive utilities and real estate performed the best, up more than 19%. Financials was the weakest sector, down 4.67%.
In currencies, the dollar rose 9.47% against the euro, 6.98% against the pound and 4.09% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift in the new year as the prospects for further interest rate increases diminished.
In international markets, MSCI Japan® Index dropped 4.08% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index added 3.00%. The euro zone grew only 0.2% in the fourth quarter of 2018, with Germany barely avoiding recession. MSCI UK® Index gained 7.57%. Pessimism about an increasingly likely no-deal Brexit, was more than offset by strength in some large index constituents in energy and health care.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. Corporate Bond Index	The index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
3

Voya Investment Grade Credit Fund	Portfolio Managers’ Report

Sector Diversification as of March 31, 2019 (as a percentage of net assets)

Financials	30.3%
Consumer, Non-cyclical	14.2%
Utilities	13.3%
Energy	9.2%
Communications	7.1%
Consumer, Cyclical	6.5%
U.S. Treasury Notes	5.8%
Basic Materials	4.5%
Technology	3.0%
Industrials	2.9%
U.S. Treasury Bonds	1.6%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Investment Grade Credit Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, CFA, and Travis King, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class SMA shares returned 5.39%, compared to the Bloomberg Barclays U.S. Corporate Bond Index (the “Index” or “Bloomberg Barclays U.S. Corporate”), which returned 4.94% for the same period.
Portfolio Specifics: The Fund outperformed the Index during the reporting period. During the period, the overall risk level of the Fund was reduced to more neutral levels versus the Index, driven largely by a reduction in BBBs in favor of single-A issuers, and moving underweight long-dated bonds in favor of bonds with shorter maturities. From a sector standpoint, we maintained a preference for the financial sector, with a bias to larger money center banks with diversified balance sheets, over the industrials sector. The Fund remained overweight to the utilities for the period. Within the industrials sector, we favored issuers in the communications, transportation and chemicals sectors. Security selection drove returns for the period, with contributions from issuers in the banking, chemicals and energy sectors. Asset allocation detracted slightly, driven mainly from the Fund’s allocation to U.S. Treasuries and cash. The Fund’s overweight to the utilities sector detracted from relative returns, as the sector underperformed the broader market. However, strong selection offset the drag, resulting in a net contribution to performance.
Top Ten Holdings as of March 31, 2019 (as a percentage of net assets)

United States Treasury Note, 2.625%, 02/15/29	2.8%
United States Treasury Note, 2.125%, 03/31/24	1.6%
United States Treasury Bond, 3.375%, 11/15/48	1.6%
Bank of America Corp., 3.974%, 02/07/30	1.5%
Wells Fargo Bank NA, 3.625%, 10/22/21	1.4%
JPMorgan Chase & Co., 4.023%, 12/05/24	1.0%
NextEra Energy Capital Holdings, Inc., 3.500%, 04/01/29	0.9%
Berkshire Hathaway Finance Corp., 4.250%, 01/15/49	0.8%
Synovus Financial Corp., 5.750%, 12/15/25	0.8%
Credit Suisse AG, 6.500%, 08/08/23	0.8%
Portfolio holdings are subject to change daily.
Current Strategy & Outlook: Fourth-quarter earnings finished generally weaker, with much of the weakness coming from more global high-grade issuers, while earnings growth from BBB rated issuers (excluding finance and utilities) outpaced higher quality issuers. Despite the continued, expected slowdown heading into first-quarter earnings season, we believe earnings and revenues should continue to grow together with the economy, and the fundamental story should remain solid. We believe the technical environment remains positive, as new supply is in line with year-to-date expectations, coming in slightly below the pace of 2018. Strong retail inflows have continued into high grade funds, and we believe foreign buying will remain robust. With spreads at 119 basis points (1.19%), we view valuations as fair. With the Federal Open Market Committee on hold, spreads could grind tighter, but memories of the selloff in the fourth quarter of 2018 will likely keep investors wary of overextending credit risk. We continue to favor the financial sector, with a preference for larger money center banks based on strong fundamentals. Additionally, we are maintaining an overweight to more domestically-oriented issuers; focusing in sectors such as the telecommunications, utilities and chemical sectors.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Investment Grade Credit Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	10 Year	Since Inception of Class P March 1, 2013
Including Sales Charge:
Class A(1)(2)	1.76%	3.24%	5.21%	—
Class I(2)	4.60%	4.01%	5.73%	—
Class P	5.17%	4.56%	—	4.51%
Class R6(2)	4.63%	4.03%	5.75%	—
Class SMA	5.39%	4.71%	6.42%	—
Class W(2)	4.61%	3.99%	5.72%	—
Excluding Sales Charge:
Class A(2)	4.35%	3.77%	5.47%	—
Class I(2)	4.60%	4.01%	5.73%	—
Class P	5.17%	4.56%	—	4.51%
Class R6(2)	4.63%	4.03%	5.75%	—
Class SMA	5.39%	4.71%	6.42%	—
Class W(2)	4.61%	3.99%	5.72%	—
Bloomberg Barclays U.S. Corporate	4.94%	3.72%	6.66%	3.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Investment Grade Credit Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The Fund does not pay most expenses directly. However, you may pay certain “wrap fees,” which are not included above. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Classes A, I and R6 incepted on August 3, 2016 and Class W incepted on August 1, 2017. The Class A, Class I, Class R6 and Class W shares performance shown for the period prior to their inception date is the performance of Class SMA shares with adjustment for any differences in the expenses between the two classes.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different mutual funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*
Class A	$1,000.00	$1,045.20	0.90%	$4.59	$1,000.00	$1,020.44	0.90%	$4.53
Class I	1,000.00	1,046.50	0.65%	3.32	1,000.00	1,021.69	0.65%	3.28
Class P	1,000.00	1,049.20	0.15%	0.77	1,000.00	1,024.18	0.15%	0.76
Class R6	1,000.00	1,046.60	0.63%	3.21	1,000.00	1,021.79	0.63%	3.18
Class SMA	1,000.00	1,050.90	0.00%	0.00	1,000.00	1,024.93	0.00%	0.00
Class W	1,000.00	1,047.60	0.65%	3.32	1,000.00	1,021.69	0.65%	3.28

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Separate Portfolios Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Investment Grade Credit Fund (the Fund), a series of Voya Separate Portfolios Trust, including the summary portfolio of investments, as of March 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and ﬁnancial highlights present fairly, in all material respects, the ﬁnancial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the ﬁnancial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These ﬁnancial statements and ﬁnancial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these ﬁnancial statements and ﬁnancial highlights based on our audits. We are a public accounting ﬁrm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the ﬁnancial statements and ﬁnancial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the ﬁnancial statements and ﬁnancial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the ﬁnancial statements and ﬁnancial highlights. Such procedures also included conﬁrmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and signiﬁcant estimates made by management, as well as evaluating the overall presentation of the ﬁnancial statements and ﬁnancial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
May 23, 2019
7

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2019

ASSETS:
Investments in securities at fair value+*	$148,467,051
Short-term investments at fair value**	1,419,953
Cash	1,336,077
Cash collateral for futures	204,729
Receivables:
Investment securities sold	11,977,795
Fund shares sold	1,602
Interest	1,453,715
Prepaid expenses	29,886
Reimbursement due from manager	2,098
Other assets	4,144
Total assets	164,897,050
LIABILITIES:
Income distribution payable	12,130
Payable for investment securities purchased	12,509,977
Payable for fund shares redeemed	7,755
Payable upon receipt of securities loaned	1,419,953
Payable for investment management fees	3,794
Payable for distribution and shareholder service fees	47
Payable to trustees under the deferred compensation plan (Note 6)	4,144
Payable for trustee fees	2,288
Other accrued expenses and liabilities	65,839
Total liabilities	14,025,927
NET ASSETS	$150,871,123
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$150,538,656
Total distributable earnings	332,467
NET ASSETS	$150,871,123
+ Including securities loaned at value	$1,388,843
* Cost of investments in securities	$145,102,051
** Cost of short-term investments	$1,419,953
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2019 (continued)

Class A
Net assets	$223,008
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	20,874
Net asset value and redemption price per share†	$10.68
Maximum offering price per share (2.50%)(1)	$10.95
Class I
Net assets	$2,327,308
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	217,819
Net asset value and redemption price per share	$10.68
Class P
Net assets	$144,945,167
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	13,582,310
Net asset value and redemption price per share	$10.67
Class R6
Net assets	$3,222
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	302
Net asset value and redemption price per share	$10.68
Class SMA
Net assets	$3,369,304
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	315,612
Net asset value and redemption price per share	$10.68
Class W
Net assets	$3,114
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	292
Net asset value and redemption price per share	$10.67

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended March 31, 2019

INVESTMENT INCOME:
Interest	$5,934,813
Securities lending income, net	5,302
Total investment income	5,940,115
EXPENSES:
Investment management fees	718,010
Distribution and shareholder service fees:
Class A	514
Transfer agent fees:
Class A	381
Class I	652
Class P	191
Class R6	38
Class SMA	2,292
Class W	8
Shareholder reporting expense	8,333
Registration fees	105,222
Professional fees	53,688
Custody and accounting expense	39,796
Trustee fees	5,840
Miscellaneous expense	16,479
Interest expense	204
Total expenses	951,648
Waived and reimbursed fees	(728,562)
Net expenses	223,086
Net investment income	5,717,029
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,367,806)
Futures	(609,270)
Net realized loss	(2,977,076)
Net change in unrealized appreciation (depreciation) on:
Investments	4,505,555
Futures	231,119
Net change in unrealized appreciation (depreciation)	4,736,674
Net realized and unrealized gain	1,759,598
Increase in net assets resulting from operations	$7,476,627

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$5,717,029	$5,262,880
Net realized gain (loss)	(2,977,076)	2,752,889
Net change in unrealized appreciation (depreciation)	4,736,674	(3,141,378)
Increase in net assets resulting from operations	7,476,627	4,874,391
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	(7,372)	(7,100)
Class I	(95,587)	(69,099)
Class P	(6,040,312)	(7,837,507)
Class R6	(119)	(159)
Class SMA	(150,344)	(197,997)
Class W	(115)	(125)
Total distributions	(6,293,849)	(8,111,987)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,446,982	3,875,183
Reinvestment of distributions	6,143,490	7,913,990
	8,590,472	11,789,173
Cost of shares redeemed	(1,572,514)	(1,821,373)
Net increase in net assets resulting from capital share transactions	7,017,958	9,967,800
Net increase in net assets	8,200,736	6,730,204
NET ASSETS:
Beginning of year or period	142,670,387	135,940,183
End of year or period	$150,871,123	$142,670,387

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 12).

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
03-31-19	10.61	0.34	0.10	0.44	0.33	0.04	—	0.37	—	10.68	4.35	1.10	0.90	0.90	3.23	223	501
03-31-18	10.83	0.31	0.01	0.32	0.31	0.23	—	0.54	—	10.61	2.83	1.06	0.91	0.91	2.94	209	425
08-03-16(4) - 03-31-17	11.09	0.22•	(0.24)	(0.02)	0.20	0.04	—	0.24	—	10.83	(0.19)	1.65	0.90	0.90	3.09	71	321
Class I
03-31-19	10.61	0.36•	0.11	0.47	0.36	0.04	—	0.40	—	10.68	4.60	0.69	0.65	0.65	3.50	2,327	501
03-31-18	10.83	0.34	0.01	0.35	0.34	0.23	—	0.57	—	10.61	3.08	0.71	0.66	0.66	3.17	1,201	425
08-03-16(4) - 03-31-17	11.10	0.23•	(0.24)	(0.01)	0.22	0.04	—	0.26	—	10.83	(0.12)	1.71	0.65	0.65	3.22	3	321
Class P
03-31-19	10.60	0.41	0.12	0.53	0.42	0.04	—	0.46	—	10.67	5.17	0.66	0.15	0.15	3.99	144,945	501
03-31-18	10.83	0.40	0.00*	0.40	0.40	0.23	—	0.63	—	10.60	3.57	0.65	0.15	0.15	3.69	137,783	425
03-31-17	10.71	0.40	0.15	0.55	0.39	0.04	—	0.43	—	10.83	5.18	0.61	0.11	0.11	3.67	133,037	321
03-31-16	11.07	0.42	(0.33)	0.09	0.42	0.03	—	0.45	—	10.71	0.95	0.60	0.10	0.10	3.97	126,494	490
03-31-15	10.79	0.43	0.42	0.85	0.43	0.14	—	0.57	—	11.07	8.05	0.61	0.11	0.11	3.92	125,607	436
Class R6
03-31-19	10.61	0.36	0.11	0.47	0.36	0.04	—	0.40	—	10.68	4.63	1.90	0.63	0.63	3.51	3	501
03-31-18	10.83	0.35	0.00*	0.35	0.34	0.23	—	0.57	—	10.61	3.12	1.78	0.64	0.64	3.19	3	425
08-03-16(4) - 03-31-17	11.10	0.23•	(0.24)	(0.01)	0.22	0.04	—	0.26	—	10.83	(0.12)	1.64	0.63	0.63	3.23	3	321
Class SMA
03-31-19	10.60	0.43	0.12	0.55	0.43	0.04	—	0.47	—	10.68	5.39	0.73	0.00*	0.00*	4.13	3,369	501
03-31-18	10.82	0.42	0.00*	0.42	0.41	0.23	—	0.64	—	10.60	3.75	0.71	0.00*	0.00*	3.84	3,471	425
03-31-17	10.70	0.41	0.15	0.56	0.40	0.04	—	0.44	—	10.82	5.27	0.66	0.00	0.00	3.77	2,826	321
03-31-16	11.06	0.43	(0.33)	0.10	0.43	0.03	—	0.46	—	10.70	1.05	0.64	0.00*	0.00*	4.06	3,646	490
03-31-15	10.78	0.44	0.42	0.86	0.44	0.14	—	0.58	—	11.06	8.19	0.65	0.00*	0.00*	4.01	3,158	436
Class W
03-31-19	10.60	0.36	0.11	0.47	0.36	0.04	—	0.40	—	10.67	4.61	0.85	0.65	0.65	3.50	3	501
08-01-17(4) - 03-31-18	11.16	0.23•	(0.33)	(0.10)	0.23	0.23	—	0.46	—	10.60	(1.03)	0.81	0.66	0.66	3.15	3	425

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019

NOTE 1 — ORGANIZATION
Voya Separate Portfolios Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for Voya Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class I, Class P, Class R6, Class SMA and Class W. The separate classes of shares differ principally in the type of shareholder permitted to invest in each class and in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent

13

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

14

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

15

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument.
During the year ended March 31, 2019, the Fund had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2019, the Fund had an average notional value of  $26,586,305 and $21,787,787 on futures contracts purchased and sold, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at March 31, 2019.
E. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund distributes capital gains, if any, annually. The Fund declares dividends daily and pays dividends monthly.
The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
G. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair

16

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2019, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
Purchases	Sales
$341,977,531	$341,046,120
U.S. government securities not included above were as follows:
Purchases	Sales
$367,469,908	$362,713,886
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 —  DISTRIBUTION AND SERVICE FEES
Class A shares of the Fund have a plan (the “Plan”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution and/or shareholder servicing of the Fund’s Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plan, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class A shares of the Fund pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A shares. For the year ended March 31, 2019, the Distributor retained the following amounts in sales charges:
Class A
Initial Sales Charges:	$49
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2019, the following affiliated investment company owned more than 5% of the Fund:
Affiliated Investment Company	Percentage
Voya Intermediate Bond Portfolio	96.07%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive

17

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to limit expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Class A	Class I	Class P	Class R6	Class SMA(1)	Class W
0.90%	0.65%	0.15%	0.63%	0.00%	0.65%

(1)
The Investment Adviser is absorbing and/or reimbursing all operating expenses of Class SMA, except certain extraordinary expenses. However, Class SMA is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

With the exception of the non-recoupable Class P management fee waiver for the Fund, the Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of March 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
March 31,
2020	2021	2022	Total
$18,475	$23,120	$39,422	$81,017
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of March 31, 2019, are as follows:
	March 31,
	2020	2021	2022	Total
Class A	$91	$207	$381	$679
Class I	21	622	649	1,292
Class R6	20	34	39	93
Class W	—	3	7	10
The Expense Limitation Agreement is contractual through August 1, 2019 for Classes A, I, P, R6 and W shares and shall renew automatically for one-year terms. The Expense Limitation Agreement is contractual for an indefinite term for Class SMA shares. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the year ended March 31, 2019 as follows:

18

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 8 — LINE OF CREDIT (continued)

Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
3	$496,333	2.76%
NOTE 9 — CAPITAL SHARES TRANSACTIONS
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
3/31/2019	1,626	—	709	(1,167)	1,168	16,742	—	7,365	(12,029)	12,078
3/31/2018	14,319	—	647	(1,815)	13,151	156,072	—	7,100	(19,445)	143,727
Class I
3/31/2019	161,918	—	9,215	(66,563)	104,570	1,693,935	—	95,584	(694,423)	1,095,096
3/31/2018	207,215	—	6,290	(100,532)	112,973	2,273,466	—	69,099	(1,101,235)	1,241,330
Class P
3/31/2019	—	—	582,257	(361)	581,896	—	—	6,040,308	(3,691)	6,036,617
3/31/2018	—	—	714,194	—*	714,194	—	—	7,837,507	—	7,837,507
Class R6
3/31/2019	—	—	11	—	11	—	—	119	—	119
3/31/2018	—	—	14	—*	14	—	—	159	—	159
Class SMA
3/31/2019	70,792	—	—*	(82,704)	(11,912)	736,305	—	—*	(862,371)	(126,066)
3/31/2018	130,657	—	—*	(64,285)	66,372	1,442,645	—	—*	(700,693)	741,952
Class W
3/31/2019	—	—	11	—	11	—	—	114	—	114
8/1/2017(1) - 3/31/2018	270	—	11	—*	281	3,000	—	125	—	3,125

*
Share amount is less than 0.500 per share or $0.50.

(1)
Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended March 31, 2019		Year Ended March 31, 2018
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$5,729,839	$564,010	$7,453,499	$658,488

19

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2019 were:
Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
		Amount	Character	Expiration
$146,738	$3,272,441	$(1,554,087)	Short-term	None
		(1,517,658)	Long-term	None
$(3,071,745)

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended March 31, 2018 were as follows:
Distributions from net investment income:
Class A	$(4,017)
Class I	(37,652)
Class P	(5,002,427)
Class R6	(95)
Class SMA	(122,338)
Class W	(64)
$(5,166,593)
Distributions from net realized gains:
Class A	$(3,083)
Class I	(31,447)
Class P	(2,835,080)
Class R6	(64)
Class SMA	(75,659)
Class W	(61)
$(2,945,394)
Undistributed net investment income at end of year	$200,948

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2019:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$156,029	$(156,029)	$—
Societe Generale	941,547	(941,547)	—
Wells Fargo Securities LLC	291,267	(291,267)	—
	$1,388,843	$(1,388,843)	$—

(1)
Collateral with a fair value of  $1,419,953 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

20

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of March 31, 2019, management of the Funds is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 13 — SUBSEQUENT EVENTS
Dividends. Subsequent to March 31, 2019, the Fund declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0293	May 1, 2019	Daily
Class I	$0.0315	May 1, 2019	Daily
Class P	$0.0360	May 1, 2019	Daily
Class R6	$0.0318	May 1, 2019	Daily
Class SMA	$0.0373	May 1, 2019	Daily
Class W	$0.0319	May 1, 2019	Daily
Line of Credit renewal: Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

21

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 91.0%
		Basic Materials: 4.5%
500,000	(1)	Anglo American Capital PLC, 3.750%, 04/10/2022	$501,627	0.3
800,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	833,434	0.6
600,000	(1)(2)	BHP Billiton Finance USA Ltd., 6.250%, 10/19/2075	626,115	0.4
470,000	(1)	Dow Chemical Co/The, 5.550%, 11/30/2048	529,284	0.4
510,000		DowDuPont, Inc., 3.794%, (US0003M + 1.110%), 11/15/2023	511,883	0.3
894,000		DowDuPont, Inc., 5.319%-5.419%, 11/15/2038-11/15/2048	1,004,506	0.7
883,000		Huntsman International LLC, 4.500%, 05/01/2029	880,764	0.6
200,000	(1)	Syngenta Finance NV, 5.182%, 04/24/2028	203,628	0.1
1,605,000		Other Securities	1,652,195	1.1
			6,743,436	4.5
		Communications: 7.1%
1,068,000		AT&T, Inc., 4.900%, 08/15/2037	1,081,518	0.7
882,000		AT&T, Inc., 5.250%, 03/01/2037	930,981	0.7
1,082,000		AT&T, Inc., 4.350%-5.350%, 03/01/2029-08/15/2058	1,093,443	0.7
651,000		CBS Corp., 5.500%, 05/15/2033	711,784	0.5
2,613,000		Comcast Corp., 3.400%-5.650%, 10/01/2021-10/15/2058	2,764,856	1.8
191,000	(1)	Fox Corp., 5.476%, 01/25/2039	212,202	0.1
84,000	(1)	Fox Corp., 5.576%, 01/25/2049	95,197	0.1
639,000		Verizon Communications, Inc., 5.250%, 03/16/2037	721,457	0.5
895,000		Verizon Communications, Inc., 3.850%-4.812%, 08/10/2033-09/15/2048	931,435	0.6
339,000	(1)	Walt Disney Co/The, 4.750%, 11/15/2046	395,103	0.3
286,000	(1)	Walt Disney Co/The, 6.550%, 03/15/2033	379,584	0.2
1,406,000		Other Securities	1,387,061	0.9
			10,704,621	7.1
		Consumer, Cyclical: 6.5%
78,977		American Airlines 2014-1 Class B Pass Through Trust, 4.375%, 04/01/2024	79,479	0.0
243,300		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	245,526	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
321,427		American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	$323,931	0.2
149,684		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	154,722	0.1
168,649		American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	165,609	0.1
241,353		American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	248,811	0.2
600,000	(1)	Daimler Finance North America LLC, 3.750%, 11/05/2021	610,808	0.4
1,150,000		Ford Motor Credit Co. LLC, 3.200%-4.250%, 01/15/2021-09/20/2022	1,138,492	0.8
500,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	502,927	0.3
640,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	646,231	0.4
343,378		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	353,444	0.2
114,331		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	116,212	0.1
591,185		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	579,734	0.4
329,168		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	325,374	0.2
4,205,665		Other Securities	4,295,325	2.9
			9,786,625	6.5
		Consumer, Non-cyclical: 14.2%
1,360,000		AbbVie, Inc., 3.200%-4.450%, 05/14/2025-05/14/2046	1,336,643	0.9
725,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	729,689	0.5
551,000		Anheuser-Busch InBev Worldwide, Inc., 4.375%-4.439%, 04/15/2038-10/06/2048	526,628	0.3
1,153,000		Celgene Corp., 3.875%-5.000%, 08/15/2025-02/20/2048	1,185,609	0.8
804,000	(1)	Cigna Corp., 4.800%, 08/15/2038	827,821	0.6

See Accompanying Notes to Financial Statements
22

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
507,000	(1)	Cigna Corp., 4.900%, 12/15/2048	$525,475	0.3
920,000		CVS Health Corp., 4.780%, 03/25/2038	913,753	0.6
856,000		CVS Health Corp., 5.050%, 03/25/2048	864,093	0.6
700,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	727,849	0.5
819,000		Johnson & Johnson, 3.400%-4.375%, 12/05/2033-01/15/2048	851,784	0.5
570,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	586,865	0.4
446,000	(1)	Keurig Dr Pepper, Inc., 4.597%, 05/25/2028	465,405	0.3
968,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	990,801	0.6
257,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	253,038	0.2
185,000	(1)	Mars, Inc., 3.875%, 04/01/2039	186,820	0.1
370,000	(1)	Mars, Inc., 3.950%, 04/01/2049	376,870	0.3
783,000		Merck & Co., Inc., 3.400%, 03/07/2029	805,092	0.5
910,000		Pfizer, Inc., 3.450%, 03/15/2029	935,330	0.6
250,000		Pfizer, Inc., 3.900%, 03/15/2039	256,822	0.2
650,000	(1)	Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/2028	705,908	0.5
7,260,000	(3)	Other Securities	7,343,166	4.9
			21,395,461	14.2
		Energy: 9.2%
1,084,000		BP Capital Markets America, Inc., 3.937%-4.234%, 09/21/2028-11/06/2028	1,151,899	0.8
215,000	(1)	Marathon Petroleum Corp., 3.800%, 04/01/2028	213,271	0.2
372,000	(1)	Marathon Petroleum Corp., 4.500%, 04/01/2048	358,273	0.2
1,144,000		MPLX L.P., 4.000%-5.200%, 02/15/2025-03/01/2047	1,162,534	0.8
961,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%-4.650%, 11/01/2024-10/15/2025	983,089	0.6
700,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	693,209	0.5
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
1,256,000		Williams Partners L.P., 3.600%-4.500%, 03/15/2022-11/15/2023	$1,295,328	0.8
8,037,000		Other Securities	8,049,891	5.3
			13,907,494	9.2
		Financial: 30.3%
905,000		American Campus Communities Operating Partnership L.P., 3.350%, 10/01/2020	908,771	0.6
775,000	(1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	776,416	0.5
807,000		Bank of America Corp., 3.248%, 10/21/2027	791,573	0.6
2,244,000	(2)	Bank of America Corp., 3.974%, 02/07/2030	2,291,419	1.5
470,000	(2)	Bank of America NA, 3.335%, 01/25/2023	476,217	0.3
3,887,000	(2)	Bank of America Corp., 3.419%-4.450%, 04/01/2024-03/15/2050	3,986,727	2.6
353,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	399,794	0.3
604,000	(2)	Barclays PLC, 7.750%, 12/31/2199	605,380	0.4
1,200,000		Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	1,259,000	0.8
1,020,000	(1)	BPCE S.A., 4.625%, 07/11/2024	1,040,844	0.7
1,005,000		Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	1,002,139	0.7
1,185,000		Citigroup, Inc., 2.900%, 12/08/2021	1,184,777	0.8
843,000		Citigroup, Inc., 4.450%, 09/29/2027	867,994	0.6
750,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	753,769	0.5
1,113,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	1,195,017	0.8
410,000	(1)(2)	Credit Suisse Group AG, 7.250%, 12/31/2199	412,142	0.3
220,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	217,692	0.1
392,000	(1)	Danske Bank A/S, 5.375%, 01/12/2024	408,080	0.3
1,166,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	1,164,058	0.8

See Accompanying Notes to Financial Statements
23

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,040,000		GE Capital International Funding Co. Unlimited Co., 2.342%-4.418%, 11/15/2020-11/15/2035	$988,741	0.7
500,000	(1)(2)	Harborwalk Funding Trust, 5.077%, 02/15/2069	527,940	0.3
1,409,000	(2)	JPMorgan Chase & Co., 4.023%, 12/05/2024	1,463,445	1.0
2,272,000	(2)	JPMorgan Chase & Co., 2.776%-4.625%, 04/01/2023-12/31/2199	2,258,687	1.5
737,000		Marsh & McLennan Cos, Inc., 4.375%, 03/15/2029	781,510	0.5
860,000		Mitsubishi UFJ Financial Group, Inc., 3.407%, 03/07/2024	872,398	0.6
956,000		Morgan Stanley, 3.700%, 10/23/2024	973,773	0.7
196,000	(2)	Morgan Stanley, 4.457%, 04/22/2039	203,971	0.1
350,000	(1)(2)	Nationwide Building Society, 4.125%, 10/18/2032	326,331	0.2
829,000		Old Republic International Corp., 4.875%, 10/01/2024	875,289	0.6
966,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	986,762	0.6
200,000	(1)(2)	Swiss Re Finance Luxembourg SA, 5.000%, 04/02/2049	202,899	0.1
1,213,000	(2)	Synovus Financial Corp., 5.750%, 12/15/2025	1,231,195	0.8
885,000		UBS AG, 5.125%, 05/15/2024	905,144	0.6
578,000	(1)(2)	UBS Group Funding Switzerland AG, 7.000%, 12/31/2199	587,025	0.4
760,000		US Bank NA/Cincinnati OH, 3.000%, 02/04/2021	765,227	0.5
535,000		Wells Fargo & Co., 4.750%, 12/07/2046	561,217	0.4
2,140,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	2,181,528	1.4
9,045,000		Other Securities	9,270,498	6.1
			45,705,389	30.3
		Industrial: 2.9%
365,000	(1)	Aviation Capital Group LLC, 4.375%, 01/30/2024	372,326	0.2
3,978,000		Other Securities	4,066,584	2.7
			4,438,910	2.9
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: 3.0%
1,209,000		Apple, Inc., 3.000%-4.250%, 05/13/2025-02/09/2047	$1,252,693	0.8
444,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	447,752	0.3
379,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	458,696	0.3
781,000		Microsoft Corp., 3.450%, 08/08/2036	786,066	0.5
698,000		Microsoft Corp., 4.500%, 02/06/2057	805,037	0.5
812,000		Other Securities	845,289	0.6
			4,595,533	3.0
		Utilities: 13.3%
170,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	167,249	0.1
700,000		Duke Energy Corp., 3.750%, 04/15/2024	722,606	0.5
460,000		Duke Energy Progress LLC, 3.450%, 03/15/2029	471,973	0.3
1,239,000		Duke Energy Carolinas LLC, 2.500%-3.950%, 03/15/2023-11/15/2028	1,271,562	0.8
1,059,000		Exelon Corp., 5.150%, 12/01/2020	1,092,187	0.7
785,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	785,737	0.5
421,000		IPALCO Enterprises, Inc., 3.700%, 09/01/2024	424,249	0.3
315,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	323,212	0.2
475,000	(1)	Metropolitan Edison Co., 4.300%, 01/15/2029	498,072	0.4
1,390,000		NextEra Energy Capital Holdings, Inc., 3.500%, 04/01/2029	1,391,960	0.9
1,238,000		NextEra Energy Capital Holdings, Inc., 3.342%-3.625%, 09/01/2020-06/15/2023	1,247,360	0.9
1,057,000		PNM Resources, Inc., 3.250%, 03/09/2021	1,056,924	0.7
755,000		Public Service Co. of New Hampshire, 3.500%, 11/01/2023	780,278	0.5
1,039,000		Sempra Energy, 3.550%, 06/15/2024	1,040,106	0.7
8,395,000	(3)	Other Securities	8,763,721	5.8
			20,037,196	13.3

See Accompanying Notes to Financial Statements
24

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
	Total Corporate Bonds/Notes (Cost $134,136,995)	$137,314,665	91.0
U.S. TREASURY OBLIGATIONS: 7.4%
	U.S. Treasury Bonds: 1.6%
2,133,900	3.375%, 11/15/2048	2,380,840	1.6
	U.S. Treasury Notes: 5.8%
2,472,000	2.125%, 03/31/2024	2,459,688	1.6
966,000	2.375%, 03/15/2022	970,623	0.6
960,000	2.500%, 02/28/2026	971,550	0.7
4,151,000	2.625%, 02/15/2029	4,232,317	2.8
137,400	2.250%-2.375%, 03/31/2021-02/29/2024	137,368	0.1
		8,771,546	5.8
	Total U.S. Treasury Obligations (Cost $10,965,056)	11,152,386	7.4
	Total Long-Term Investments (Cost $145,102,051)	148,467,051	98.4
SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateral(4): 0.9%
419,953	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $420,044, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $428,352, due 04/15/19-10/20/68)	419,953	0.3
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	0.6
		1,419,953	0.9
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,419,953)	$1,419,953	0.9
Total Investments in Securities (Cost $146,522,004)	$149,887,004	99.3
Assets in Excess of Other Liabilities	984,119	0.7
Net Assets	$150,871,123	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M   3-month LIBOR

See Accompanying Notes to Financial Statements
25

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$137,314,665	$—	$137,314,665
U.S. Treasury Obligations	—	11,152,386	—	11,152,386
Short-Term Investments	—	1,419,953	—	1,419,953
Total Investments, at fair value	$—	$149,887,004	$—	$149,887,004
Other Financial Instruments+
Futures	105,158	—	—	105,158
Total Assets	$105,158	$149,887,004	$—	$149,992,162
Liabilities Table
Other Financial Instruments+
Futures	$(337,133)	$—	$—	$(337,133)
Total Liabilities	$(337,133)	$—	$—	$(337,133)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following futures contracts were outstanding for Voya Investment Grade Credit Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 10-Year Note	22	06/19/19	$2,732,812	$33,721
U.S. Treasury 2-Year Note	92	06/28/19	19,604,625	71,437
			$22,337,437	$105,158
Short Contracts:
U.S. Treasury 5-Year Note	(58)	06/28/19	(6,718,031)	(57,533)
U.S. Treasury Long Bond	(8)	06/19/19	(1,197,250)	(22,684)
U.S. Treasury Ultra 10-Year Note	(41)	06/19/19	(5,444,031)	(115,653)
U.S. Treasury Ultra Long Bond	(21)	06/19/19	(3,528,000)	(141,263)
			$(16,887,312)	$(337,133)

See Accompanying Notes to Financial Statements
26

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Investment Grade Credit Fund	as of March 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$105,158
Total Asset Derivatives		$105,158
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$337,133
Total Liability Derivatives		$337,133

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(609,270)
Total	$(609,270)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$231,119
Total	$231,119

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $146,382,589.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,905,297
Gross Unrealized Depreciation	(632,856)
Net Unrealized Appreciation	$3,272,441

See Accompanying Notes to Financial Statements
27

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Investment Grade Credit Fund
Class A	NII	$0.3335
Class I	NII	$0.3594
Class P	NII	$0.4150
Class R6	NII	$0.3613
Class SMA	NII	$0.4271
Class W	NII	$0.3595
All Classes	LTCG	$0.0404

NII – Net investment income
LTCG – Long-term capital gain
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.
The Fund designates $564,010 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
28

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present May 2007 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	150	None.
29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2007 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2007 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2007 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	March 2007 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).
32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	March 2007 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

33

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Investment Grade Credit Fund, a series of the Trust (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the
Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for

34

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Fund does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

35

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding the Fund’s more recent performance, asset levels and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Investment Grade Credit Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, the second quintile for the ten-year period, and the third quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Fund’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory

36

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory
Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

37

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
172492         (0319-052319)

Annual Report
March 31, 2019
Classes A, I, P and W
■
Voya Emerging Markets Corporate Debt Fund

■
Voya Emerging Markets Hard Currency Debt Fund

■
Voya Emerging Markets Local Currency Debt Fund

■
Voya Securitized Credit Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Funds. The Funds’ Form N-Q or Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Markets Stake Out a New Path in 2019
Dear Shareholder,
After the tumultuous end of 2018, investors were worried that 2019 would continue in the same mode. Thankfully, that has not happened: though there has been considerable day-to-day and week-to-week volatility, U.S. equities posted strong gains in the first quarter of 2019. The broad bond indices, such as the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays Global Aggregate Index, also delivered positive returns.
This doesn’t mean, however, that investment risks have dissipated. Fourth-quarter 2018 U.S. corporate earnings growth, though healthy, came in significantly below the pace of the prior two quarters. China and the United States have yet to resolve their trade tensions, though the outlines of an agreement are taking shape. Declining manufacturing statistics in China, the U.S. and Europe point to slowing global economic growth. The stock markets have recently wobbled in reaction to these uncertainties.
On the other hand, we believe official responses have been reassuring: the U.S. Federal Reserve Board has pivoted from a bias toward further interest-rate hikes to wait-and-see mode, turning its rate policy from a market headwind to a tailwind. China has launched new efforts to stimulate its economy, which we think may get growth back on track. If successful, we expect that China’s efforts could lift Europe, its biggest trading partner, as well as the entire Asia-Pacific region.
While no one can predict the future, we still expect economic and earnings growth to slow but not stall. We take encouragement from the fact that central bank officials are working to reinforce the global economy; and uncertainty notwithstanding, that market returns have been robust so far in 2019. We believe that this may not be a time to double down on one’s investment strategy, but neither is it a time to alter it in an effort to avoid losses. In our view, it is still advisable to hold a well-diversified portfolio oriented to your long-term goals. Stick with your investment plan and avoid the temptation to time market exits or entries. Change your strategy only if your long-term goals have changed; before taking any action, discuss contemplated changes thoroughly with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
April 24, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Year Ended March 31, 2019

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, after 15 consecutive monthly gains, suffered a loss in February and another in March. Yet in the first half of our fiscal year, the Index returned 9.05%, as markets, led by the U.S., seemed almost immune to the worries that had set them back. The Index reached a new record on September 20, before clouds gathered again in October. By Christmas, the Index was down more than 17% from its peak. But from there a recovery, as sharp as it was unexpected, left the Index up 6.66% for the fiscal year. (The Index returned 4.01% for the year ended March 31, 2019, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February, then in March, the White House’s announcement of tariffs on imported steel and aluminum.
Nervousness about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, increasing to 25% at the beginning of 2019. But in early December new tariffs were postponed for 90 days while the sides held negotiations.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to raise historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.
Wages were growing at 3.1% year-over-year, the fastest since 2009, but it did not seem like an inflationary threat. However, as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and the U.S. Federal Reserve Board (“Fed”) Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time in 2018, from 2.25% to 2.50% and signaled two more increases in 2019, instead of the pause that markets hoped for.
Was this a policy mistake that would now threaten the already late-cycle U.S. economy? The boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. China’s growth in 2018 was the slowest in 28 years. The euro zone’s forecast for 2019 was slashed to just 1.1%. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both.
Yet in the last few days of December the Index rebounded. Two main factors bolstered this into the 18% recovery that it became. Firstly, Chairman Powell changed his tune and said repeatedly that the Fed would be “patient” as the economic data evolved. On March 20, he all but committed to no more increases in 2019.
Secondly, on trade, the view emerged that, as far apart as the U.S. and China were on key issues, both would find some face-saving “deal” that would stop an escalation of the tariff war, if not roll them back.
March continued to see a flow of weak economic data, particularly in manufacturing, from Europe, Asia and the U.S., where GDP growth in the fourth quarter of 2018 fell to a more modest 2.2%. A rather worrying pattern of Treasury yields emerged in later March (see below). But as the fiscal year ended, the path of least resistance for the Index still seemed upwards.
In U.S. fixed income markets, the Treasury yield curve mostly fell and flattened over the fiscal year. It became partially inverted in the last few weeks, with the yield on the three-month bill greater than the yield on the ten-year note for the first time since 2007. This is thought by some to portend economic weakness, as it implies declining short-term rates. For the year, fixed income sectors typically made gains in the mid-single digits.
U.S. equities, represented by the S&P 500® Index including dividends, rose 9.50% despite the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, 13% in the fourth, but were set to fall in early 2019. Interest sensitive utilities and real estate performed the best, up more than 19%. Financials was the weakest sector, down 4.67%.
In currencies, the dollar rose 9.47% against the euro, 6.98% against the pound and 4.09% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift in the new year as the prospects for further interest rate increases diminished.
In international markets, MSCI Japan® Index dropped 4.08% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index added 3.00%. The euro zone grew only 0.2% in the fourth quarter of 2018, with Germany barely avoiding recession. MSCI UK® Index gained 7.57%. Pessimism about an increasingly likely no-deal Brexit, was more than offset by strength in some large index constituents in energy and health care.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. Securitized MBS/ABS/CMBS Index	An index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified	A liquid global benchmark for US-dollar corporate emerging market bonds. The Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.
JP Morgan Emerging Markets Bond Index Global Diversified	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
JP Morgan Government Bond Index — Emerging Markets Global Diversified	A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It limits the weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Emerging Markets Corporate Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2019 (as a percentage of net assets)

Brazil	8.3%
China	7.2%
Russia	6.8%
Colombia	6.7%
Mexico	6.5%
Turkey	6.4%
India	5.7%
United Arab Emirates	5.3%
Chile	4.8%
Peru	3.9%
Countries between 0.2% – 3.4%^	33.9%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 24 countries, which each represents 0.2% – 3.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Corporate Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Kurt Kringelis, CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class P shares returned 4.74%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”) which returned 4.84% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the reporting period. The first nine months of the reporting period created a challenging environment for emerging markets (“EM”) driven by tighter monetary policy by the U.S. Federal Reserve Board, who hiked rates four times, and subsequently a stronger U.S. dollar. Adding to the pain were more idiosyncratic issues in Argentina and Turkey that raised concern over a slowdown across the EM landscape. Returns broadly moved positive in EM early in 2019, driven by a shift to a more dovish tone by global central banks, which resulted in a broad rally in risk assets, EM included. The Fund moved from underweight to neutral in investment grade issuers and reduced its overweight to high yield issuers over the period. It maintained its regional preference for Latin America and Central and Eastern European issuers
Top Ten Holdings as of March 31, 2019* (as a percentage of net assets)

Woori Bank Co. Ltd., 4.750%, 04/30/24	2.1%
Reliance Industries Ltd, 3.667%, 11/30/27	2.0%
KazMunayGas National Co. JSC, 4.750%, 04/19/27	1.8%
Ecopetrol SA, 5.375%, 06/26/26	1.7%
Bank of China Ltd., 5.000%, 11/13/24	1.6%
Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875%, 04/21/25	1.6%
China Construction Bank Corp., 3.875%, 05/13/25	1.6%
Pertamina Persero PT, 4.300%, 05/20/23	1.3%
Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/24	1.2%
Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/23	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
versus an underweight to Asia and the Middle East. The Fund’s holdings in pharmaceutical issuers in Israel and consumer names in Brazil were key detractors. Notable contributors to performance included oil and gas issuers in Kazakhstan, industrial holdings in Peru and metals and mining issuers in Russia.
Current Strategy & Outlook: Absence of inflation pressures across most EMs has turned central banks more dovish: a number foresee rate cuts in the second half of 2019. We believe U.S. and EM interest-rate differentials should remain long-term drivers of EM currency valuations. In our view, if global growth slows more sharply, EM central banks might try to “out-dove” each other. We believe in a pick-up of growth momentum in the second half of 2019, differentiated by country and supported by Chinese stimulus. We also believe that a China-U.S. trade deal, if reached in April, could further boost exports and business confidence.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Emerging Markets Corporate Debt Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	Since Inception of Class P August 9, 2012
Class P	4.74%	5.06%	4.99%
JPM CEMBI	4.84%	5.05%	4.76%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Corporate Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Emerging Markets Hard Currency Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2019 (as a percentage of net assets)

Indonesia	7.2%
Mexico	6.4%
Turkey	6.2%
Brazil	4.8%
Panama	4.8%
Russia	4.4%
Egypt	4.0%
Dominican Republic	3.9%
Argentina	3.8%
Kazakhstan	3.6%
Countries between 0.0% – 3.5%^	48.0%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 42 countries, which each represents 0.0% – 3.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Hard Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Matthew Toms, CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class P shares returned 3.65% compared to the JP Morgan Emerging Markets Bond Index Global Diversified (the “Index” or “JPM EMBI”) which returned 4.21% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the reporting period. The first nine months of the reporting period created a challenging environment for emerging markets (“EM”) driven by tighter monetary policy by the U.S. Federal Reserve Board, which hiked rates four times, and subsequently a stronger U.S. dollar. Adding to the pain were more idiosyncratic issues in Argentina and Turkey, which raised concern over a slowdown across the EM landscape. Returns broadly moved positive in EM early in 2019, driven by a shift to a more dovish tone by global central banks, which resulted in a broad rally in risk assets, EM included.
The Fund maintained its underweight to sovereigns versus the index, while keeping an overweight to quasi-sovereigns and select blue-chip corporate
Top Ten Holdings as of March 31, 2019 (as a percentage of net assets)

Hungary Government International Bond, 5.375%, 02/21/23	1.7%
Kazakhstan Government International Bond, 6.500%, 07/21/45	1.6%
Turkey Government International Bond, 7.375%, 02/05/25	1.6%
Brazilian Government International Bond, 2.625%, 01/05/23	1.5%
Indonesia Government International Bond, 8.500%, 10/12/35	1.5%
Croatia Government International Bond, 5.500%, 04/04/23	1.4%
Petroleos Mexicanos, 6.875%, 08/04/26	1.3%
Russian Foreign Bond - Eurobond, 4.750%, 05/27/26	1.3%
Sri Lanka Government International Bond, 6.825%, 07/18/26	1.3%
Empresa Nacional del Petroleo, 3.750%, 08/05/26	1.2%
Portfolio holdings are subject to change daily.
securities. Regionally, the Fund maintained a bias towards Latin America, namely Mexico, Argentina and Brazil. By contrast, the Fund maintained an underweight to Asia, with the exception of an overweight to Indonesia, due to expensive valuations. Underperformance was primarily driven by the Fund’s overweight to Argentina, which underperformed, as well as cash, which acted as a drag on total returns. Notable contributors to performance included the Fund’s overweight positioning in Kazakhstan and Indonesia and underweight positioning in Egypt.
Current Strategy & Outlook: Absence of inflation pressures across most EMs has turned central banks more dovish: a number foresee rate cuts in the second half of 2019. We believe U.S. and EM interest-rate differentials should remain long-term drivers of EM currency valuations. In our view, if global growth slows more sharply, EM central banks might try to “out-dove” each other. We believe in a pick-up of growth momentum in the second half of 2019, differentiated by country and supported by Chinese stimulus. We also believe that a China-U.S. trade deal, if reached in April, could further boost exports and business confidence.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Emerging Markets Hard Currency Debt Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	Since Inception of Class P August 9, 2012	Since Inception of Classes A, I and W August 1, 2017
Including Sales Charge:
Class A(1)(2)	-0.02%	3.88%	—	3.33%
Class I(2)	2.95%	4.69%	—	4.01%
Class P	3.65%	5.52%	4.83%	—
Class W(2)	2.84%	4.67%	—	3.99%
Excluding Sales Charge:
Class A(2)	2.57%	4.40%	—	3.73%
Class I(2)	2.95%	4.69%	—	4.01%
Class P	3.65%	5.52%	4.83%	—
Class W(2)	2.84%	4.67%	—	3.99%
JPM EMBI	4.21%	5.44%	4.57%	4.57%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Hard Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
The Class A, Class I and Class W shares performance shown for the period prior to their inception date is the performance of Class P shares with adjustment for any differences in the expenses between the two classes.

Voya Emerging Markets Local Currency Debt Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2019 (as a percentage of net assets)

Mexico	9.7%
Brazil	7.4%
Thailand	7.3%
Russia	7.0%
Colombia	6.8%
Supranational	6.0%
Indonesia	5.6%
South Africa	5.0%
Peru	4.9%
Poland	4.7%
Countries between 0.2% – 4.2%^	26.4%
Assets in Excess of Other Liabilities*	9.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 11 countries, which each represents 0.2% – 4.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Jean-Dominique Bütikofer, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s Class P shares returned -8.74% compared to the J.P. Morgan Government Bond Index - Emerging Markets Global Diversified (the “Index” or “JPM GBI-EM”) which returned -7.58% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the reporting period. The first nine months of the reporting period created a challenging environment for emerging markets (“EM”) driven by tighter monetary policy by the U.S. Federal Reserve Board, which hiked rates four times, and subsequently a stronger U.S. dollar. Adding to the pain were more idiosyncratic issues in Argentina and Turkey that raised concern over a slowdown across the EM landscape. Returns broadly moved positive in EM early in 2019, driven by a shift to a more dovish tone by global central banks, which resulted in a broad rally in risk assets, EM included.
Underperformance during the period was driven by the Fund’s foreign exchange (“FX”) positioning, while its interest rate positioning added to relative results. Main detractors from an FX standpoint included long
Top Ten Holdings as of March 31, 2019 (as a percentage of net assets)

Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	5.9%
Mexican Bonos, 6.500%, 06/09/22	4.4%
Republic of Poland Government Bond, 2.500%, 07/25/26	3.9%
Thailand Government Bond, 3.650%, 06/20/31	3.6%
Malaysia Government Bond, 3.955%, 09/15/25	3.3%
Russian Federal Bond - OFZ, 8.150%, 02/03/27	3.3%
Romania Government Bond, 3.400%, 03/08/22	2.9%
Colombian TES, 7.500%, 08/26/26	2.8%
Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/35	2.6%
Mexican Bonos, 7.750%, 05/29/31	2.5%
Portfolio holdings are subject to change daily.
positions in the Colombian peso, which declined on trade war fears and a decline in copper prices, and the Czech koruna, which followed the weakness in the euro. From an interest rate component, the Fund’s short position in Turkish interest rates added to relative returns, as bond yields widened on inflation and current account deterioration.
Current Strategy & Outlook: Absence of inflation pressures across most EMs has turned central banks more dovish: a number foresee rate cuts in the second half of 2019. We believe U.S. and EM interest-rate differentials should remain long-term drivers of EM currency valuations. In our view, if global growth slows more sharply, EM central banks might try to “out-dove” each other. We believe in a pick-up of growth momentum in the second half of 2019, differentiated by country and supported by Chinese stimulus. We also believe that a China-U.S. trade deal, if reached in April, could further boost exports and business confidence.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Emerging Markets Local Currency Debt Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	5 Year	Since Inception of Class P August 6, 2012
Class P	-8.74%	-1.36%	-1.80%
JPM GBI-EM	-7.58%	-0.76%	-0.93%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Local Currency Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

Voya Securitized Credit Fund	Portfolio Managers’ Report

Geographic Diversification as of March 31, 2019 (as a percentage of net assets)

United States	93.7%
Ireland	0.2%
Assets in Excess of Other Liabilities*	6.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Securitized Credit Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by David Goodson, John R. Edwards and Jonathan Abshire, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended March 31, 2019, the Fund’s P Class shares returned 5.56%, compared to the Bloomberg Barclays U.S. Securitized MBS/ABS/CMBS Index (the “Index” or “Bloomberg Barclays U.S. Securitized”), which returned 4.48% for the same period.
Portfolio Specifics: For the period, the Fund remained strategically underweight agency residential mortgage-backed securities (“RMBS”), the largest constituent of the Index. This underweight was offset by an overweight to the credit portion of the securitized universe. Agency RMBS remained less attractive given further upticks in expected volatility, The Federal Reserve Board (“Fed”) tapering and uncertain demand. There were no material changes to the Fund’s positioning during the reporting period. That said, we did increase exposure to certain portions of the commercial mortgage-backed security (“CMBS”) market as fundamentals remained steady and technical factors favored exposure to mortgage-backed securities. The Fund’s positions in legacy, pre-crisis issued non-agency RMBS continued to decrease as these positions further amortized. Allocations to off-index sectors contributed positively to performance over the period, with non-agency RMBS and credit risk transfer securities performing the best as spreads tightened considerably.
Top Ten Holdings as of March 31, 2019* (as a percentage of net assets)

DBJPM 16-C3 E Mortgage Trust, 4.243%, 08/10/49	1.2%
Exantas Capital Corp. 2018-RSO6 D Ltd., 4.984%, 06/15/35	1.0%
SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/25	0.9%
PFP 2017-4 E Ltd., 7.334%, 07/14/35	0.9%
DBWF 2018-GLKS E Mortgage Trust, 5.500%, 11/19/35	0.8%
Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, 04/25/28	0.8%
BANK 2017-BNK4 E, 3.357%, 05/15/50	0.8%
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/46	0.8%
SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/41	0.7%
IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.696%, 02/25/46	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Security selection was the largest driver of performance, with CMBS significantly contributing and asset-backed securities (“ABS”) modestly adding to performance during the period. Within ABS, we captured more attractive yield premiums through our investments in collateralized loan obligations (“CLOs”). We remained strategically short duration relative to the Index for the period. This detracted from performance as U.S.
Treasuries rallied (rates fell) during the second-half of the period significantly. Spread sectors widened in the middle of the period, resulting in short-term weakness and some underperformance; this widening reversed later in the period.
The Fund utilized U.S. Treasury futures for duration management purposes. For the period, derivatives had a negative impact on the Fund’s performance.
Current Strategy & Outlook: Volatility has returned, and we believe it is here to stay. At this stage in the business cycle, we believe that volatility creates opportunity; we also believe that security selection, while always important, becomes an even greater focus. We maintain our positive stance on securitized assets, including ABS and non-agency RMBS. We remain underweight agency RMBS, as we believe the unwinding of the Fed’s balance sheet skews risks to the downside for this sector. Finally, we are targeting Fund duration shorter than the Index, given the expected rising interest rate environment.

*
Effective June 30, 2018, John R. Edwards and Jonathan Abshire were added as portfolio managers to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Portfolio Managers’ Report	Voya Securitized Credit Fund

Average Annual Total Returns for the Periods Ended March 31, 2019
	1 Year	Since Inception of Class P August 7, 2014	Since Inception of Classes A and I August 3, 2015	Since Inception of Class W August 1, 2017
Including Sales Charge:
Class A(1)(2)	2.07%	—	4.59%	—
Class I(2)	4.87%	—	5.47%	—
Class P	5.56%	6.15%	—	—
Class W(2)	4.80%	—	—	5.45%
Excluding Sales Charge:
Class A(2)	4.66%	—	5.17%	—
Class I(2)	4.87%	—	5.47%	—
Class P	5.56%	6.15%	—	—
Class W(2)	4.80%	—	—	5.45%
Bloomberg Barclays U.S. Securitized	4.48%	2.36%	2.36%	2.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Securitized Credit Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total net return. Had all fees and expenses been considered, the total net returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to
www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
The Class A, Class I and Class W shares performance shown for the period prior to their inception date is the performance of Class P shares with adjustment for any differences in the expenses between the two classes.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 to March 31, 2019. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2019*	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Annualized Expense Ratio*	Expenses Paid During the Period Ended March 31, 2019*
Voya Emerging Markets Corporate Debt Fund
Class P	$1,000.00	$1,051.70	0.10%	$0.51	$1,000.00	$1,024.43	0.10%	$0.50
Voya Emerging Markets Hard Currency Debt Fund
Class A	$1,000.00	$1,049.30	1.15%	$5.88	$1,000.00	$1,019.20	1.15%	$5.79
Class I	1,000.00	1,051.80	0.90	4.60	1,000.00	1,020.44	0.90	4.53
Class P	1,000.00	1,054.70	0.11	0.56	1,000.00	1,024.38	0.11	0.56
Class W	1,000.00	1,051.70	0.90	4.60	1,000.00	1,020.44	0.90	4.53
Voya Emerging Markets Local Currency Debt Fund
Class P	$1,000.00	$1,047.30	0.16%	$0.82	$1,000.00	$1,024.13	0.16%	$0.81
Voya Securitized Credit Fund
Class A	$1,000.00	$1,026.60	1.00%	$5.05	$1,000.00	$1,019.95	1.00%	$5.04
Class I	1,000.00	1,027.10	0.68	3.44	1,000.00	1,021.54	0.68	3.43
Class P	1,000.00	1,031.40	0.05	0.25	1,000.00	1,024.68	0.05	0.25
Class W	1,000.00	1,027.60	0.75	3.79	1,000.00	1,021.19	0.75	3.78

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Voya Separate Portfolios Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund (the Funds), each a series of Voya Separate Portfolios Trust, including the summary portfolios and portfolio of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the ﬁnancial statements) and the ﬁnancial highlights for each of the years or periods in the five-year period then ended. In our opinion, the ﬁnancial statements and ﬁnancial highlights present fairly, in all material respects, the ﬁnancial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the ﬁnancial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These ﬁnancial statements and ﬁnancial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these ﬁnancial statements and ﬁnancial highlights based on our audits. We are a public accounting ﬁrm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the ﬁnancial statements and ﬁnancial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the ﬁnancial statements and ﬁnancial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the ﬁnancial statements and ﬁnancial highlights. Such procedures also included conﬁrmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and signiﬁcant estimates made by management, as well as evaluating the overall presentation of the ﬁnancial statements and ﬁnancial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
May 23, 2019

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2019

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
ASSETS:
Investments in securities at fair value+*	$92,109,121	$157,073,500	$66,682,377	$508,876,800
Short-term investments at fair value**	7,055,858	6,613,215	5,600,812	31,953,644
Cash	8,450	—	1,345	951,648
Cash collateral for futures	94,772	114,463	—	595,600
Cash pledged for centrally cleared swaps (Note 2)	—	—	145,000	—
Foreign currencies at value***	—	—	1,142,353	—
Receivables:
Investment securities sold	—	1,312,825	—	—
Fund shares sold	—	172,430	—	2,989,697
Dividends	—	62	—	87
Interest	1,375,995	2,147,471	1,283,714	2,810,548
Foreign tax reclaims	—	—	28,507	—
Unrealized appreciation on forward foreign currency contracts	—	—	820,950	—
Unrealized appreciation on OTC swap agreements	—	—	17,874	—
Variation margin receivable on centrally cleared swaps	—	—	4,150	—
Prepaid expenses	8,131	23,349	15,179	55,193
Reimbursement due from manager	—	629	13,627	11,943
Other assets	2,689	4,419	2,577	6,338
Total assets	100,655,016	167,462,363	75,758,465	548,251,498
LIABILITIES:
Income distribution payable	—	42,098	—	63,834
Payable for investment securities purchased	750,000	1,475,000	16,466	4,921,676
Payable for fund shares redeemed	—	33,146	—	951,640
Payable upon receipt of securities loaned	3,415,737	3,335,922	1,420,792	—
Unrealized depreciation on forward foreign currency contracts	—	—	742,433	—
Payable for investment management fees	—	7,290	—	192,693
Payable for distribution and shareholder service fees	—	1	—	17,592
Payable to custodian due to bank overdraft	—	731,927	—	—
Payable to trustees under the deferred compensation plan (Note 6)	2,689	4,419	2,577	6,338
Payable for trustee fees	521	858	448	2,164
Payable for cash collateral for futures	—	—	7,780	—
Other accrued expenses and liabilities	41,015	60,108	75,274	116,804
Total liabilities	4,209,962	5,690,769	2,265,770	6,272,741
NET ASSETS	$96,445,054	$161,771,594	$73,492,695	$541,978,757
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$96,808,316	$171,504,315	$85,224,281	$536,370,936
Total distributable earnings (loss)	(363,262)	(9,732,721)	(11,731,586)	5,607,821
NET ASSETS	$96,445,054	$161,771,594	$73,492,695	$541,978,757
+ Including securities loaned at value	$3,342,973	$3,251,445	$1,341,045	$—
* Cost of investments in securities	$91,320,295	$158,257,434	$71,149,582	$502,367,888
** Cost of short-term investments	$7,056,649	$6,613,922	$5,601,719	$31,960,555
*** Cost of foreign currencies	$—	$—	$1,148,605	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2019 (continued)

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
Class A
Net assets	n/a	$6,608	n/a	$84,096,021
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	696	n/a	8,237,708
Net asset value and redemption price per share†	n/a	$9.49	n/a	$10.21
Maximum offering price per share (2.5%)(1)	n/a	$9.73	n/a	$10.47
Class I
Net assets	n/a	$10,014,497	n/a	$303,211,256
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	1,054,219	n/a	29,654,598
Net asset value and redemption price per share	n/a	$9.50	n/a	$10.22
Class P
Net assets	$96,445,054	$151,747,375	$73,492,695	$152,687,251
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,868,553	15,983,280	10,516,775	14,874,338
Net asset value and redemption price per share	$9.77	$9.49	$6.99	$10.27
Class W
Net assets	n/a	$3,114	n/a	$1,984,229
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	328	n/a	193,939
Net asset value and redemption price per share	n/a	$9.49	n/a	$10.23

(1)
Maximum offering price is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended March 31, 2019

	Voya Emerging Markets Corporate Debt Fund	Voya Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund	Voya Securitized Credit Fund
INVESTMENT INCOME:
Dividends	$464	$785	$440	$3,234
Interest, net of foreign taxes withheld*	5,333,320	9,143,394	5,414,212	22,719,941
Securities lending income, net	51,689	20,019	2,563	—
Total investment income	5,385,473	9,164,198	5,417,215	22,723,175
EXPENSES:
Investment management fees	990,521	1,287,117	716,235	2,597,205
Distribution and shareholder service fees:
Class A	—	16	—	117,698
Transfer agent fees:
Class A	—	60	—	37,152
Class I	—	7,318	—	86,461
Class P	235	249	98	248
Class W	—	27	—	105
Shareholder reporting expense	2,343	4,483	2,472	15,337
Registration fees	25,803	80,909	33,959	104,603
Professional fees	33,773	43,535	30,391	78,699
Custody and accounting expense	21,464	43,119	182,879	97,646
Trustee fees	4,170	6,865	3,581	17,315
Miscellaneous expense	10,781	13,621	9,347	17,074
Interest expense	813	269	3,429	8,037
Total expenses	1,089,903	1,487,588	982,391	3,177,580
Waived and reimbursed fees	(990,521)	(1,217,787)	(842,538)	(1,069,682)
Net expenses	99,382	269,801	139,853	2,107,898
Net investment income	5,286,091	8,894,397	5,277,362	20,615,277
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(285,921)	(436,185)	(12,052,916)	242,836
Forward foreign currency contracts	—	55,117	(1,968,405)	—
Foreign currency related transactions	—	349	(354,422)	—
Futures	(340,628)	(362,742)	(9,687)	291,850
Swaps	—	—	(9,410)	—
Net realized gain (loss)	(626,549)	(743,461)	(14,394,840)	534,686
Net change in unrealized appreciation (depreciation) on:
Investments	146,008	(2,001,157)	(3,479,159)	2,659,955
Forward foreign currency contracts	—	(1,107)	(246,114)	—
Foreign currency related transactions	—	(104)	(84,188)	—
Futures	16,750	51,794	2,552	(868,341)
Swaps	—	—	(989)	—
Net change in unrealized appreciation (depreciation)	162,758	(1,950,574)	(3,807,898)	1,791,614
Net realized and unrealized gain (loss)	(463,791)	(2,694,035)	(18,202,738)	2,326,300
Increase (decrease) in net assets resulting from operations	$4,822,300	$6,200,362	$(12,925,376)	$22,941,577
* Foreign taxes withheld	$—	$—	$146,369	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Corporate Debt Fund		Voya Emerging Markets Hard Currency Debt Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$5,286,091	$5,304,891	$8,894,397	$7,992,427
Net realized gain (loss)	(626,549)	2,177,240	(743,461)	1,769,688
Net change in unrealized appreciation (depreciation)	162,758	(3,088,178)	(1,950,574)	(2,139,733)
Increase in net assets resulting from operations	4,822,300	4,393,953	6,200,362	7,622,382
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	—	(270)	(213)
Class I	—	—	(423,529)	(42,377)
Class P	(5,373,431)	(5,285,539)	(8,364,808)	(7,984,559)
Class W	—	—	(130)	(86)
Return of capital:
Class A	—	—	—	(5)
Class I	—	—	—	(3,934)
Class P	—	—	—	(110,327)
Class W	—	—	—	(2)
Total distributions	(5,373,431)	(5,285,539)	(8,788,737)	(8,141,503)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	615,002	140,001	14,066,186	14,765,893
Reinvestment of distributions	5,373,431	5,285,539	8,373,820	8,095,499
	5,988,433	5,425,540	22,440,006	22,861,392
Cost of shares redeemed	(15,439,405)	(999,996)	(31,298,795)	(1,713,580)
Net increase (decrease) in net assets resulting from capital share transactions	(9,450,972)	4,425,544	(8,858,789)	21,147,812
Net increase (decrease) in net assets	(10,002,103)	3,533,958	(11,447,164)	20,628,691
NET ASSETS:
Beginning of year or period	106,447,157	102,913,199	173,218,758	152,590,067
End of year or period	$96,445,054	$106,447,157	$161,771,594	$173,218,758

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Emerging Markets Local Currency Debt Fund		Voya Securitized Credit Fund
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
FROM OPERATIONS:
Net investment income	$5,277,362	$5,804,574	$20,615,277	$13,745,985
Net realized gain (loss)	(14,394,840)	55,688	534,686	2,886,130
Net change in unrealized appreciation (depreciation)	(3,807,898)	5,663,511	1,791,614	3,269,380
Increase (decrease) in net assets resulting from operations	(12,925,376)	11,523,773	22,941,577	19,901,495
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	—	(2,163,799)	(84,591)
Class I	—	—	(11,123,499)	(6,515,192)
Class P	(961,855)	(4,600,863)	(8,730,029)	(8,645,604)
Class W	—	—	(6,483)	(1,171)
Return of capital:
Class A	—	—	(62,943)	—
Class I	—	—	(235,068)	—
Class P	(3,260,619)	—	(111,905)	—
Class W	—	—	(578)	—
Total distributions	(4,222,474)	(4,600,863)	(22,434,304)	(15,246,558)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,800,004	15,939,999	309,160,142	74,838,840
Reinvestment of distributions	4,142,263	4,600,863	22,338,753	15,238,240
	13,942,267	20,540,862	331,498,895	90,077,080
Cost of shares redeemed	(40,864,989)	(1,400,018)	(132,111,627)	(28,379,468)
Net increase (decrease) in net assets resulting from capital share transactions	(26,922,722)	19,140,844	199,387,268	61,697,612
Net increase (decrease) in net assets	(44,070,572)	26,063,754	199,894,541	66,352,549
NET ASSETS:
Beginning of year or period	117,563,267	91,499,513	342,084,216	275,731,667
End of year or period	$73,492,695	$117,563,267	$541,978,757	$342,084,216

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note11).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Emerging Markets Corporate Debt Fund
Class P
03-31-19	9.82	0.49	(0.05)	0.44	0.49	—	—	0.49	—	9.77	4.74	1.05	0.10	0.10	5.07	96,445	69
03-31-18	9.90	0.50	(0.08)	0.42	0.50	—	—	0.50	—	9.82	4.22	1.05	0.10	0.10	4.98	106,447	83
03-31-17	9.59	0.49	0.33	0.82	0.51	—	—	0.51	—	9.90	8.74	1.06	0.11	0.11	5.02	102,913	80
03-31-16	9.83	0.47•	(0.24)	0.23	0.47	—	—	0.47	—	9.59	2.45	1.05	0.10	0.10	4.86	89,926	86
03-31-15	9.82	0.50	0.01	0.51	0.50	—	—	0.50	—	9.83	5.24	1.03	0.09	0.09	5.03	88,125	52
Voya Emerging Markets Hard Currency Debt Fund
Class A
03-31-19	9.64	0.39	(0.16)	0.23	0.38	—	—	0.38	—	9.49	2.57	2.02	1.15	1.15	4.18	7	71
08-01-17(4) - 03-31-18	9.84	0.26•	(0.19)	0.07	0.26	—	0.01	0.27	—	9.64	0.64	1.90	1.15	1.15	3.89	7	51
Class I
03-31-19	9.64	0.41	(0.15)	0.26	0.40	—	—	0.40	—	9.50	2.95	0.94	0.90	0.90	4.45	10,014	71
08-01-17(4) - 03-31-18	9.84	0.28•	(0.19)	0.09	0.28	—	0.01	0.29	—	9.64	0.82	0.85	0.85	0.85	4.39	7,659	51
Class P
03-31-19	9.64	0.48•	(0.15)	0.33	0.48	—	—	0.48	—	9.49	3.65	0.86	0.11	0.11	5.23	151,747	71
03-31-18	9.65	0.49	0.00*	0.49	0.49	—	0.01	0.50	—	9.64	5.06	0.84	0.09	0.09	4.96	165,549	51
03-31-17	9.36	0.53	0.34	0.87	0.55	—	0.03	0.58	—	9.65	9.51	0.83	0.08	0.08	5.49	152,590	64
03-31-16	9.47	0.48•	(0.08)	0.40	0.51	—	—	0.51	—	9.36	4.40	0.82	0.07	0.07	5.20	136,291	50
03-31-15	9.49	0.50•	(0.02)	0.48	0.50	—	—	0.50	—	9.47	5.07	0.82	0.07	0.07	5.19	133,378	32
Class W
03-31-19	9.64	0.41	(0.16)	0.25	0.40	—	—	0.40	—	9.49	2.84	1.77	0.90	0.90	4.45	3	71
08-01-17(4) - 03-31-18	9.84	0.27•	(0.18)	0.09	0.28	—	0.01	0.29	—	9.64	0.82	1.65	0.90	0.90	4.07	3	51
Voya Emerging Markets Local Currency Debt Fund
Class P
03-31-19	8.03	0.42•	(1.13)	(0.71)	0.06	—	0.27	0.33	—	6.99	(8.74)	1.10	0.16	0.16	5.89	73,493	65
03-31-18	7.49	0.45	0.45	0.90	0.36	—	—	0.36	—	8.03	12.30	1.03	0.15	0.15	5.89	117,563	50
03-31-17	7.43	0.40	(0.11)	0.29	0.00*	—	0.23	0.23	—	7.49	4.02	0.97	0.15	0.15	5.40	91,500	67
03-31-16	7.63	0.37•	(0.57)	(0.20)	—	—	—	—	—	7.43	(2.62)	0.99	0.15	0.15	5.06	82,622	18
03-31-15	8.78	0.44•	(1.29)	(0.85)	0.00*	—	0.30	0.30	—	7.63	(10.03)	0.98	0.15	0.15	5.13	84,713	22
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Securitized Credit Fund
Class A
03-31-19	10.22	0.44	0.02	0.46	0.45	0.01	0.01	0.47	—	10.21	4.66	1.02	1.00	1.00	4.29	84,096	29
03-31-18	10.05	0.40	0.23	0.63	0.42	0.04	—	0.46	—	10.22	6.29	1.15	1.00	1.00	4.09	9,665	43
03-31-17	9.94	0.40	0.18	0.58	0.44	0.03	—	0.47	—	10.05	5.94	1.13	1.00	1.00	4.12	302	64
08-03-15(4) - 03-31-16	10.24	0.24•	(0.12)	0.12	0.27	0.15	—	0.42	—	9.94	1.22	1.04	0.95	0.95	3.65	485	35
Class I
03-31-19	10.24	0.47	0.02	0.49	0.49	0.01	0.01	0.51	—	10.22	4.87	0.72	0.68	0.68	4.57	303,211	29
03-31-18	10.07	0.43	0.23	0.66	0.45	0.04	—	0.49	—	10.24	6.55	0.73	0.68	0.68	4.24	160,778	43
03-31-17	9.96	0.44•	0.17	0.61	0.47	0.03	—	0.50	—	10.07	6.29	0.74	0.68	0.68	4.39	121,798	64
08-03-15(4) - 03-31-16	10.24	0.26•	(0.11)	0.15	0.28	0.15	—	0.43	—	9.96	1.51	0.82	0.73	0.73	3.93	1,210	35
Class P
03-31-19	10.29	0.53	0.02	0.55	0.55	0.01	0.01	0.57	—	10.27	5.56	0.68	0.05	0.05	5.18	152,687	29
03-31-18	10.12	0.50	0.23	0.73	0.52	0.04	—	0.56	—	10.29	7.28	0.69	0.05	0.05	4.86	171,597	43
03-31-17	10.01	0.51	0.15	0.66	0.52	0.03	—	0.55	—	10.12	6.78	0.70	0.05	0.05	5.05	153,632	64
03-31-16	10.30	0.44	(0.08)	0.36	0.50	0.15	—	0.65	—	10.01	3.62	0.74	0.05	0.05	4.31	143,975	35
08-07-14(4) - 03-31-15	10.00	0.25•	0.28	0.53	0.19	0.04	—	0.23	—	10.30	5.32	0.72	0.05	0.05	3.83	115,597	33
Class W
03-31-19	10.25	0.47	0.01	0.48	0.48	0.01	0.01	0.50	—	10.23	4.80	0.77	0.75	0.75	4.54	1,984	29
08-01-17(4) - 03-31-18	10.27	0.31•	0.01	0.32	0.30	0.04	—	0.34	—	10.25	3.10	0.90	0.75	0.75	4.54	44	43

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019

NOTE 1 — ORGANIZATION
Voya Separate Portfolios Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for: Voya Emerging Markets Corporate Debt Fund (“Corporate Debt”), Voya Emerging Markets Hard Currency Debt Fund (“Hard Currency Debt”), Voya Emerging Markets Local Currency Debt Fund (“Local Currency Debt”) and Voya Securitized Credit Fund (“Securitized Credit”) (each a “Fund,” and collectively, the “Funds”). Each Fund (except Corporate Debt and Securitized Credit) is a non-diversified series of the Trust. Corporate Debt and Securitized Credit are each a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class I, Class P and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of the distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of March 31, 2019, the maximum amount of loss that Local Currency Debt would incur if the counterparties to its derivative transactions failed to perform would be $838,824 which represents the gross payments to be received by the Fund on open forward foreign currency contracts and OTC interest rate swaps were they to be unwound as of March 31, 2019. At March 31, 2019, Local Currency Debt had not received cash collateral from any counterparty for open OTC derivatives.
The Funds’ Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
As of March 31, 2019, Local Currency Debt had a liability position of  $742,433 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of March 31, 2019, Local Currency Debt could have been required to pay this amount in cash to their counterparties. Local Currency did not pledge any cash collateral for its open OTC derivatives.
E. Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized.
Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended March 31, 2019, Hard Currency Debt and Local Currency Debt entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. Hard Currency Debt and Local Currency Debt used forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements.
During the year ended March 31, 2019, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below:
	Purchased	Sold
Hard Currency Debt	$827,201	$840,593
Local Currency Debt	70,226,521	55,341,731
Please refer to the table within the Portfolio of Investments for open forward foreign currency contracts held by Local Currency Debt at March 31, 2019. Hard Currency Debt had no open forward foreign currency contracts at March 31, 2019.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended March 31, 2019, Corporate Debt, Hard Currency Debt, Local Currency Debt and Securitized Credit have purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended March 31, 2019, the Funds had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Corporate Debt	$18,032,024	$13,821,463
Hard Currency Debt	16,435,811	12,251,991
Local Currency Debt	2,296,182	708,094
Securitized Credit	66,822,347	148,197,008
Please refer to the tables within each respective Portfolio of Investments for open futures contracts at March 31, 2019.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund distributes capital gains, if any, annually. Each Fund declares dividends daily and pay dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Fund may make payments that are greater than what a Fund received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended March 31, 2019, Local Currency Debt entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. The average notional amount on long interest rate swaps was $10,444,610.
For the year ended March 31, 2019, Local Currency Debt entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. The average notional amount on short interest rate swaps was $2,784,995.
Local Currency Debt entered into interest rate swaps to manage its interest rate exposure. Please refer to the table within the Portfolio of Investments for open interest rate swaps held by Local Currency Debt at March 31, 2019.
At March 31, 2019, Local Currency Debt had pledged $145,000 as cash collateral for open centrally cleared swaps.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended March 31, 2019, the cost of purchases and the proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Corporate Debt	$67,215,897	$69,902,291
Hard Currency Debt	112,106,623	115,220,483
Local Currency Debt	49,060,967	64,747,394
Securitized Credit	283,919,990	112,364,969
U.S. government securities not included above were as follows:
	Purchases	Sales
Hard Currency Debt	$325,489	$330,646
Securitized Credit	30,122,327	5,918,849
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
For Corporate Debt — 0.95%; for Hard Currency Debt — 0.75%; for Local Currency Debt — 0.80%; and for Securitized Credit — 0.60%. The Investment Adviser is contractually obligated to waive the management fee for

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Class P shares of the Funds. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A shares of Securitized Credit and Hard Currency Debt each have a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution and/or shareholder servicing of the Funds’ Class A shares (“Distribution and/or Service Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s Class A shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any Distribution and/or Service Fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A shares of each Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the rate of 0.25%.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A. For the year ended March 31, 2019 the Distributor retained the following amounts in sales charges.
Class A
Initial Sales Charges:
Securitized Credit	$1,617
Contingent Deferred Sales Charges:
Securitized Credit	$6,000
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At March 31, 2019, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Diversified Emerging Markets Debt Fund	Corporate Debt	6.40%
	Local Currency Debt	7.55
Voya Global Bond Portfolio	Corporate Debt	6.27
	Hard Currency Debt	6.37
	Local Currency Debt	17.02
Voya Intermediate Bond Portfolio	Corporate Debt	87.33
	Hard Currency Debt	76.46
	Local Currency Debt	73.55
	Securitized Credit	20.76
Voya Investment Trust Co.	Securitized Credit	5.75
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the 1940 Act. For the year ended March 31, 2019, Securitized Credit engaged in such purchase transactions totaling $14,654,314.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class I	Class P	Class W
Corporate Debt	N/A	N/A	0.15%	N/A
Hard Currency Debt	1.15%	0.90%	0.15%	0.90%
Local Currency Debt	N/A	N/A	0.15%	N/A
Securitized Credit	1.00%	0.68%	0.05%	0.75%
With the exception of the non-recoupable Class P management fee waiver for the Funds, the Investment Adviser may at a later date recoup from a Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of March 31, 2019, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	March 31,
	2020	2021	2022	Total
Local Currency Debt	$14,114	$73,225	$126,303	$213,642
Securitized Credit	98,001	114,313	106,236	318,550
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of March 31, 2019 are as follows:
	March 31,
	2020	2021	2022	Total
Securitized Credit
Class A	$—	$—	$—	$—
Class I	11,781	17,201	18,382	47,364
Class P	114	—	—	114
Class W	—	22	—	22
	March 31,
	2020	2021	2022	Total
Hard Currency Debt
Class A	—	41	52	93
Class I	—	—	3,451	3,451
Class W	—	15	31	46
The Expense Limitation Agreement is contractual through August 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended March 31, 2019:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Debt	7	$987,286	2.74%
Hard Currency Debt	3	772,000	2.70
Local Currency Debt	3	1,478,000	2.70
Securitized Credit	27	3,078,852	2.88

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars are as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Debt
Class P
3/31/2019	62,564	—	562,387	(1,597,381)	(972,430)	615,002	—	5,373,431	(15,439,405)	(9,450,972)
3/31/2018	13,848	—	526,581	(99,900)	440,529	140,001	—	5,285,539	(999,996)	4,425,544
Hard Currency Debt
Class A
3/31/2019	118	—	30	(207)	(59)	1,112	—	271	(1,934)	(551)
8/1/2017(1) - 3/31/2018	5,529	—	20	(4,794)	755	54,641	—	197	(47,870)	6,968
Class I
3/31/2019	633,051	—	920	(373,894)	260,077	5,935,610	—	8,598	(3,515,471)	2,428,737
8/1/2017(1) - 3/31/2018	796,318	—	34	(2,210)	794,142	7,826,215	—	328	(21,448)	7,805,095
Class P
3/31/2019	879,242	—	906,289	(2,975,121)	(1,189,590)	8,129,464	—	8,364,821	(27,781,390)	(11,287,105)
3/31/2018	707,191	—	821,865	(168,806)	1,360,250	6,882,037	—	8,094,886	(1,644,262)	13,332,661
Class W
3/31/2019	—	—	14	—	14	—	—	130	—	130
8/1/2017(1) - 3/31/2018	305	—	9	—*	314	3,000	—	88	—*	3,088
Local Currency Debt
Class P
3/31/2019	1,315,436	—	585,775	(6,029,338)	(4,128,127)	9,800,004	—	4,142,263	(40,864,989)	(26,922,722)
3/31/2018	2,007,613	—	590,749	(174,163)	2,424,199	15,939,999	—	4,600,863	(1,400,018)	19,140,844
Securitized Credit
Class A
3/31/2019	9,406,416	—	218,885	(2,332,854)	7,292,447	95,424,424	—	2,221,646	(23,639,208)	74,006,862
3/31/2018	971,195	—	8,255	(64,230)	915,220	9,941,613	—	84,574	(657,509)	9,368,678
Class I
3/31/2019	20,362,932	—	1,107,996	(7,510,697)	13,960,231	207,103,606	—	11,270,309	(76,396,192)	141,977,723
3/31/2018	5,556,990	—	633,692	(2,594,127)	3,596,555	56,990,611	—	6,506,891	(26,582,930)	36,914,572
Class P
3/31/2019	421,573	—	864,855	(3,088,862)	(1,802,434)	4,293,736	—	8,841,916	(31,668,671)	(18,533,019)
3/31/2018	766,377	—	838,086	(109,721)	1,494,742	7,863,616	—	8,645,604	(1,139,029)	15,370,191
Class W
3/31/2019	229,308	—	479	(40,126)	189,661	2,338,376	—	4,882	(407,556)	1,935,702
8/1/2017(1) - 3/31/2018	4,164	—	114	—*	4,278	43,000	—	1,171	—*	44,171

(1)
Commencement of operations.

*
Share amount is less than 0.500 per share or $0.50.

NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned.
The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 10 — SECURITIES LENDING (continued)

to the investment of collateral with the following exception: BNY provides the Funds’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2019.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of March 31, 2019:
Corporate Debt
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$538,181	$(538,181)	$—
Citigroup Global Markets Inc.	1,499,022	(1,499,022)	—
Goldman, Sachs & Co. LLC	799,625	(799,625)	—
J.P. Morgan Securities LLC	83,959	(83,959)	—
JP Morgan Securities, Plc.	422,186	(422,186)	—
Total	$3,342,973	$(3,342,973)	$—

(1)
Collateral with a fair value of  $3,415,737 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Hard Currency Debt
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,235,074	$(1,235,074)	$—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	812,992	(812,992)	—
Citigroup Global Markets Inc.	937,382	(937,382)	—
JP Morgan Securities, Plc.	265,997	(265,997)	—
	$3,251,445	$(3,251,445)	$—

(1)
Collateral with a fair value of  $3,335,922 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Local Currency Debt
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$1,113,483	$(1,113,483)	$—
JP Morgan Securities, Plc.	227,562	(227,562)	—
	$1,341,045	$(1,341,045)	$—

(1)
Collateral with a fair value of  $1,420,792 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of March 31, 2019:
	Paid-in Capital	Distributable Earnings
Local Currency Debt	$(7,398,156)	$7,398,156
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended March 31, 2019		Year Ended March 31, 2018
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Corporate Debt	$5,373,431	$—	$5,285,539	$—
Hard Currency Debt	8,788,737	—	8,027,235	114,268
Local Currency Debt	961,855	3,260,619	4,600,863	—
Securitized Credit	22,023,810	410,494	15,246,558	—
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2019 were:
	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
			Amount	Character	Expiration
Corporate Debt	$73,742	$783,372	$(874,573)	Short-term	None
			(343,838)	Long-term	None
			$(1,218,411)
Hard Currency Debt	286,473	(1,271,629)	(4,208,999)	Short-term	None
			(4,328,957)	Long-term	None
			$(8,537,956)
Local Currency Debt	—	(4,371,177)	(2,692,902)	Short-term	None
			(4,665,569)	Long-term	None
			$(7,358,471)
Securitized Credit	—	6,493,305	(293,358)	Short-term	None
			(523,890)	Long-term	None
			$(817,248)

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of March 31, 2019, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended March 31, 2018 were as follows:
	Corporate Debt	Hard Currency Debt	Local Currency Debt	Securitized Credit
Distributions from net investment income:
Class A	$—	$(213)	$—	$(75,519)
Class I	—	(42,377)	—	(6,009,839)
Class P	(5,285,539)	(7,984,559)	(4,600,863)	(8,095,330)
Class W	—	(86)	—	(1,023)
	$(5,285,539)	$(8,027,235)	$(4,600,863)	$(14,181,711)
Distributions from net realized gains:
Class A	$—	$—	$—	$(9,072)
Class I	—	—	—	(505,353)
Class P	—	—	—	(550,274)
Class W	—	—	—	(148)
	$—	$—	$—	$(1,064,847)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$190,018	$(72,859)	$547,697	$304,451

NOTES TO FINANCIAL STATEMENTS as of March 31, 2019 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019.
As of March 31, 2019, management of the Fund is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.
NOTE 13 — SUBSEQUENT EVENTS
Dividends: Subsequent to March 31, 2019, the Funds paid net investment income dividends of:
	Class	Per Share Amount	Payable Date	Record Date
Corporate Debt	P	$0.0414	May 1, 2019	Daily
Hard Currency Debt	A	$0.0319	May 1, 2019	Daily
	I	$0.0343	May 1, 2019	Daily
	P	$0.0403	May 1, 2019	Daily
	W	$0.0338	May 1, 2019	Daily
Local Currency Debt	P	$0.0267	May 1, 2019	Daily
Securitized Credit	A	$0.0390	May 1, 2019	Daily
	I	$0.0418	May 1, 2019	Daily
	P	$0.0473	May 1, 2019	Daily
	W	$0.0412	May 1, 2019	Daily
Line of Credit renewal: Effective May 17, 2019, the funds to which the Credit Agreement is available have entered into a renewed Credit Agreement with BNY for an aggregate amount of  $400,000,000 and will continue to pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.7%
		Argentina: 3.0%
500,000	(1)	Arcor SAIC, 6.000%, 07/06/2023	$483,755	0.5
1,000,000	(1)(2)	Banco Macro SA, 6.750%, 11/04/2026	851,250	0.9
500,000		YPF SA, 8.750%, 04/04/2024	503,750	0.5
500,000	(1)	YPF SA, 8.500%, 03/23/2021	505,625	0.6
500,000	(1)	YPF SA, 8.750%, 04/04/2024	503,750	0.5
			2,848,130	3.0
		Brazil: 8.3%
750,000	(1)(3)	Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	742,695	0.8
750,000	(1)	Banco do Brasil SA/Cayman, 4.750%, 03/20/2024	753,000	0.8
1,000,000	(1)	Banco Safra SA/Cayman Islands, 4.125%, 02/08/2023	993,750	1.0
725,000		Itau Unibanco Holding SA/Cayman Island, 5.500%, 08/06/2022	754,000	0.8
700,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	680,750	0.7
300,000	(1)	Minerva Luxembourg SA, 5.875%, 01/19/2028	277,125	0.3
500,000	(1)	Minerva Luxembourg SA, 6.500%, 09/20/2026	498,075	0.5
250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	248,250	0.2
750,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	829,312	0.9
750,000	(1)	St Marys Cement, Inc. Canada, 5.750%, 01/28/2027	801,750	0.8
300,000	(1)	Suzano Austria GmbH, 7.000%, 03/16/2047	335,250	0.4
1,000,000		Other Securities	1,056,906	1.1
			7,970,863	8.3
		Chile: 4.8%
800,000	(1)(2)	AES Gener SA, 7.125%, 03/26/2079	819,000	0.8
875,000		Celulosa Arauco y Constitucion SA, 3.875%-5.500%, 11/02/2027-11/02/2047	850,388	0.9
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Chile (continued)
675,000	(1)	Colbun SA, 3.950%, 10/11/2027	$662,772	0.7
600,000	(1)	Inversiones CMPC SA/ Cayman Islands Branch, 4.500%, 04/25/2022	615,155	0.6
500,000	(3)	Inversiones CMPC SA, 4.750%, 09/15/2024	518,889	0.6
750,000	(1)	SACI Falabella, 3.750%, 10/30/2027	726,757	0.7
450,000		Other Securities	456,290	0.5
			4,649,251	4.8
		China: 7.2%
1,500,000	(3)	Bank of China Ltd., 5.000%, 11/13/2024	1,586,328	1.6
1,500,000	(2)	China Construction Bank Corp., 3.875%, 05/13/2025	1,503,484	1.6
1,000,000		CNAC HK Finbridge Co. Ltd., 4.875%, 03/14/2025	1,054,460	1.1
500,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	539,247	0.6
950,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	939,214	1.0
1,300,000		Other Securities	1,301,091	1.3
			6,923,824	7.2
		Colombia: 6.7%
1,500,000		Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875%, 04/21/2025	1,559,250	1.6
750,000		Banco de Bogota SA, 4.375%, 08/03/2027	741,570	0.8
500,000	(1)	Transportadora de Gas Internacional SA ESP, 5.550%, 11/01/2028	541,875	0.5
1,540,000		Ecopetrol SA, 5.375%, 06/26/2026	1,663,200	1.7
250,000		Ecopetrol SA, 5.875%, 05/28/2045	260,000	0.3
700,000		Millicom International Cellular SA, 6.000%, 03/15/2025	720,125	0.8
1,025,000	(1)	Millicom International Cellular SA, 5.125%, 01/15/2028	989,125	1.0
			6,475,145	6.7

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		France: 0.9%
900,000		Altice Financing SA, 7.500%, 05/15/2026	$893,250	0.9
		Ghana: 0.6%
600,000		Other Securities	604,790	0.6
		Hong Kong: 0.2%
200,000		Other Securities	185,494	0.2
		India: 5.7%
1,000,000	(1)	Bharti Airtel International Netherlands BV, 5.350%, 05/20/2024	1,038,871	1.1
500,000	(1)(3)	Bharti Airtel Ltd., 4.375%, 06/10/2025	493,167	0.5
2,000,000	(1)	Reliance Industries Ltd, 3.667%, 11/30/2027	1,955,358	2.0
1,000,000	(1)(3)	Vedanta Resources PLC, 6.375%, 07/30/2022	973,950	1.0
600,000		Vedanta Resources PLC, 7.125%, 05/31/2023	589,050	0.6
500,000		Other Securities	493,957	0.5
			5,544,353	5.7
		Indonesia: 2.9%
1,200,000		Pertamina Persero PT, 4.300%, 05/20/2023	1,236,903	1.3
550,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	543,275	0.6
1,000,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	987,772	1.0
			2,767,950	2.9
		Ireland: 0.5%
550,000		Other Securities	496,038	0.5
		Israel: 2.6%
500,000		Israel Electric Corp. Ltd., 6.875%, 06/21/2023	558,663	0.6
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	504,202	0.5
500,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	446,572	0.5
1,250,000		Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	1,023,201	1.0
			2,532,638	2.6
		Jamaica: 0.9%
263,000		Digicel Ltd., 6.000%, 04/15/2021	220,975	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Jamaica (continued)
350,000	(1)(3)	Digicel Ltd., 6.000%, 04/15/2021	$294,074	0.3
500,000	(1)	Digicel Ltd., 6.750%, 03/01/2023	323,750	0.4
			838,799	0.9
		Kazakhstan: 2.1%
1,725,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	1,773,024	1.8
275,000	(1)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	284,678	0.3
			2,057,702	2.1
		Kuwait: 1.0%
1,000,000		Equate Petrochemical BV, 4.250%, 11/03/2026	1,007,250	1.0
		Luxembourg: 0.5%
500,000		Other Securities	512,500	0.5
		Malaysia: 1.1%
1,000,000		Petronas Capital Ltd., 3.500%, 03/18/2025	1,019,568	1.1
		Mauritius: 0.7%
700,000		Other Securities	722,414	0.7
		Mexico: 6.5%
450,000	(1)(2)	Banco Mercantil del Norte SA/Grand Cayman, 7.625%, 12/31/2199	452,250	0.5
250,000		Cemex Finance LLC, 6.000%, 04/01/2024	258,125	0.3
250,000		Cemex SAB de CV, 5.700%, 01/11/2025	256,750	0.2
600,000	(1)	Cemex SAB de CV, 5.700%, 01/11/2025	616,200	0.6
500,000	(1)	Cemex SAB de CV, 7.750%, 04/16/2026	544,840	0.6
750,000	(1)	Credito Real SAB de CV SOFOM ER, 9.500%, 02/07/2026	792,412	0.8
500,000	(1)(2)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	516,500	0.5
680,000	(1)	Mexichem SAB de CV, 4.000%, 10/04/2027	661,307	0.7
625,000	(1)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	625,756	0.7
1,497,000		Other Securities	1,524,411	1.6
			6,248,551	6.5

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Morocco: 1.9%
750,000		OCP SA, 5.625%, 04/25/2024	$789,076	0.8
500,000		OCP SA, 6.875%, 04/25/2044	545,956	0.6
500,000	(1)	OCP SA, 4.500%, 10/22/2025	496,219	0.5
			1,831,251	1.9
		Panama: 1.1%
1,050,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	1,059,188	1.1
		Peru: 3.9%
750,000	(2)	Banco de Credito del Peru/Panama, 6.125%, 04/24/2027	801,570	0.8
500,000	(2)	Banco de Credito del Peru/Panama, 6.875%, 09/16/2026	537,500	0.6
500,000	(1)	Kallpa Generacion SA, 4.125%, 08/16/2027	496,250	0.5
300,000		Inretail Pharma SA, 5.375%, 05/02/2023	312,090	0.3
700,000	(1)	Inretail Pharma SA, 5.375%, 05/02/2023	728,210	0.8
775,000		Southern Copper Corp., 5.250%-6.750%, 04/16/2040-04/23/2045	880,667	0.9
			3,756,287	3.9
		Philippines: 1.2%
1,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024	1,206,689	1.2
		Russia: 6.8%
750,000	(1)	Evraz PLC, 5.250%, 04/02/2024	751,597	0.8
500,000		Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/2022	501,560	0.5
1,100,000		Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023	1,165,846	1.2
800,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	802,397	0.9
250,000	(1)	Novolipetsk Steel via Steel Funding DAC, 4.000%, 09/21/2024	241,108	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Russia (continued)
1,050,000		VEON Holdings BV, 4.950%, 06/16/2024	$1,043,028	1.1
1,000,000		VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/2022	1,033,025	1.1
1,000,000		Other Securities	1,003,472	1.0
			6,542,033	6.8
		Saudi Arabia: 1.0%
900,000	(1)	SABIC Capital II BV, 4.500%, 10/10/2028	935,492	1.0
		Singapore: 2.0%
900,000		Oversea-Chinese Banking Corp. Ltd., 4.250%, 06/19/2024	928,842	1.0
1,000,000	(1)(2)	Oversea-Chinese Banking Corp. Ltd., 4.000%, 10/15/2024	1,004,366	1.0
			1,933,208	2.0
		South Africa: 2.1%
1,000,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022	1,036,245	1.1
400,000		AngloGold Ashanti Holdings PLC, 6.500%, 04/15/2040	408,523	0.4
550,000		Other Securities	557,563	0.6
			2,002,331	2.1
		South Korea: 2.1%
1,925,000	(1)	Woori Bank Co. Ltd., 4.750%, 04/30/2024	2,025,703	2.1
		Thailand: 2.2%
775,000	(1)	Bangkok Bank PCL/Hong Kong, 4.450%, 09/19/2028	812,014	0.8
1,000,000	(1)(2)	PTTEP Treasury Center Co. Ltd., 4.600%, 12/31/2199	994,979	1.1
313,000	(1)(2)	PTTEP Treasury Center Co. Ltd., 4.875%, 12/31/2199	312,392	0.3
			2,119,385	2.2
		Turkey: 6.1%
475,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	458,315	0.5
1,100,000	(1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	1,056,463	1.1
1,125,000		Turkiye Is Bankasi AS, 5.375%-5.500%, 10/06/2021-04/21/2022	1,033,916	1.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Turkey (continued)
700,000	(1)	Turkiye Sise ve Cam Fabrikalari AS, 6.950%, 03/14/2026	$678,111	0.7
1,000,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.500%, 10/27/2021	943,131	1.0
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	519,728	0.5
500,000	(1)(2)	Yapi ve Kredi Bankasi AS, 13.875%, 12/31/2199	502,924	0.5
750,000		Other Securities	699,136	0.7
			5,891,724	6.1
		United Arab Emirates: 5.3%
1,000,000	(1)	Abu Dhabi National Energy Co. PJSC, 4.375%, 06/22/2026	1,029,245	1.1
1,000,000		Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,068,855	1.1
700,000		DP World Ltd., 6.850%, 07/02/2037	844,301	0.9
1,050,000	(2)	First Abu Dhabi Bank PJSC, 5.250%, 12/31/2199	1,057,193	1.1
1,070,000		Other Securities	1,071,586	1.1
			5,071,180	5.3
		Zambia: 0.8%
750,000	(1)	First Quantum Minerals Ltd., 7.250%, 04/01/2023	735,000	0.8
		Total Corporate Bonds/Notes (Cost $88,661,440)	89,407,981	92.7
SOVEREIGN BONDS: 2.8%
		Egypt: 1.1%
1,000,000	(1)	Egypt Government International Bond, 7.600%, 03/01/2029	1,028,967	1.1
		Indonesia: 0.5%
500,000		Other Securities	520,625	0.5
		Nigeria: 0.4%
400,000		Other Securities	396,317	0.4
		Saudi Arabia: 0.5%
500,000	(1)	Saudi Government International Bond, 4.000%, 04/17/2025	512,973	0.5
		Turkey: 0.3%
240,000		Other Securities	242,258	0.3
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Total Sovereign Bonds (Cost $2,658,855)	$2,701,140	2.8
	Total Long-Term Investments (Cost $91,320,295)	92,109,121	95.5
SHORT-TERM INVESTMENTS:7.3%
	Commercial Paper: 3.8%
1,193,000	Autozone, Inc., 5.360%, 04/02/2019	1,192,649	1.2
1,448,000	Kroger Co., 7.770%, 04/01/2019	1,447,692	1.5
1,000,000	Lockheed Martin Corp., 8.030%, 04/01/2019	999,780	1.1
		3,640,121	3.8
	Securities Lending Collateral(4): 3.5%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/15/19-10/20/68)	1,000,000	1.0
415,737	Deutsche Bank AG, Repurchase Agreement dated 03/29/19, 2.60%, due 04/01/19 (Repurchase Amount $415,826, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $424,052, due 11/15/26)	415,737	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 05/01/19-01/20/69)	1,000,000	1.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	$1,000,000	1.1
		3,415,737	3.5
	Total Short-Term Investments (Cost $7,056,649)	7,055,858	7.3
	Total Investments in Securities (Cost $98,376,944)	$99,164,979	102.8
	Liabilities in Excess of Other Assets	(2,719,925)	(2.8)
	Net Assets	$96,445,054	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(3)
Security, or a portion of the security, is on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financial	29.8%
Energy	17.5
Basic Materials	17.4
Communications	10.6
Utilities	6.9
Consumer, Non-cyclical	6.0
Industrial	3.1
Sovereign Bonds	2.8
Consumer, Cyclical	1.4
Short-Term Investments	7.3
Liabilities in Excess of Other Assets	(2.8)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$89,407,981	$—	$89,407,981
Sovereign Bonds	—	2,701,140	—	2,701,140
Short-Term Investments	—	7,055,858	—	7,055,858
Total Investments, at fair value	$—	$99,164,979	$—	$99,164,979
Other Financial Instruments+
Futures	202,040	—	—	202,040
Total Assets	$202,040	$99,164,979	$—	$99,367,019
Liabilities Table
Other Financial Instruments+
Futures	$(293,052)	$—	$—	$(293,052)
Total Liabilities	$(293,052)	$—	$—	$(293,052)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Corporate Debt Fund	as of March 31, 2019 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following futures contracts were outstanding for Voya Emerging Markets Corporate Debt Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	33	06/28/19	$7,032,094	$23,774
U.S. Treasury 5-Year Note	51	06/28/19	5,907,234	57,210
U.S. Treasury Ultra Long Bond	18	06/19/19	3,024,000	121,056
			$15,963,328	$202,040
Short Contracts
U.S. Treasury 10-Year Note	(19)	06/19/19	(2,360,156)	(30,113)
U.S. Treasury Long Bond	(18)	06/19/19	(2,693,812)	(73,485)
U.S. Treasury Ultra 10-Year Note	(66)	06/19/19	(8,763,563)	(189,454)
			$(13,817,531)	$(293,052)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$202,040
Total Asset Derivatives		$202,040
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$293,052
Total Liability Derivatives		$293,052

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(340,628)
Total	$(340,628)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$16,750
Total	$16,750

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $98,290,595.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,231,123
Gross Unrealized Depreciation	(1,447,751)
Net Unrealized Appreciation	$783,372

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.2%
		Brazil: 3.3%
1,000,000	(1)	Banco do Brasil SA/ Cayman, 4.625%, 01/15/2025	$990,260	0.6
750,000	(1)(2)	Banco do Brasil SA/ Cayman, 4.750%, 03/20/2024	753,000	0.5
1,250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	1,241,250	0.8
1,000,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	1,105,750	0.7
1,000,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,185,000	0.7
			5,275,260	3.3
		Chile: 2.6%
1,150,000	(1)	Corp Nacional del Cobre de Chile, 4.250%, 07/17/2042	1,163,889	0.7
750,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	778,590	0.5
2,000,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,979,936	1.2
300,000	(1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	285,753	0.2
			4,208,168	2.6
		China: 1.5%
1,000,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	1,078,494	0.7
1,300,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	1,285,240	0.8
			2,363,734	1.5
		Croatia: 0.6%
975,000	(1)	Hrvatska Elektroprivreda, 5.875%, 10/23/2022	1,045,066	0.6
		Georgia: 0.6%
1,000,000	(1)	Georgian Oil and Gas Corp. JSC, 6.750%, 04/26/2021	1,031,274	0.6
		Indonesia: 3.3%
750,000		Pertamina Persero PT, 4.300%, 05/20/2023	773,064	0.5
1,250,000		Pertamina Persero PT, 5.625%, 05/20/2043	1,301,852	0.8
750,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	740,830	0.4
2,000,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,975,545	1.2
500,000	(1)	Perusahaan Listrik Negara PT, 6.250%, 01/25/2049	561,080	0.4
			5,352,371	3.3
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Kazakhstan: 2.0%
1,500,000	(1)	KazMunayGas National Co. JSC, 6.375%, 10/24/2048	$1,644,117	1.0
1,500,000		KazMunayGas National Co. JSC, 4.750%-5.750%, 04/19/2027-04/19/2047	1,549,950	1.0
			3,194,067	2.0
		Mexico: 4.7%
1,000,000	(1)	Banco Nacional de Comercio Exterior SNC/ Cayman Islands, 4.375%, 10/14/2025	993,180	0.6
500,000	(1)	Cemex SAB de CV, 7.750%, 04/16/2026	544,840	0.4
200,000	(1)	Mexico City Airport Trust, 4.250%, 10/31/2026	193,300	0.1
2,000,000		Petroleos Mexicanos, 6.875%, 08/04/2026	2,089,600	1.3
3,921,000		Petroleos Mexicanos, 4.500%-6.750%, 01/18/2024-09/21/2047	3,722,472	2.3
			7,543,392	4.7
		Panama: 0.7%
1,000,000	(1)	Autoridad del Canal de Panama, 4.950%, 07/29/2035	1,068,750	0.7
		Peru: 1.7%
500,000	(1)	Kallpa Generacion SA, 4.125%, 08/16/2027	496,250	0.3
250,000		Petroleos del Peru SA, 4.750%, 06/19/2032	257,188	0.1
1,000,000	(1)	Petroleos del Peru SA, 5.625%, 06/19/2047	1,067,500	0.7
1,000,000		Other Securities	1,002,000	0.6
			2,822,938	1.7
		Russia: 1.8%
975,000	(1)	Evraz PLC, 5.250%, 04/02/2024	977,077	0.6
1,700,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	1,705,093	1.0
300,000		Other Securities	310,253	0.2
			2,992,423	1.8
		Saudi Arabia: 0.8%
1,250,000	(1)	SABIC Capital II BV, 4.500%, 10/10/2028	1,299,295	0.8
		South Africa: 0.6%
1,000,000	(1)	Eskom Holdings SOC Ltd., 6.350%, 08/10/2028	1,031,071	0.6

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Thailand: 0.6%
925,000	(1)	Bangkok Bank PCL/Hong Kong, 4.450%, 09/19/2028	$969,178	0.6
		Turkey: 0.9%
1,475,000	(1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	1,416,621	0.9
		Venezuela: 0.5%
2,750,000	(3)(4)	Petroleos de Venezuela SA, 9.000%-9.750%, 11/17/2021-05/17/2035	739,375	0.5
		Total Corporate Bonds/Notes (Cost $42,611,148)	42,352,983	26.2
U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Notes: 0.0%
18,000		Other Securities	17,688	0.0
		Total U.S. Treasury Obligations (Cost $18,000)	17,688	0.0
SOVEREIGN BONDS: 70.9%
		Angola: 0.4%
500,000	(1)	Angolan Government International Bond, 9.500%, 11/12/2025	569,167	0.4
		Argentina: 3.8%
2,000,000		Argentine Republic Government International Bond, 6.625%, 07/06/2028	1,579,520	1.0
2,000,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	1,624,250	1.0
1,500,000		Argentine Republic Government International Bond, 7.125%, 07/06/2036	1,157,813	0.7
1,500,000		Argentine Republic Government International Bond, 7.500%, 04/22/2026	1,276,687	0.8
701,019		Argentine Republic Government International Bond, 8.280%, 12/31/2033	583,598	0.3
			6,221,868	3.8
		Armenia: 0.5%
751,000	(1)	Republic of Armenia International Bond, 6.000%, 09/30/2020	769,324	0.5
		Azerbaijan: 0.3%
500,000		Other Securities	518,837	0.3
Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Belarus: 0.4%
700,000		Other Securities	$686,486	0.4
		Brazil: 1.5%
2,500,000		Brazilian Government International Bond, 2.625%, 01/05/2023	2,433,125	1.5
		Colombia: 3.5%
1,750,000		Colombia Government International Bond, 5.000%, 06/15/2045	1,840,475	1.1
1,500,000		Colombia Government International Bond, 8.125%, 05/21/2024	1,818,750	1.1
1,900,000		Colombia Government International Bond, 2.625%-6.125%, 03/15/2023-05/15/2049	2,060,805	1.3
			5,720,030	3.5
		Costa Rica: 1.0%
1,700,000	(1)	Costa Rica Government International Bond, 4.250%-5.625%, 01/26/2023-04/30/2043	1,556,200	1.0
		Croatia: 1.7%
2,025,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,198,761	1.4
500,000	(1)	Croatia Government International Bond, 5.500%, 04/04/2023	542,904	0.3
			2,741,665	1.7
		Dominican Republic: 3.9%
750,000		Dominican Republic International Bond, 5.875%, 04/18/2024	787,500	0.5
1,500,000		Dominican Republic International Bond, 6.000%, 07/19/2028	1,578,750	0.9
1,500,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	1,546,875	1.0
750,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	810,937	0.5
1,500,000	(1)	Dominican Republic International Bond, 6.875%, 01/29/2026	1,651,875	1.0
			6,375,937	3.9

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Ecuador: 2.2%
1,000,000		Ecuador Government International Bond, 10.750%, 03/28/2022	$1,121,250	0.7
500,000		Ecuador Government International Bond, 10.750%, 01/31/2029	552,625	0.3
2,000,000		Republic of Ecuador, 7.875%-8.875%, 10/23/2027-01/23/2028	1,958,500	1.2
			3,632,375	2.2
		Egypt: 4.0%
750,000	(1)(2)	Egypt Government International Bond, 5.875%, 06/11/2025	745,792	0.5
1,100,000	(1)	Egypt Government International Bond, 7.600%, 03/01/2029	1,131,864	0.7
1,750,000	(1)	Egypt Government International Bond, 8.700%, 03/01/2049	1,824,435	1.1
2,700,000		Egypt Government International Bond, 6.125%-8.500%, 01/31/2022-01/31/2047	2,779,769	1.7
			6,481,860	4.0
		El Salvador: 0.6%
1,000,000	(1)	El Salvador Government International Bond, 6.375%, 01/18/2027	983,750	0.6
		Gabon: 0.3%
500,000	(1)	Gabonese Republic, 6.375%, 12/12/2024	480,384	0.3
		Ghana: 1.1%
1,750,000		Republic of Ghana, 7.875%, 03/26/2027	1,776,250	1.1
		Honduras: 0.3%
500,000		Other Securities	530,625	0.3
		Hungary: 2.1%
2,500,000		Hungary Government International Bond, 5.375%, 02/21/2023	2,701,787	1.7
500,000		Hungary Government International Bond, 7.625%, 03/29/2041	744,146	0.4
			3,445,933	2.1
		Indonesia: 3.9%
300,000		Indonesia Government International Bond, 4.750%, 02/11/2029	321,626	0.2
Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Indonesia (continued)
1,250,000		Indonesia Government International Bond, 5.250%, 01/17/2042	$1,347,793	0.8
1,700,000		Indonesia Government International Bond, 8.500%, 10/12/2035	2,424,140	1.5
500,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	513,676	0.3
1,750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	1,771,000	1.1
			6,378,235	3.9
		Ivory Coast: 0.9%
1,583,750	(5)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	1,504,871	0.9
		Jamaica: 2.1%
1,750,000		Jamaica Government International Bond, 6.750%, 04/28/2028	1,951,250	1.2
1,250,000		Jamaica Government International Bond, 7.625%-8.000%, 07/09/2025-03/15/2039	1,458,906	0.9
			3,410,156	2.1
		Kazakhstan: 1.6%
2,000,000	(1)	Kazakhstan Government International Bond, 6.500%, 07/21/2045	2,572,020	1.6
		Kenya: 0.6%
500,000	(1)	Kenya Government International Bond, 6.875%, 06/24/2024	514,505	0.3
500,000		Other Securities	506,290	0.3
			1,020,795	0.6
		Lebanon: 2.1%
2,000,000		Lebanon Government International Bond, 6.100%, 10/04/2022	$1,742,160	1.1
2,000,000		Lebanon Government International Bond, 6.850%, 03/23/2027	1,616,914	1.0
			3,359,074	2.1
		Mexico: 1.7%
2,750,000		Mexico Government International Bond, 4.000%-4.500%, 10/02/2023-01/15/2047	2,769,838	1.7

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Morocco: 1.1%
1,500,000		Morocco Government International Bond, 4.250%, 12/11/2022	$1,533,074	0.9
250,000	(1)	Morocco Government International Bond, 5.500%, 12/11/2042	268,794	0.2
			1,801,868	1.1
		Namibia: 0.6%
1,000,000		Other Securities	1,017,834	0.6
		Nigeria: 1.3%
2,050,000		Nigeria Government International Bond, 6.500%-7.875%, 11/28/2027-02/23/2038	2,061,196	1.3
		Oman: 0.7%
1,250,000	(1)	Oman Government International Bond, 5.375%-6.500%, 03/08/2027-03/08/2047	1,124,697	0.7
		Pakistan: 0.3%
500,000		Other Securities	500,625	0.3
		Panama: 4.1%
1,250,000		Panama Government International Bond, 6.700%, 01/26/2036	1,637,500	1.0
800,000		Panama Government International Bond, 9.375%, 04/01/2029	1,171,200	0.8
3,600,000	(2)	Panama Government International Bond, 3.875%-4.500%, 09/22/2024-04/29/2053	3,748,940	2.3
			6,557,640	4.1
		Paraguay: 1.6%
2,500,000	(2)	Paraguay Government International Bond, 4.625%-5.600%, 01/25/2023-03/13/2048	2,640,164	1.6
		Peru: 0.7%
861,000		Peruvian Government International Bond, 5.625%, 11/18/2050	1,106,816	0.7
		Philippines: 1.5%
750,000		Philippine Government International Bond, 6.375%, 01/15/2032	969,439	0.6
1,000,000		Philippine Government International Bond, 7.750%, 01/14/2031	1,408,233	0.9
			2,377,672	1.5
Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Poland: 0.9%
1,500,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	$1,525,664	0.9
		Qatar: 0.6%
1,000,000	(1)	Qatar Government International Bond, 4.000%-4.817%, 03/14/2029-03/14/2049	1,043,107	0.6
		Romania: 1.1%
500,000	(1)	Romanian Government International Bond, 4.375%, 08/22/2023	518,965	0.3
1,150,000		Romanian Government International Bond, 5.125%-6.750%, 02/07/2022-06/15/2048	1,219,036	0.8
			1,738,001	1.1
		Russia: 2.6%
1,000,000		Russia Government Bond, 5.625%, 04/04/2042	1,083,750	0.7
1,000,000		Russian Federal Bond, 5.250%, 06/23/2047	1,005,950	0.6
2,000,000		Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,062,140	1.3
			4,151,840	2.6
		Senegal: 0.3%
500,000		Other Securities	481,378	0.3
		South Africa: 1.2%
2,000,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	1,870,900	1.2
		Sri Lanka: 1.6%
500,000	(1)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	502,365	0.3
2,000,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	2,010,370	1.3
			2,512,735	1.6
		Tanzania: 0.1%
111,115		Tanzania Government International Bond, 8.688%, (US0003M + 6.000%), 03/09/2020	113,398	0.1
		Turkey: 5.3%
1,240,000	(1)	Hazine Mustesarligi Varlik Kiralama AS, 5.800%, 02/21/2022	1,219,789	0.8

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Turkey (continued)
1,500,000		Turkey Government International Bond, 4.875%, 10/09/2026	$1,298,082	0.8
1,450,000		Turkey Government International Bond, 7.250%, 12/23/2023	1,463,640	0.9
2,500,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,515,638	1.6
2,250,000		Turkey Government International Bond, 5.125%-7.625%, 02/17/2028-05/11/2047	2,019,796	1.2
			8,516,945	5.3
		Ukraine: 2.3%
441,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2020	440,757	0.3
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2021	344,344	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2022	343,280	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2023	337,520	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2024	334,136	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2025	330,550	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2026	326,044	0.2
225,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2027	210,488	0.1
1,150,000		Ukraine Government International Bond, 7.375%-9.750%, 11/01/2028-09/25/2032	1,095,775	0.7
			3,762,894	2.3
Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Uruguay: 1.6%
1,500,000		Uruguay Government International Bond, 4.375%, 10/27/2027	$1,584,937	1.0
500,000		Uruguay Government International Bond, 7.625%, 03/21/2036	690,625	0.4
250,000		Other Securities	262,563	0.2
			2,538,125	1.6
		Venezuela: 0.3%
1,250,000	(6)	Other Securities	400,000	0.3
		Zambia: 0.6%
1,250,000	(1)	Zambia Government International Bond, 8.500%-8.970%, 04/14/2024-07/30/2027	920,525	0.6
		Total Sovereign Bonds (Cost $115,628,286)	114,702,829	70.9
		Total Long-Term Investments (Cost $158,257,434)	157,073,500	97.1
SHORT-TERM INVESTMENTS:4.1%
		Commercial Paper: 2.0%
1,100,000		CVS Health Corp., 7.850%, 04/01/2019	1,099,764	0.7
1,178,000		Kroger Co., 7.770%, 04/01/2019	1,177,749	0.7
1,000,000		Lockheed Martin Corp., 8.030%, 04/01/2019	999,780	0.6
			3,277,293	2.0
		Securities Lending Collateral(7): 2.1%
1,000,000		Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/15/19-10/20/68)	1,000,000	0.6

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
335,922	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/19, 2.58%, due 04/01/19 (Repurchase Amount $335,993, collateralized by various U.S. Government Securities, 0.375%-2.500%, Market Value plus accrued interest $342,640, due 05/31/22-02/15/47)	$335,922	0.2
1,000,000	Mizuho Securities USA LLC, Repurchase Agreement dated 03/29/19, 2.61%, due 04/01/19 (Repurchase Amount $1,000,215, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 10/01/19-07/01/48)	1,000,000	0.7
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	0.6
		3,335,922	2.1
	Total Short-Term Investments (Cost $6,613,922)	6,613,215	4.1
	Total Investments in Securities (Cost $164,871,356)	$163,686,715	101.2
	Liabilities in Excess of Other Assets	(1,915,121)	(1.2)
	Net Assets	$161,771,594	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Defaulted security

(4)
Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2019, the Fund held restricted securities with a fair value of  $739,375 or 0.5% of net assets. Please refer to the table below for additional details.

(5)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(6)
The grouping contains securities in default.

(7)
Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M         3-month LIBOR
Sector Diversification	Percentage of Net Assets
Sovereign Bonds	70.9%
Energy	13.4
Utilities	3.6
Basic Materials	3.3
Financial	3.1
Communications	1.7
Industrial	1.1
U.S. Treasury Obligations	0.0
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	(1.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$42,352,983	$—	$42,352,983
U.S. Treasury Obligations	—	17,688	—	17,688
Sovereign Bonds	—	114,702,829	—	114,702,829
Short-Term Investments	—	6,613,215	—	6,613,215
Total Investments, at fair value	$—	$163,686,715	$—	$163,686,715
Other Financial Instruments+
Futures	153,137	—	—	153,137
Total Assets	$153,137	$163,686,715	$—	$163,839,852
Liabilities Table
Other Financial Instruments+
Futures	$(287,045)	$—	$—	$(287,045)
Total Liabilities	$(287,045)	$—	$—	$(287,045)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, Voya Emerging Markets Hard Currency Debt Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Petroleos de Venezuela SA	2/27/2014	$807,052	$262,500
Petroleos de Venezuela SA	7/25/2013	1,396,755	476,875
		$2,203,807	$739,375

At March 31, 2019, the following futures contracts were outstanding for Voya Emerging Markets Hard Currency Debt Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	42	06/28/19	$8,949,937	$32,078
U.S. Treasury 5-Year Note	22	06/28/19	2,548,219	21,818
U.S. Treasury Ultra Long Bond	15	06/19/19	2,520,000	99,241
			$14,018,156	$153,137
Short Contracts
U.S. Treasury 10-Year Note	(7)	06/19/19	(869,531)	(11,466)
U.S. Treasury Ultra 10-Year Note	(97)	06/19/19	(12,879,781)	(275,579)
			$(13,749,312)	$(287,045)

See Accompanying Notes to Financial Statements

Voya Emerging Markets Hard	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$153,137
Total Asset Derivatives		$153,137
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$287,045
Total Liability Derivatives		$287,045

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$55,117	$—	$55,117
Interest rate contracts	—	(362,742)	(362,742)
Total	$55,117	$(362,742)	$(307,625)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(1,107)	$—	$(1,107)
Interest rate contracts	—	51,794	51,794
Total	$(1,107)	$51,794	$50,687

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $164,824,436.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,309,271
Gross Unrealized Depreciation	(6,580,900)
Net Unrealized Depreciation	$(1,271,629)

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019

Principal Amount†		Value	Percentage of Net Assets
SUPRANATIONAL BONDS: 6.0%
	Supranational: 6.0%
PLN 2,402,000	European Investment Bank, 3.000%, 05/24/2024	$651,029	0.9
TRY 2,000,000	European Investment Bank, 9.125%, 10/07/2020	297,427	0.4
ZAR 6,900,000	European Investment Bank, 8.125%, 12/21/2026	485,284	0.7
ZAR 10,735,000	European Investment Bank, 8.375%, 07/29/2022	765,620	1.0
ZAR 12,460,000	European Investment Bank, 9.000%, 03/31/2021	892,918	1.2
IDR 18,400,000,000	Inter-American Development Bank, 6.250%, 06/15/2021	1,263,447	1.8
	Total Supranational Bonds (Cost $4,767,190)	4,355,725	6.0
SOVEREIGN BONDS: 84.8%
	Argentina: 0.5%
ARS 21,567,000 (1)	Argentine Bonos del Tesoro, 15.500%-18.200%, 10/03/ 2021-10/17/2026	367,007	0.5
	Brazil: 7.4%
BRL 16,158,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	4,367,926	5.9
BRL 2,350,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	638,530	0.9
BRL 1,666,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2029	453,884	0.6
		5,460,340	7.4
	Chile: 2.8%
CLP 115,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	175,439	0.2
CLP1,195,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	1,896,890	2.6
		2,072,329	2.8
	Colombia: 6.8%
COP 3,743,500,000	Colombian TES, 6.000%, 04/28/2028	1,143,093	1.6
COP 2,700,000,000	Colombian TES, 7.000%, 05/04/2022	889,746	1.2
COP 2,767,700,000	Colombian TES, 7.000%, 06/30/2032	885,955	1.2
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Colombia (continued)
COP 6,157,000,000	Colombian TES, 7.500%, 08/26/2026	$2,088,957	2.8
		5,007,751	6.8
	Czech Republic: 3.3%
CZK 32,300,000	Czech Republic Government Bond, 1.000%, 06/26/2026	1,329,704	1.8
CZK 23,500,000	Czech Republic Government Bond, 2.400%, 09/17/2025	1,064,635	1.5
		2,394,339	3.3
	Dominican Republic: 0.2%
DOP 8,000,000	Dominican Republic International Bond, 8.900%, 02/15/2023	158,009	0.2
	Hungary: 4.2%
HUF 228,890,000	Hungary Government Bond, 3.000%, 06/26/2024	851,284	1.2
HUF 187,790,000	Hungary Government Bond, 3.000%, 10/27/2027	685,061	0.9
HUF 91,060,000	Hungary Government Bond, 6.000%, 11/24/2023	383,459	0.5
HUF 273,000,000	Hungary Government Bond, 7.000%, 06/24/2022	1,131,213	1.6
		3,051,017	4.2
	Indonesia: 5.6%
IDR 8,959,000,000	Indonesia Treasury Bond, 7.500%, 08/15/2032	604,034	0.8
IDR 18,344,000,000	Indonesia Treasury Bond, 7.500%, 05/15/2038	1,216,334	1.6
IDR 3,259,000,000	Indonesia Treasury Bond, 8.250%, 06/15/2032	232,945	0.3
IDR 18,137,000,000	Indonesia Treasury Bond, 8.375%, 03/15/2034	1,310,551	1.8
IDR 9,481,000,000	Indonesia Treasury Bond, 11.000%, 09/15/2025	784,153	1.1
		4,148,017	5.6
	Malaysia: 4.0%
MYR 9,873,000	Malaysia Government Bond, 3.955%, 09/15/2025	2,456,724	3.3
MYR 2,000,000	Malaysia Government Bond, 4.181%, 07/15/2024	501,805	0.7
		2,958,529	4.0
	Mexico: 9.7%
MXN 65,182,200	Mexican Bonos, 6.500%, 06/09/2022	3,237,308	4.4

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Mexico (continued)
MXN 37,912,700	Mexican Bonos, 7.750%, 05/29/2031	$1,889,321	2.5
MXN 18,191,000	Mexican Bonos, 8.500%, 11/18/2038	944,664	1.3
MXN 18,220,000	Mexican Bonos, 10.000%, 11/20/2036	1,081,227	1.5
		7,152,520	9.7
	Peru: 4.9%
PEN 4,650,000	Peru Government Bond, 6.350%, 08/12/2028	1,521,472	2.1
PEN 1,476,000	Peru Government Bond, 6.900%, 08/12/2037	499,852	0.7
PEN 1,500,000 (2)	Peru Government Bond, 5.940%, 02/12/2029	476,528	0.6
PEN 3,357,000 (2)	Peru Government Bond, 6.150%, 08/12/2032	1,066,079	1.5
		3,563,931	4.9
	Philippines: 2.8%
PHP100,000,000 (1)	Philippine Government International Bond, 3.900%, 11/26/2022	1,847,058	2.5
PHP 10,000,000	Philippine Government International Bond, 6.250%, 01/14/2036	206,079	0.3
		2,053,137	2.8
	Poland: 4.7%
PLN 10,877,000	Republic of Poland Government Bond, 2.500%, 07/25/2026	2,830,983	3.9
PLN 2,374,000	Republic of Poland Government Bond, 2.750%, 04/25/2028	619,099	0.8
		3,450,082	4.7
	Romania: 4.0%
RON 3,370,000	Romania Government Bond, 3.250%, 04/29/2024	759,088	1.1
RON 9,260,000	Romania Government Bond, 3.400%, 03/08/2022	2,148,410	2.9
		2,907,498	4.0
	Russia: 7.0%
RUB 77,670,000	Russian Federal Bond - OFZ, 7.500%, 08/18/2021	1,180,172	1.6
RUB 102,964,000	Russian Federal Bond - OFZ, 7.750%, 09/16/2026	1,540,969	2.1
RUB 156,637,000	Russian Federal Bond - OFZ, 8.150%, 02/03/2027	2,401,178	3.3
		5,122,319	7.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	South Africa: 5.0%
ZAR 29,014,000	Republic of South Africa Government Bond, 8.500%, 01/31/2037	$1,806,884	2.5
ZAR 22,225,000	Republic of South Africa Government Bond, 9.000%, 01/31/2040	1,434,906	1.9
ZAR 6,691,022	Republic of South Africa Government Bond, 6.250%-8.750%, 03/31/2036-01/31/2044	420,128	0.6
		3,661,918	5.0
	South Korea: 1.4%
IDR 15,800,000,000	Export-Import Bank of Korea, 7.250%, 12/07/2024	1,059,908	1.4
	Thailand: 7.3%
THB 21,591,000	Thailand Government Bond, 2.125%, 12/17/2026	670,983	0.9
THB 41,393,000	Thailand Government Bond, 2.400%, 12/17/2023	1,323,350	1.8
THB 75,122,000	Thailand Government Bond, 3.650%, 06/20/2031	2,620,637	3.6
THB 19,669,000	Thailand Government Bond, 4.875%, 06/22/2029	747,886	1.0
		5,362,856	7.3
	Turkey: 2.8%
TRY 1,050,000	European Bank Reconstruction & Development, 27.500%, 09/11/2020	190,735	0.2
TRY 3,831,000	Turkey Government Bond, 9.500%, 01/12/2022	509,838	0.7
TRY 4,610,000	Turkey Government Bond, 10.400%, 03/20/2024	583,495	0.8
TRY 5,491,000	Turkey Government Bond, 11.000%, 02/24/2027	671,664	0.9
TRY 900,000	Turkey Government Bond, 12.200%, 01/18/2023	124,132	0.2
		2,079,864	2.8
	Uruguay: 0.4%
UYU 10,000,000	Uruguay Government International Bond, 9.875%, 06/20/2022	295,281	0.4
	Total Sovereign Bonds (Cost $66,382,392)	62,326,652	84.8
	Total Long-Term Investments (Cost $71,149,582)	66,682,377	90.8

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.6%
	Commercial Paper: 5.7%
1,000,000	Autozone, Inc., 5.360%, 04/02/2019	$999,706	1.3
1,100,000	CVS Health Corp., 7.850%, 04/01/2019	1,099,764	1.5
1,081,000	Kroger Co., 7.770%, 04/01/2019	1,080,770	1.5
1,000,000	Lockheed Martin Corp., 8.030%, 04/01/2019	999,780	1.4
		4,180,020	5.7
	Securities Lending Collateral(3): 1.9%
420,792	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $420,884, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $429,208, due 04/15/19-10/20/68)	420,792	0.6
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	1.3
		1,420,792	1.9
	Total Short-Term Investments (Cost $5,601,719)	5,600,812	7.6
	Total Investments in Securities (Cost $76,751,301)	$72,283,189	98.4
	Assets in Excess of Other Liabilities	1,209,506	1.6
	Net Assets	$73,492,695	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Represents securities purchased with cash collateral received for securities on loan.

ARS
Argentine Peso

BRL
Brazilian Real

CLP
Chilean Peso

COP
Colombian Peso

CZK
Czech Koruna

DOP
Dominican Peso

HUF
Hungarian Forint

IDR
Indonesian Rupiah

MXN
Mexican Peso

MYR
Malaysian Ringgit

PEN
Peruvian Nuevo Sol

PHP
Philippine Peso

PLN
Polish Zloty

RON
Romanian New Leu

RUB
Russian Ruble

THB
Thai Baht

TRY
Turkish New Lira

UYU
Uruguayan Peso Uruguayo

ZAR
South African Rand

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	84.8%
Supranational Bonds	6.0
Short-Term Investments	7.6
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Supranational Bonds	$—	$4,355,725	$—	$4,355,725
Sovereign Bonds	—	62,326,652	—	62,326,652
Short-Term Investments	—	5,600,812	—	5,600,812
Total Investments, at fair value	$—	$72,283,189	$—	$72,283,189
Other Financial Instruments+
Centrally Cleared Swaps	—	67,555	—	67,555
Forward Foreign Currency Contracts	—	820,950	—	820,950
Futures	16,363	—	—	16,363
OTC Swaps	—	17,874	—	17,874
Total Assets	$16,363	$73,189,568	$—	$73,205,931
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(18,652)	$—	$(18,652)
Forward Foreign Currency Contracts	—	(742,433)	—	(742,433)
Futures	(14,591)	—	—	(14,591)
Total Liabilities	$(14,591)	$(761,085)	$—	$(775,676)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following forward foreign currency contracts were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 215,603	RON 888,345	Barclays Bank PLC	04/05/19	$6,900
MYR 527,178	USD 128,080	Barclays Bank PLC	04/05/19	1,056
USD 27,498	HUF 7,539,473	Barclays Bank PLC	04/05/19	1,164
MYR 4,337,608	USD 1,036,862	Barclays Bank PLC	04/05/19	25,665
CLP 596,593,330	USD 870,494	Barclays Bank PLC	04/05/19	6,202
USD 3,306	ILS 12,325	Barclays Bank PLC	04/05/19	(88)
USD 23,000	PHP 1,212,306	Barclays Bank PLC	04/05/19	(85)
ZAR 560,625	USD 38,054	Barclays Bank PLC	04/05/19	787
MXN 13,974,098	USD 713,180	Barclays Bank PLC	04/05/19	6,407
EUR 765	USD 873	Barclays Bank PLC	05/10/19	(12)
CLP 31,164,000	USD 47,368	BNP Paribas	04/05/19	(1,572)
USD 27,036	MXN 519,139	BNP Paribas	04/05/19	303
USD 61,494	ZAR 832,858	BNP Paribas	04/05/19	3,793
USD 748,294	BRL 2,794,634	BNP Paribas	04/05/19	34,667
USD 1,292,212	BRL 4,746,305	BNP Paribas	04/05/19	80,214
USD 364,168	ZAR 5,099,586	BNP Paribas	04/05/19	10,862
USD 145,283	ZAR 1,942,536	BNP Paribas	04/05/19	10,702
TRY 14,862	USD 2,609	BNP Paribas	04/05/19	99
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 746,051	THB 23,463,572	BNP Paribas	04/05/19	6,636
USD 63,914	PLN 240,627	BNP Paribas	04/05/19	1,235
USD 184,565	RON 783,213	BNP Paribas	04/05/19	256
CZK 826,708	USD 36,711	BNP Paribas	04/05/19	(782)
USD 745,044	MXN 14,407,278	BNP Paribas	04/05/19	3,151
USD 744,852	ZAR 10,446,033	BNP Paribas	04/05/19	21,138
USD 236,958	ZAR 3,334,974	BNP Paribas	04/05/19	5,907
PLN 19,632	USD 5,182	BNP Paribas	04/05/19	(68)
ZAR 5,036,562	USD 367,009	BNP Paribas	04/05/19	(18,070)
USD 69,799	COP 215,096,622	BNP Paribas	04/05/19	2,341
PLN 355,629	USD 94,817	BNP Paribas	04/05/19	(2,182)
THB 2,417,562	USD 76,066	BNP Paribas	04/05/19	120
ZAR 4,824,588	USD 359,208	BNP Paribas	04/05/19	(24,954)
THB 927,368	USD 29,729	BNP Paribas	04/05/19	(504)
ZAR 615,407	USD 43,678	BNP Paribas	04/05/19	(1,041)
USD 731,418	ZAR 10,360,806	BNP Paribas	04/05/19	13,608
USD 4,262	RON 17,815	BNP Paribas	04/05/19	77
USD 5,243	PLN 19,634	BNP Paribas	04/05/19	128
USD 744,852	ZAR 10,563,127	BNP Paribas	04/05/19	13,025
USD 68,500	TRY 372,103	BNP Paribas	04/05/19	1,988
CLP 477,543,510	USD 717,000	Citibank N.A.	04/05/19	(15,248)
CZK 2,510,044	USD 109,196	Citibank N.A.	04/05/19	4
ZAR 10,859,439	USD 765,937	Citibank N.A.	04/05/19	(13,581)
BRL 1,437,989	USD 369,160	Citibank N.A.	04/05/19	2,005
PLN 509,417	USD 137,417	Citibank N.A.	04/05/19	(4,723)
CZK 17,704,425	USD 789,027	Citibank N.A.	04/05/19	(19,584)
COP 4,625,997,307	USD 1,454,346	Citibank N.A.	04/05/19	(3,564)
CZK 11,056,405	USD 493,477	Citibank N.A.	04/05/19	(12,960)
RON 314,840	USD 75,098	Citibank N.A.	04/05/19	(1,131)
THB 28,038,562	USD 860,879	Citibank N.A.	04/05/19	22,710
RUB 9,270,856	USD 140,322	Citibank N.A.	04/05/19	900
RON 80,178	USD 19,651	Citibank N.A.	04/05/19	(814)
ZAR 9,180,539	USD 656,719	Citibank N.A.	04/05/19	(20,680)
USD 739,025	CZK 16,512,568	Citibank N.A.	04/05/19	21,381
ZAR 9,762,826	USD 678,835	Citibank N.A.	04/05/19	(2,454)
USD 26,630	HUF 7,617,740	Citibank N.A.	04/05/19	82
CZK 3,469,074	USD 154,869	Citibank N.A.	04/05/19	(4,101)
USD 744,852	CLP 487,967,442	Citibank N.A.	04/05/19	27,782
USD 739,025	CZK 16,554,278	Citibank N.A.	04/05/19	19,568
USD 287,631	TRY 1,539,656	Citibank N.A.	04/05/19	12,425
USD 731,418	MXN 14,396,241	Citibank N.A.	04/05/19	(9,907)
USD 816,078	RON 3,325,926	Citibank N.A.	04/05/19	34,703
USD 263,519	PEN 882,102	Citibank N.A.	04/05/19	(2,315)
USD 461,015	TRY 2,566,786	Citibank N.A.	04/05/19	2,215
USD 759,690	PEN 2,512,295	Citibank N.A.	04/05/19	2,575
USD 49,610	MXN 959,604	Citibank N.A.	04/05/19	196
USD 109,290	PLN 408,807	Citibank N.A.	04/05/19	2,803
PLN 9,077,627	USD 2,430,825	Citibank N.A.	04/05/19	(66,266)
USD 663,000	COP 2,152,806,524	Citibank N.A.	04/05/19	(12,153)
USD 738,010	CZK 16,765,558	Citibank N.A.	04/05/19	9,371
USD 30,930	PEN 102,428	Citibank N.A.	04/05/19	62
USD 25,081	HUF 6,954,364	Citibank N.A.	04/05/19	791
USD 733,321	TRY 4,077,456	Citibank N.A.	04/05/19	4,496
MXN 43,469,744	USD 2,301,611	Credit Suisse International	04/05/19	(63,165)
PHP 38,984,895	USD 746,051	Goldman Sachs International	04/05/19	(4,101)
RUB 44,810,467	USD 653,482	Goldman Sachs International	04/05/19	29,111
USD 375,706	MXN 7,497,562	Goldman Sachs International	04/05/19	(10,376)
USD 7,918	CLP 5,189,212	Goldman Sachs International	04/05/19	292
PHP 861,136	USD 16,117	Goldman Sachs International	04/05/19	272
USD 364,168	MXN 7,021,011	Goldman Sachs International	04/05/19	2,626
BRL 16,144,462	USD 4,176,336	Goldman Sachs International	04/05/19	(53,748)
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 4,971	PHP 257,925	Goldman Sachs International	04/05/19	62
MXN 488,461	USD 24,189	Goldman Sachs International	04/05/19	964
USD 52,375	RUB 3,518,877	Goldman Sachs International	04/05/19	(1,227)
USD 364,168	MXN 7,074,815	Goldman Sachs International	04/05/19	(145)
USD 754,198	CLP 494,855,697	Goldman Sachs International	04/05/19	27,006
BRL 2,706,757	USD 739,026	Goldman Sachs International	04/05/19	(47,839)
USD 739,026	COP 2,322,758,718	Goldman Sachs International	04/05/19	10,574
HUF 293,629,913	USD 1,053,310	Goldman Sachs International	04/05/19	(27,708)
COP 4,750,806,060	USD 1,501,500	Goldman Sachs International	04/05/19	(11,576)
BRL 2,712,595	USD 739,026	Goldman Sachs International	04/05/19	(46,348)
PEN 214,885	USD 64,889	Goldman Sachs International	04/05/19	(131)
USD 1,059,738	PEN 3,503,398	Goldman Sachs International	04/05/19	3,941
CLP 87,457,852	USD 133,075	Goldman Sachs International	04/05/19	(4,555)
USD 5,825	PHP 304,543	Goldman Sachs International	04/05/19	29
USD 59,261	COP 184,753,590	Goldman Sachs International	04/05/19	1,320
USD 14,816	THB 481,374	HSBC Bank USA N.A.	04/05/19	(354)
USD 96,904	ZAR 1,413,657	HSBC Bank USA N.A.	04/05/19	(1,036)
RUB 11,859,589	USD 168,926	HSBC Bank USA N.A.	04/05/19	11,729
HUF 202,514,260	USD 739,026	HSBC Bank USA N.A.	04/05/19	(31,677)
USD 96	KRW 107,306	HSBC Bank USA N.A.	04/05/19	1
USD 708,940	TRY 3,832,440	HSBC Bank USA N.A.	04/05/19	23,910
USD 672,904	ZAR 9,504,011	HSBC Bank USA N.A.	04/05/19	14,454
USD 67,372	THB 2,142,247	HSBC Bank USA N.A.	04/05/19	(137)
USD 88,545	THB 2,868,066	HSBC Bank USA N.A.	04/05/19	(1,837)
USD 624,599	RUB 42,319,413	HSBC Bank USA N.A.	04/05/19	(20,047)
USD 773,976	BRL 2,901,636	HSBC Bank USA N.A.	04/05/19	33,025
USD 1,430,772	HUF 398,556,850	HSBC Bank USA N.A.	04/05/19	38,677
COP 284,467,122	USD 89,639	HSBC Bank USA N.A.	04/05/19	869
THB 481,374	USD 14,813	HSBC Bank USA N.A.	04/05/19	356
USD 597,951	TRY 3,291,657	HSBC Bank USA N.A.	04/05/19	9,583
USD 731,418	HUF 204,294,044	HSBC Bank USA N.A.	04/05/19	17,852
MXN 38,570	USD 1,911	HSBC Bank USA N.A.	04/05/19	76
USD 9,476	HUF 2,645,514	HSBC Bank USA N.A.	04/05/19	236
CLP 498,755,097	USD 733,462	HSBC Bank USA N.A.	04/05/19	12,280
USD 60,783	THB 1,936,188	HSBC Bank USA N.A.	04/05/19	(233)
IDR 3,535,178,485	USD 244,835	HSBC Bank USA N.A.	06/28/19	973
USD 712,319	PEN 2,365,826	JPMorgan Chase Bank N.A.	04/05/19	(2,971)
CZK 32,624,351	USD 1,453,719	JPMorgan Chase Bank N.A.	04/05/19	(35,850)
PEN 686,943	USD 205,801	JPMorgan Chase Bank N.A.	04/05/19	1,219
USD 89,395	RUB 5,850,680	JPMorgan Chase Bank N.A.	04/05/19	(381)
USD 364,168	ZAR 5,073,815	JPMorgan Chase Bank N.A.	04/05/19	12,648
PEN 2,463,524	USD 744,852	JPMorgan Chase Bank N.A.	04/05/19	(2,435)
USD 193,431	MXN 3,736,898	JPMorgan Chase Bank N.A.	04/05/19	(1,289)
PLN 262,561	USD 69,356	JPMorgan Chase Bank N.A.	04/05/19	(963)
USD 446,023	IDR 6,441,016,528	JPMorgan Chase Bank N.A.	06/28/19	(140)
USD 727,876	BRL 2,713,303	Morgan Stanley	04/05/19	35,017
USD 249,598	ZAR 3,351,530	Morgan Stanley	04/05/19	17,400
USD 171,619	BRL 628,092	Morgan Stanley	04/05/19	11,232
USD 30,623	CZK 687,728	Morgan Stanley	04/05/19	734
ZAR 12,236,058	USD 848,172	Morgan Stanley	04/05/19	(443)
MXN 14,007,579	USD 734,017	Morgan Stanley	04/05/19	(12,706)
USD 594,477	COP 1,870,331,191	Morgan Stanley	04/05/19	7,913
BRL 767,958	USD 202,441	Morgan Stanley	04/05/19	(6,338)
ZAR 400	USD 28	Standard Chartered Bank	04/05/19	—
USD 1,852,993	PHP 97,111,667	Standard Chartered Bank	04/05/19	4,789
RUB 1,834,710	USD 27,711	Standard Chartered Bank	04/05/19	237
USD 892	PHP 47,195	Standard Chartered Bank	04/05/19	(7)
THB 3,519,454	USD 111,456	Standard Chartered Bank	04/05/19	(547)
USD 234,703	TRY 1,301,863	Standard Chartered Bank	04/05/19	2,001
ZAR 3,061,327	USD 211,439	Standard Chartered Bank	04/05/19	4,685
USD 727,876	BRL 2,709,955	Standard Chartered Bank	04/05/19	35,872
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 38,121	THB 1,209,298	Standard Chartered Bank	04/05/19	(18)
USD 750,316	MXN 14,444,783	Standard Chartered Bank	04/05/19	6,491
MXN 14,471,457	USD 738,010	Toronto Dominion Securities	04/05/19	7,188
USD 741,022	MXN 14,460,134	Toronto Dominion Securities	04/05/19	(3,593)
ZAR 10,517,151	USD 734,589	Toronto Dominion Securities	04/05/19	(5,948)
HUF 201,616,861	USD 739,026	Toronto Dominion Securities	04/05/19	(34,811)
TRY 10,808,120	USD 1,956,033	Toronto Dominion Securities	04/05/19	(24,135)
USD 56,859	RUB 3,749,262	Toronto Dominion Securities	04/05/19	(253)
USD 739,026	COP 2,322,019,692	Toronto Dominion Securities	04/05/19	10,806
TRY 993,575	USD 181,577	Toronto Dominion Securities	04/05/19	(3,981)
USD 183,996	PLN 704,933	Toronto Dominion Securities	04/05/19	(41)
TRY 4,064,267	USD 744,852	Toronto Dominion Securities	04/05/19	(18,384)
TRY 4,043,369	USD 744,852	UBS AG	04/05/19	(22,120)
				$78,517

At March 31, 2019, the following futures contracts were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	3	06/28/19	$639,281	$2,291
U.S. Treasury 5-Year Note	1	06/28/19	115,828	1,092
U.S. Treasury Ultra Long Bond	2	06/19/19	336,000	12,980
			$1,091,109	$16,363
Short Contracts:
U.S. Treasury 10-Year Note	(1)	06/19/19	(124,219)	(1,861)
U.S. Treasury Long Bond	(1)	06/19/19	(149,656)	(4,169)
U.S. Treasury Ultra 10-Year Note	(3)	06/19/19	(398,344)	(8,561)
			$(672,219)	$(14,591)

At March 31, 2019, the following centrally cleared interest rate swaps were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIEE-BANXICO	Monthly	7.020%	Monthly	08/01/19	MXN 75,000,000	$(19,227)	$(18,652)
Pay	6-month PLZ-WIBOR	Semi-Annual	2.660	Annual	06/27/27	PLN 2,200,000	21,888	22,099
Receive	28-day MXN TIIE-BANXICO	Monthly	6.880	Monthly	07/28/22	MXN 33,000,000	48,403	45,456
							$51,064	$48,903

At March 31, 2019, the following over-the-counter interest rate swaps were outstanding for Voya Emerging Markets Local Currency Debt Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Counterparty	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-month ZAR-JIBAR	Quarterly	Barclays Bank PLC	8.280%	Quarterly	09/30/24	ZAR 7,500,000	$17,874	$—	$17,874
								$17,874	$—	$17,874

Currency Abbreviations
BRL – Brazilian Real
CLP – Chilean Peso
See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
ILS – Israeli New Shekel
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Nuevo Sol
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$820,950
Interest rate contracts	Net Assets — Unrealized appreciation*	16,363
Interest rate contracts	Net Assets — Unrealized appreciation**	67,555
Interest rate contracts	Unrealized appreciation on OTC swap agreements	17,874
Total Asset Derivatives		$922,742
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$742,433
Interest rate contracts	Net Assets — Unrealized depreciation*	14,591
Interest rate contracts	Net Assets — Unrealized depreciation**	18,652
Total Liability Derivatives		$775,676

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$(1,968,405)	$—	$—	$(1,968,405)
Interest rate contracts	—	(9,687)	(9,410)	(19,097)
Total	$(1,968,405)	$(9,687)	$(9,410)	$(1,987,502)

See Accompanying Notes to Financial Statements

Voya Emerging Markets Local	SUMMARY PORTFOLIO OF INVESTMENTS
Currency Debt Fund	as of March 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$(246,114)	$—	$—	$(246,114)
Interest rate contracts	—	2,552	(989)	1,563
Total	$(246,114)	$2,552	$(989)	$(244,551)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at March 31, 2019:
	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Standard Chartered Bank	Toronto Dominion Securities	UBS AG	Totals
Assets:
Forward foreign currency contracts	$48,181	$210,250	$164,069	$—	$76,197	$164,021	$13,867	$72,296	$54,075	$17,994	$—	$820,950
OTC Interest rate swaps	17,874	—	—	—	—	—	—	—	—	—	—	17,874
Total Assets	$66,055	$210,250	$164,069	$—	$76,197	$164,021	$13,867	$72,296	$54,075	$17,994	$—	$838,824
Liabilities:
Forward foreign currency contracts	$185	$49,173	$189,481	$63,165	$207,754	$55,321	$44,029	$19,487	$572	$91,146	$22,120	$742,433
Total Liabilities	$185	$49,173	$189,481	$63,165	$207,754	$55,321	$44,029	$19,487	$572	$91,146	$22,120	$742,433
Net OTC derivative instruments by counterparty, at fair value	$65,870	$161,077	$(25,412)	$(63,165)	$(131,557)	$108,700	$(30,162)	$52,809	$53,503	$(73,152)	$(22,120)	$96,391
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)(2)	$65,870	$161,077	$(25,412)	$(63,165)	$(131,557)	$108,700	$(30,162)	$52,809	$53,503	$(73,152)	$(22,120)	$96,391

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $77,905,335.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,654,716
Gross Unrealized Depreciation	(6,025,893)
Net Unrealized Depreciation	$(4,371,177)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 27.9%
		United States: 27.9%
924,974	(1)(2)	Agate Bay Mortgage Trust 2016-1 B3, 3.781%, 12/25/2045	$904,671	0.2
1,849,859	(1)(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.808%, 03/25/2046	1,833,201	0.3
787,702		Alternative Loan Trust 2004-32CB 2A2, 2.886%, (US0001M + 0.400%), 02/25/2035	730,296	0.1
906,008		Alternative Loan Trust 2004-J7 MI, 3.506%, (US0001M + 1.020%), 10/25/2034	887,142	0.2
3,426,567		Alternative Loan Trust 2005-10CB 1A1, 2.986%, (US0001M + 0.500%), 05/25/2035	2,980,991	0.5
595,764		Alternative Loan Trust 2005-31 1A1, 3.046%, (US0001M + 0.560%), 08/25/2035	565,803	0.1
418,000		Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/2036	385,476	0.1
716,646		Alternative Loan Trust 2005-J2 1A12, 2.886%, (US0001M + 0.400%), 04/25/2035	621,903	0.1
452,139		Alternative Loan Trust 2006-19CB A12, 2.886%, (US0001M + 0.400%), 08/25/2036	310,701	0.1
932,734		Alternative Loan Trust 2006-20CB A9, 6.000%, 07/25/2036	685,571	0.1
647,199		Alternative Loan Trust 2007-18CB 1A7, 2.956%, (US0001M + 0.470%), 08/25/2037	393,819	0.1
1,804,195		Alternative Loan Trust 2007-OA4 A1, 2.656%, (US0001M + 0.170%), 05/25/2047	1,697,958	0.3
377,402	(1)	Bear Stearns ALT-A Trust 2005-10 21A1, 3.964%, 01/25/2036	365,431	0.1
299,887	(1)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.568%, 05/25/2035	302,408	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
560,153	(1)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.431%, 09/25/2035	$527,996	0.1
2,154,978	(1)	Bear Stearns ALT-A Trust 2005-9 26A1, 3.994%, 11/25/2035	1,727,575	0.3
102,643	(2)	Bellemeade Re Ltd. 2015-1A M2, 6.786%, (US0001M + 4.300%), 07/25/2025	102,985	0.0
1,000,000	(1)(2)	CIM Trust 2018-INV1 A10, 4.000%, 08/25/2048	1,013,880	0.2
1,100,000	(1)(2)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,122,650	0.2
517,004	(1)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.824%, 03/25/2036	492,949	0.1
287,559	(1)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.273%, 09/25/2037	277,797	0.1
1,293,555	(1)(2)	Citigroup Mortgage Loan Trust 2013-7 2A2, 4.090%, 08/25/2036	1,255,015	0.2
1,416,261		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	1,444,519	0.3
279,111		CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/2037	272,392	0.0
900,000	(1)(2)	COLT 2018-1 B1 Mortgage Loan Trust, 4.362%, 02/25/2048	897,367	0.2
1,000,000	(1)(2)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,024,711	0.2
600,000	(1)(2)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	607,409	0.1
1,200,000	(1)(2)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,226,038	0.2
1,200,000	(1)(2)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	1,232,031	0.2
2,000,000	(1)(2)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,023,903	0.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
644,445	(1)(2)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.686%, 06/27/2037	$652,296	0.1
3,223,356		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.762%, (US0001M + 0.280%), 08/19/2045	2,810,048	0.5
1,100,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.736%, (US0001M + 4.250%), 04/25/2029	1,219,683	0.2
1,131,341		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 8.036%, (US0001M + 5.550%), 04/25/2028	1,267,304	0.2
3,000,000		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.936%, (US0001M + 4.450%), 01/25/2029	3,286,004	0.6
1,400,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.136%, (US0001M + 3.650%), 09/25/2029	1,508,950	0.3
1,600,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.336%, (US0001M + 2.850%), 11/25/2029	1,660,543	0.3
900,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.686%, (US0001M + 2.200%), 01/25/2030	911,846	0.2
1,200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.886%, (US0001M + 2.400%), 05/25/2030	1,226,768	0.2
1,500,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.986%, (US0001M + 2.500%), 05/25/2030	1,525,311	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States: (continued)
2,000,000	Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 5.286%, (US0001M + 2.800%), 02/25/2030	$2,068,914	0.4
1,800,000	Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.686%, (US0001M + 2.200%), 08/25/2030	1,797,046	0.3
1,500,000	Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.636%, (US0001M + 2.150%), 10/25/2030	1,499,944	0.3
2,450,000	Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.036%, (US0001M + 2.550%), 12/25/2030	2,468,975	0.5
750,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1B1, 6.236%, (US0001M + 3.750%), 03/25/2031	736,531	0.1
2,700,000	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.486%, (US0001M + 2.000%), 03/25/2031	2,680,593	0.5
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2B1, 6.586%, (US0001M + 4.100%), 03/25/2031	990,320	0.2
1,000,000	Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.586%, (US0001M + 2.100%), 03/25/2031	988,626	0.2
1,600,000	Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.736%, (US0001M + 2.250%), 07/25/2030	1,611,200	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,300,000	(2)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.886%, (US0001M + 2.400%), 04/25/2031	$1,313,331	0.2
1,010,506	(1)(2)	Flagstar Mortgage Trust 2018-5 B2, 4.562%, 09/25/2048	1,034,749	0.2
992,612	(1)(2)	Flagstar Mortgage Trust 2018-6RR B1, 5.061%, 10/25/2048	1,049,002	0.2
3,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, (US0001M + 4.700%), 04/25/2028	4,498,742	0.8
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 7.286%, (US0001M + 4.800%), 05/25/2028	567,852	0.1
3,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3 M3, 7.486%, (US0001M + 5.000%), 12/25/2028	3,404,594	0.6
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.336%, (US0001M + 3.850%), 03/25/2029	276,175	0.1
2,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.986%, (US0001M + 2.500%), 03/25/2030	2,665,660	0.5
2,700,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.836%, (US0001M + 2.350%), 04/25/2030	2,741,653	0.5
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.286%, (US0001M + 1.800%), 07/25/2030	1,075,511	0.2
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.786%, (US0001M + 2.300%), 09/25/2030	1,002,398	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,000,000	(1)(2)	Galton Funding Mortgage Trust 2019-1 A21, 4.500%, 02/25/2059	$1,017,332	0.2
1,000,000	(1)(2)(3)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	1,015,933	0.2
900,000	(1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	910,406	0.1
1,000,000	(1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.290%, 08/25/2049	947,735	0.2
1,022,702		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.632%, (US0001M + 0.150%), 01/25/2047	990,699	0.2
1,291,116		HarborView Mortgage Loan Trust 2007-5 A1A, 2.672%, (US0001M + 0.190%), 09/19/2037	1,235,996	0.2
4,322,308		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.696%, (US0001M + 0.210%), 02/25/2046	3,705,494	0.7
360,881	(1)(2)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.810%, 03/26/2036	357,702	0.1
1,100,000	(1)(2)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	1,113,394	0.2
1,000,000	(1)(2)(3)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.690%, 08/25/2049	1,064,613	0.2
1,000,000	(1)(2)(3)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.690%, 08/25/2049	1,052,310	0.2
1,298,023	(1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	1,315,845	0.2
1,300,000	(1)(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.914%, 06/25/2049	1,384,761	0.3
818,196		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	706,809	0.1
238,768	(1)	JP Morgan Mortgage Trust 2007-A3 1A1, 4.220%, 05/25/2037	215,894	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,441,259		JP Morgan Mortgage Trust 2007-S1 2A22, 5.750%, 03/25/2037	$1,027,616	0.2
962,074	(1)(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	968,363	0.2
1,459,294	(1)(2)	JP Morgan Mortgage Trust 2017-4 B1, 3.965%, 11/25/2048	1,482,968	0.3
1,459,294	(1)(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.965%, 11/25/2048	1,463,992	0.3
2,247,726	(1)(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.781%, 09/25/2048	2,112,993	0.4
1,080,082	(1)(2)	JP Morgan Mortgage Trust 2018-4 B1, 3.795%, 10/25/2048	1,086,888	0.2
981,893	(1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.795%, 10/25/2048	943,049	0.2
1,868,908	(1)(2)	JP Morgan Mortgage Trust 2018-6C B2, 4.005%, 12/25/2048	1,865,566	0.3
990,695	(1)(2)	JP Morgan Mortgage Trust 2018-9 B2, 4.501%, 02/25/2049	1,025,998	0.2
990,695	(1)(2)	JP Morgan Mortgage Trust 2018-9 B3, 4.501%, 02/25/2049	979,200	0.2
2,411,443	(1)(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	2,446,182	0.4
451,397		Lehman XS Trust Series 2005-5N 3A1B, 3.397%, (12MTA + 1.000%), 11/25/2035	456,537	0.1
183,659		Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.866%, (US0001M + 0.380%), 08/25/2035	184,263	0.0
264,633		Morgan Stanley Mortgage Loan Trust 2005-10 4A1, 5.500%, 12/25/2035	240,020	0.0
900,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 4.286%, (US0001M + 1.800%), 09/25/2035	888,873	0.2
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
800,000	(1)(2)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	$809,786	0.2
2,100,000	(1)(2)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	2,230,834	0.4
2,426,031	(1)(2)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,465,359	0.5
1,461,672	(1)(2)	Sequoia Mortgage Trust 2019-CH1 A1, 4.000%, 03/25/2049	1,494,306	0.3
701,078	(1)(2)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.084%, 03/25/2049	745,518	0.1
1,453,041	(1)(2)	Shellpoint Co-Originator Trust 2017-2 B3, 3.734%, 10/25/2047	1,356,968	0.3
4,956,655	(1)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.040%, 01/25/2037	2,134,944	0.4
5,686,462	(1)	TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/2037	3,061,222	0.6
800,000	(1)(2)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	797,320	0.1
2,000,000	(1)(2)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,074,068	0.4
1,500,000	(1)(2)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	1,588,523	0.3
1,483,222	(1)(2)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	1,495,994	0.3
986,748	(1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.096%, 06/25/2034	1,012,506	0.2
1,147,963	(1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.202%, 07/25/2034	1,173,154	0.2
1,646,569	(1)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.117%, 09/25/2035	1,654,468	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
667,472		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.976%, (US0001M + 0.490%), 10/25/2045	$663,269	0.1
477,845	(1)	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 1A1, 4.256%, 12/25/2035	477,401	0.1
455,031	(1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.644%, 11/25/2036	432,186	0.1
1,306,970	(1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 1A1, 3.703%, 12/25/2036	1,241,411	0.2
699,984	(1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.849%, 12/25/2036	650,346	0.1
463,999	(1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 2A3, 3.992%, 02/25/2037	456,131	0.1
789,036	(1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 3A2, 3.874%, 02/25/2037	756,773	0.1
523,202	(1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.710%, 12/25/2036	514,923	0.1
645,915		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	624,331	0.1
408,270		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 1A4, 5.500%, 09/25/2035	383,393	0.1
807,526		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	781,452	0.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
876,692		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.716%, (US0001M + 0.230%), 01/25/2047	$794,954	0.2
305,607		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	286,592	0.1
179,545		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	179,878	0.0
612,909		Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	614,044	0.1
224,360	(1)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.170%, 04/25/2036	221,257	0.0
262,764	(1)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 4.420%, 05/25/2036	270,328	0.1
1,104,447	(1)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.772%, 12/28/2037	1,087,163	0.2
42,737	(1)(2)	Wells Fargo Mortgage Backed Securities 2008-1R A1, 4.436%, 06/26/2035	43,444	0.0
3,993,306		Other Securities	3,719,546	0.7
		Total Collateralized Mortgage Obligations (Cost $148,996,028)	150,956,380	27.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 33.6%
		United States: 33.6%
5,680,000	(2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	4,218,574	0.8
7,060,000	(1)(2)(4)	BANK 2017-BNK4 XE, 1.471%, 05/15/2050	701,853	0.1
21,150,000	(1)(2)(4)	BANK 2017-BNK8 XE, 1.274%, 11/15/2050	1,957,951	0.4
2,000,000	(2)	BANK 2018-BNK12 D, 3.000%, 05/15/2061	1,647,042	0.3
9,363,500	(1)(2)(4)	BANK 2018-BNK12 XD, 1.422%, 05/15/2061	1,039,447	0.2
103,000,000	(1)(2)(4)	BBCCRE Trust 2015-GTP XB, 0.215%, 08/10/2033	1,417,764	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
2,000,000	(1)(2)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.886%, 02/13/2042	$2,031,601	0.4
600,000	(1)(2)	BENCHMARK 2018-B4 D, 2.814%, 07/15/2051	511,001	0.1
18,964,000	(1)(2)(4)	Benchmark 2018-B5 XD Mortgage Trust, 1.500%, 07/15/2051	2,168,641	0.4
51,064,575	(1)(4)	Benchmark 2018-B7 XA Mortgage Trust, 0.450%, 05/15/2053	1,700,890	0.3
20,380,000	(1)(4)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.233%, 03/15/2062	1,914,365	0.4
1,350,000	(2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	1,146,717	0.2
3,220,000	(1)(2)(4)	Benchmark 2019-B9 XD Mortgage Trust, 2.003%, 03/15/2052	517,318	0.1
81,481,931	(1)(4)	BMARK 2018-B4 XA, 0.543%, 07/15/2051	3,003,196	0.5
8,000,000	(1)(2)(4)	BMARK 2018-B4 XD, 1.750%, 07/15/2051	1,057,021	0.2
680,000	(2)	BX Commercial Mortgage Trust 2018-BIOA D, 3.805%, (US0001M + 1.321%), 03/15/2037	679,431	0.1
1,954,466	(2)	BX Commercial Mortgage Trust 2018-IND F, 4.284%, (US0001M + 1.800%), 11/15/2035	1,960,496	0.4
2,477,837	(2)	BX Commercial Mortgage Trust 2018-IND G, 4.534%, (US0001M + 2.050%), 11/15/2035	2,488,673	0.4
1,860,000	(2)	BXMT 2017-FL1 C Ltd., 4.434%, (US0001M + 1.950%), 06/15/2035	1,859,442	0.3
2,000,000	(2)	BXMT 2017-FL1 D Ltd., 5.184%, (US0001M + 2.700%), 06/15/2035	1,999,370	0.4
1,910,000	(1)(2)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	1,939,384	0.4
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
450,000	(2)	CAMB Commercial Mortgage Trust 2019-LIFE F, 5.034%, (US0001M + 2.550%), 12/15/2037	$453,910	0.1
2,760,000	(1)(2)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.597%, 03/10/2047	2,645,617	0.5
11,871,338	(1)(4)	Citigroup Commercial Mortgage Trust 2016-C3 XA, 1.185%, 11/15/2049	727,535	0.1
560,000	(2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	478,169	0.1
20,655,000	(1)(2)(4)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.270%, 09/15/2050	1,908,315	0.4
642,543		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	664,190	0.1
22,120,117	(1)(4)	COMM 2012-CR3 XA, 1.869%, 10/15/2045	1,164,556	0.2
9,168,852	(1)(4)	COMM 2012-CR5 XA, 1.546%, 12/10/2045	426,434	0.1
13,920,000	(1)(2)(4)	COMM 2014-CR21 XE, 1.418%, 12/10/2047	915,298	0.2
16,406,000	(1)(2)(4)	CSAIL 2017-CX10 XE Commercial Mortgage Trust, 0.761%, 11/15/2050	1,060,800	0.2
2,000,000	(2)	CSWF 2018-TOP F, 5.234%, (US0001M + 2.750%), 08/15/2035	2,004,964	0.4
1,392,208	(2)	DBGS 2018-BIOD E Mortgage Trust, 4.184%, (US0001M + 1.700%), 05/15/2035	1,374,664	0.2
893,027	(1)(2)(4)	DBUBS 2011-LC1A XA, 0.705%, 11/10/2046	6,872	0.0
1,075,522	(1)(2)	DBUBS 2011-LC2 E Mortgage Trust, 5.532%, 07/10/2044	1,068,622	0.2
4,500,000	(2)	DBWF 2018-GLKS E Mortgage Trust, 5.500%, (US0001M + 3.018%), 11/19/2035	4,512,053	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
7,874,000	(1)(2)	DBJPM 16-C3 E Mortgage Trust, 4.243%, 08/10/2049	$6,535,751	1.2
660,000	(1)(2)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	595,817	0.1
5,500,000	(2)	Exantas Capital Corp. 2018-RSO6 D Ltd., 4.984%, (US0001M + 2.500%), 06/15/2035	5,472,573	1.0
6,666,868	(1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.375%, 02/25/2020	281,769	0.0
34,915,394	(1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.200%, 02/25/2042	2,235,811	0.4
39,680,000	(1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.583%, 11/25/2041	2,460,862	0.5
21,400,000	(1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	1,568,851	0.3
8,050,000	(1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	796,576	0.1
20,330,705	(1)(4)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.837%, 01/25/2026	2,507,545	0.5
160,388,405	(2)(4)	FREMF Mortgage Trust 2012-K23 X2B, 0.125%, 10/25/2045	595,474	0.1
698,349	(2)	GPT 2018-GPP E Mortgage Trust, 4.954%, (US0001M + 2.470%), 06/15/2035	697,102	0.1
100,079,076	(1)(2)(4)	GS Mortgage Securities Corp. II 2011-GC3 X, 0.661%, 03/10/2044	1,142,072	0.2
3,361,433	(1)(2)(4)	GS Mortgage Securities Trust 2011-GC5 XA, 1.337%, 08/10/2044	83,883	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
1,360,000	(1)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.700%, 05/10/2045	$1,420,760	0.3
2,480,000	(1)(2)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	1,761,497	0.3
1,120,000	(1)(2)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	964,918	0.2
2,500,000	(1)(2)	GS Mortgage Securities Trust 2016-GS4 E, 3.802%, 11/10/2049	1,854,010	0.3
2,030,000	(2)	GS Mortgage Securities Trust 2019-GC38 D, 3.000%, 02/10/2052	1,750,478	0.3
2,481,000	(1)(2)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	2,465,198	0.5
1,100,000	(1)(2)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	1,062,820	0.2
2,952,000	(1)	GS Mortgage Securities Trust 2015-FRR1 K3B, 5.191%, 06/27/2041	2,939,455	0.5
6,368,176	(1)(4)	GS Mortgage Securities Trust 2019-GC38 XA, 0.967%, 02/10/2052	491,207	0.1
1,792,339	(2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2018-LAQ D, 4.584%, (US0001M + 2.100%), 06/15/2032	1,801,549	0.3
17,127,869	(1)(2)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3 XA, 0.945%, 02/15/2046	259,427	0.0
1,410,000	(1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	1,390,003	0.3
1,500,000	(1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 C, 5.383%, 08/15/2046	1,558,583	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
3,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.117%, 12/15/2047	$2,876,354	0.5
1,500,000	(1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.003%, 01/15/2046	1,487,481	0.3
5,000,000	(1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	4,183,815	0.8
19,741,631	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.061%, 07/15/2047	596,675	0.1
1,000,000	(1)(2)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.207%, 11/15/2045	1,028,699	0.2
30,251,674	(1)(2)(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 XC, 1.646%, 11/15/2045	1,957,229	0.4
1,150,000	(2)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	936,706	0.2
2,650,000	(2)	JPMBB Commercial Mortgage Securities Trust 2014-C26 F, 4.000%, 01/15/2048	1,740,971	0.3
46,979,000	(1)(2)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XD, 0.500%, 01/15/2048	1,152,818	0.2
34,428,000	(1)(2)(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XE, 0.416%, 01/15/2048	751,150	0.1
1,710,000	(1)(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.913%, 04/15/2047	1,751,055	0.3
1,000,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 C, 4.457%, 08/15/2047	1,014,171	0.2
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
2,000,000	(1)(2)	Morgan Stanley Capital I Trust 2005-T19 G, 5.614%, 06/12/2047	$2,020,561	0.4
300,000	(1)(2)	Morgan Stanley Capital I Trust 2011-C1 E, 5.376%, 09/15/2047	311,760	0.1
3,650,000	(2)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	3,560,885	0.6
2,600,000	(2)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	2,479,659	0.5
2,675,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	2,244,020	0.4
17,960,231	(1)(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.798%, 12/15/2050	994,941	0.2
15,555,000	(1)(2)(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.497%, 12/15/2050	1,777,632	0.3
4,660,000	(2)	PFP 2017-4 E Ltd., 7.334%, (US0001M + 4.850%), 07/14/2035	4,761,192	0.9
1,980,000	(1)(2)	Ready Capital Mortgage Trust 2019-5 D, 5.551%, 02/25/2052	1,876,983	0.3
2,200,067	(2)	SLIDE 2018-FUN E, 4.784%, (US0001M + 2.300%), 06/15/2031	2,207,473	0.4
1,233,221	(2)	SLIDE 2018-FUN F, 5.484%, (US0001M + 3.000%), 06/15/2031	1,239,034	0.2
2,700,000	(2)	STWD 2018-URB D Mortgage Trust, 4.534%, (US0001M + 2.050%), 05/15/2035	2,656,573	0.5
17,870,000	(1)(4)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.564%, 04/15/2052	2,030,037	0.4
2,500,000	(1)(2)	UBS-Barclays Commercial Mortgage Trust 2013-C6 D, 4.313%, 04/10/2046	2,352,636	0.4
7,392,774	(1)(4)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.089%, 12/15/2047	330,972	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
4,227,351	(2)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	$3,288,081	0.6
16,657,000	(1)(2)(4)	Wells Fargo Commercial Mortgage Trust 2015-C30 XE, 1.247%, 09/15/2058	1,184,852	0.2
16,657,000	(1)(2)(4)	Wells Fargo Commercial Mortgage Trust 2015-C30 XFG, 1.247%, 09/15/2058	1,154,525	0.2
7,790,000	(1)(2)(4)	Wells Fargo Commercial Mortgage Trust 2016-C37 XEF, 1.600%, 12/15/2049	783,643	0.1
32,664,000	(1)(4)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.526%, 11/15/2049	1,248,921	0.2
7,605,000	(1)(2)(4)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XFG, 2.000%, 11/15/2049	896,066	0.2
34,889,573	(1)(4)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.986%, 10/15/2050	2,109,591	0.4
15,343,000	(1)(2)(4)	Wells Fargo Commercial Mortgage Trust 2017-C42 XE, 1.300%, 12/15/2050	1,375,021	0.3
2,500,000	(2)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.641%, (US0001M + 2.157%), 12/15/2036	2,507,037	0.5
39,902,865	(1)(4)	Wells Fargo Commercial Mortgage Trust 2018-C45 XA, 0.839%, 06/15/2051	2,495,797	0.5
2,000,000	(2)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,674,240	0.3
2,000,000	(2)(5)(6)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	1,639,176	0.3
40,072,860	(1)(2)(4)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.562%, 12/15/2045	1,935,187	0.4
1,368,451	(1)(2)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.273%, 03/15/2048	53,771	0.0
2,920,000	(1)(2)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.063%, 12/15/2046	2,988,371	0.5
320,000	(2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	281,381	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States (continued)
1,250,000	(2)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	$1,010,984	0.2
2,380,000	(1)(2)	WFRBS Commercial Mortgage Trust 2013-UBS1 E, 4.742%, 03/15/2046	2,186,070	0.4
1,000,000	(1)	WFRBS Commercial Mortgage Trust 2014-C25 C, 4.323%, 11/15/2047	1,018,814	0.2
2,151,565		Other Securities	2,133,277	0.4
		Total Commercial Mortgage-Backed Securities (Cost $177,660,678)	182,352,454	33.6
ASSET-BACKED SECURITIES: 32.4%
		Ireland: 0.2%
1,000,000	(2)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	1,016,628	0.2
		United States: 32.2%
795,973	(2)(7)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	794,349	0.1
1,911,825	(2)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,914,657	0.4
2,118,189	(1)(2)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	2,155,967	0.4
1,086,917 (1)(2)(3)(4)		American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	—	—
2,250,000	(2)	Apidos CLO XXIX 2018-29A B, 4.671%, (US0003M + 1.900%), 07/25/2030	2,173,732	0.4
500,000	(2)	Ares XXIX CLO Ltd. 2014-1A C, 6.273%, (US0003M + 3.500%), 04/17/2026	500,083	0.1
1,400,000	(2)	Atrium CDO Corp. 12A CR, 4.411%, (US0003M + 1.650%), 04/22/2027	1,372,064	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
500,000	(2)	Atrium CDO Corp. 12A DR, 5.561%, (US0003M + 2.800%), 04/22/2027	$488,681	0.1
1,000,000	(2)	Babson CLO Ltd. 2014-IA C, 6.211%, (US0003M + 3.450%), 07/20/2025	1,000,268	0.2
431,239	(1)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.764%, 10/25/2036	437,726	0.1
2,250,000	(2)	BlueMountain CLO 2012-2A DR2 Ltd., 5.544%, (US0003M + 2.900%), 11/20/2028	2,202,905	0.4
1,000,000	(2)	BlueMountain CLO 2015-1A D Ltd., 8.247%, (US0003M + 5.450%), 04/13/2027	990,160	0.2
2,000,000	(2)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 5.411%, (US0003M + 2.650%), 04/20/2027	1,952,294	0.3
500,000	(2)	BlueMountain CLO 2016-3A CR Ltd., 4.884%, (US0003M + 2.200%), 11/15/2030	491,548	0.1
3,000,000	(2)	Bowman Park CLO Ltd. 2014-1A E, 8.051%, (US0003M + 5.400%), 11/23/2025	2,964,492	0.5
2,500,000	(2)	Carlyle Global Market Strategies CLO 2014-3RA B Ltd., 4.665%, (US0003M + 1.900%), 07/27/2031	2,404,625	0.4
3,200,000	(2)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 5.015%, (US0003M + 2.250%), 04/27/2027	3,084,608	0.6
437,333	(2)	Commonbond Student Loan Trust 2016-A B, 4.000%, 05/25/2040	440,105	0.1
1,441,243	(2)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,465,720	0.3
891,530	(2)	Commonbond Student Loan Trust 2017-AGS C, 5.280%, 05/25/2041	926,987	0.2
1,215,192	(2)	Commonbond Student Loan Trust 2017-BGS C, 4.440%, 09/25/2042	1,203,673	0.2
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
250,000	(2)	Commonbond Student Loan Trust 2018-BGS C, 4.120%, 09/25/2045	$251,817	0.0
2,500,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 3.191%, (US0001M + 0.705%), 09/25/2035	2,423,439	0.4
3,000,000	(2)	Cumberland Park CLO Ltd. 2015-2A DR, 5.461%, (US0003M + 2.700%), 07/20/2028	2,960,631	0.5
1,118,375	(2)	Domino’s Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	1,155,583	0.2
500,000	(2)	Dorchester Park CLO Ltd. 2015-1A DR, 5.161%, (US0003M + 2.400%), 04/20/2028	482,423	0.1
971,356	(1)(2)	DRB Prime Student Loan Trust 2017-A B, 3.100%, 05/27/2042	964,301	0.2
1,565,000	(2)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.787%, (US0003M + 3.000%), 10/15/2027	1,546,195	0.3
259,624	(2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	252,134	0.0
676,535	(1)(2)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	688,328	0.1
374,458	(2)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	378,163	0.1
923,459	(2)	Earnest Student Loan Program, LLC 2016-D B, 3.800%, 01/25/2041	927,569	0.2
882,307	(2)	Earnest Student Loan Program, LLC 2016-D C, 4.390%, 01/25/2041	877,695	0.2
735,936	(2)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	723,028	0.1
600,000	(2)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	598,268	0.1
1,488,750	(2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	1,543,067	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
1,000,000	(2)	Flatiron CLO 2013-1A D Ltd., 7.673%, (US0003M + 4.900%), 01/17/2026	$978,844	0.2
2,650,000	(2)	Galaxy XXIX CLO Ltd. 2018-29A D, 5.084%, (US0003M + 2.400%), 11/15/2026	2,591,496	0.5
3,424,789		GSAA Home Equity Trust 2006-14 A3A, 2.736%, (US0001M + 0.250%), 09/25/2036	1,905,009	0.4
1,946,440	(1)	GSAA Home Equity Trust 2006-4 4A3, 4.191%, 03/25/2036	1,597,025	0.3
1,261,830		GSAA Home Equity Trust 2007-1 1A1, 2.566%, (US0001M + 0.080%), 02/25/2037	644,006	0.1
990,817	(2)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	1,034,595	0.2
2,932,778	(2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	3,018,325	0.6
1,500,000	(2)	Home Partners of America 2018-1 E Trust, 4.332%, (US0001M + 1.850%), 07/17/2037	1,494,303	0.3
2,463,000	(2)	Invitation Homes 2018-SFR1 D Trust, 3.932%, (US0001M + 1.450%), 03/17/2037	2,459,158	0.5
750,000	(2)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	789,322	0.1
114,022		JP Morgan Mortgage Acquisition Trust 2007-CH5 A4, 2.646%, (US0001M + 0.160%), 06/25/2036	114,116	0.0
850,000	(2)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	861,485	0.2
2,000,000	(2)	LCM XIV L.P. 14A CR, 4.611%, (US0003M + 1.850%), 07/20/2031	1,924,254	0.4
750,000	(2)	LCM XX L.P. 20A-DR, 5.561%, (US0003M + 2.800%), 10/20/2027	738,516	0.1
1,550,000	(2)	LCM XXII Ltd. 22A CR, 5.561%, (US0003M + 2.800%), 10/20/2028	1,513,130	0.3
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
979,030	(2)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	$1,047,798	0.2
2,500,000	(2)	Madison Park Funding XIII Ltd. 2014-13A DR2, 5.611%, (US0003M + 2.850%), 04/19/2030	2,450,855	0.4
2,000,000	(2)	Madison Park Funding XXXII Ltd. 2018-32A C, 5.617%, (US0003M + 2.900%), 01/22/2031	2,000,282	0.4
1,000,000	(2)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,025,058	0.2
1,000,000	(1)(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	971,267	0.2
1,195,330	(1)(2)	Mill City Mortgage Loan Trust 2017-3 M2, 3.250%, 01/25/2061	1,160,429	0.2
1,800,000	(1)(2)	Mill City Mortgage Trust 2015-2 B2, 3.872%, 09/25/2057	1,785,154	0.3
2,422,895	(2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,436,396	0.5
2,245,317	(2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	2,278,389	0.4
2,000,000	(2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,985,226	0.4
1,062,336	(2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,059,960	0.2
1,407,388	(2)	Mosaic Solar Loans 2017-2A C, 2.000%, 06/22/2043	1,316,332	0.2
1,650,000	(2)	Neuberger Berman CLO XVI-S Ltd. 2017-16SA D, 5.287%, (US0003M + 2.500%), 01/15/2028	1,607,282	0.3
3,000,000	(2)(8)	Neuberger Berman CLO XXI Ltd. 2016-21A ER, 7.961%, (US0003M + 5.200%), 04/20/2027	2,846,994	0.5
475,000	(2)	OHA Credit Partners IX Ltd 2013-9A DR, 6.061%, (US0003M + 3.300%), 10/20/2025	475,454	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
1,300,000	(2)	Palmer Square CLO 2014-1A BR2 Ltd., 4.623%, (US0003M + 1.850%), 01/17/2031	$1,246,374	0.2
2,900,000	(2)	Palmer Square Loan Funding 2017-1A D Ltd., 7.637%, (US0003M + 4.850%), 10/15/2025	2,860,427	0.5
2,750,000	(2)	Palmer Square Loan Funding 2018-1A D Ltd., 6.737%, (US0003M + 3.950%), 04/15/2026	2,594,839	0.5
2,500,000	(2)	Palmer Square Loan Funding 2018-1A E Ltd., 8.687%, (US0003M + 5.900%), 04/15/2026	2,201,075	0.4
3,000,000	(2)	Palmer Square Loan Funding 2018-4 D Ltd., 6.934%, (US0003M + 4.250%), 11/15/2026	2,900,316	0.6
2,089,500	(2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	2,128,142	0.4
2,000,000	(2)	Progress Residential 2018-SFR1 E Trust, 4.380%, 03/17/2035	2,008,593	0.4
2,147,000	(2)	Recette CLO Ltd. 2015-1A DR, 5.511%, (US0003M + 2.750%), 10/20/2027	2,119,130	0.4
1,950,000	(2)	Recette Clo Ltd. 2015-1A E, 8.461%, (US0003M + 5.700%), 10/20/2027	1,910,830	0.3
2,050,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	2,057,148	0.4
2,700,000	(2)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,699,617	0.5
2,623,000	(2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,490,416	0.4
1,000,000	(2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	969,409	0.2
5,000,000	(1)(2)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	5,111,743	0.9
1,600,000	(1)(2)	Sofi Consumer Loan Program 2016-5 B LLC, 4.550%, 09/25/2028	1,641,367	0.3
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
900,000	(2)	Sofi Consumer Loan Program 2017-5 B LLC, 3.690%, 09/25/2026	$908,277	0.2
1,000,000	(2)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,005,206	0.2
1,900,000	(2)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	1,902,955	0.4
850,000	(2)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	862,369	0.2
2,800,000	(2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,843,226	0.5
1,100,000	(2)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	1,129,839	0.2
1,500,000	(2)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	1,545,596	0.3
653,859	(2)	SoFi Professional Loan Program 2015-B B, 3.520%, 03/25/2036	650,574	0.1
756,231	(2)	SoFi Professional Loan Program 2015-C B LLC, 3.580%, 08/25/2036	756,902	0.1
373,533	(2)	SoFi Professional Loan Program 2015-D B, 3.590%, 10/26/2037	375,424	0.1
1,600,000	(2)	SoFi Professional Loan Program 2016-B B, 3.800%, 04/25/2037	1,628,531	0.3
3,265,000	(1)(2)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	3,358,529	0.6
1,525,000	(1)(2)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,568,123	0.3
1,250,000	(1)(2)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,272,196	0.2
1,250,000	(2)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	1,256,766	0.2
1,000,000	(2)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,018,031	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
4,000,000	(2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	$4,013,452	0.7
2,000,000	(2)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	2,044,690	0.4
1,000,000	(2)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,023,185	0.2
70,394	(2)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	70,401	0.0
541,868		Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5 A4, 2.656%, (US0001M + 0.170%), 12/25/2036	529,232	0.1
2,000,000	(2)	TES 2017-2A B LLC, 6.990%, 02/20/2048	2,087,899	0.4
1,100,000	(2)	TES LLC 2017-1A B, 7.740%, 10/20/2047	1,142,980	0.2
800,000	(2)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	799,499	0.2
1,200,000	(2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,213,553	0.2
2,000,000	(2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.730%, (US0003M + 1.950%), 07/18/2031	1,928,536	0.4
1,100,000	(1)(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.538%, 11/25/2057	1,168,014	0.2
1,200,000	(1)(2)	Towd Point Mortgage Trust 2017-2 M1, 3.750%, 04/25/2057	1,209,838	0.2
500,000	(1)(2)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	462,995	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States (continued)
2,200,000	(1)(2)	Towd Point Mortgage Trust 2018-1 B1, 3.969%, 01/25/2058	$2,161,061	0.4
3,500,000	(2)	Venture XX CLO Ltd. 2015-20A CR, 4.687%, (US0003M + 1.900%), 04/15/2027	3,446,027	0.6
961,667		WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 2.656%, (US0001M + 0.170%), 07/25/2047	673,073	0.1
2,636,302		Other Securities	2,707,188	0.5
			174,551,338	32.2
		Total Asset-Backed Securities (Cost $175,711,182)	175,567,966	32.4
		Total Long-Term Investments (Cost $502,367,888)	508,876,800	93.9
SHORT-TERM INVESTMENTS: 5.9%
		Commercial Paper: 5.9%
400,000		Autozone, Inc., 3.240%, 04/10/2019	399,645	0.1
3,556,000		CVS Health Corp., 7.850%, 04/01/2019	3,555,235	0.7
4,000,000		DuPont Energy, 3.970%, 04/04/2019	3,998,261	0.7
3,973,000		Eaton Corp., 4.470%, 04/03/2019	3,971,541	0.7
5,000,000		Enterprise Products, 3.760%, 04/05/2019	4,997,424	0.9
4,000,000		General Mills, Inc., 4.470%, 04/03/2019	3,998,531	0.8
1,000,000		Johnson Controls, 8.030%, 04/01/2019	999,780	0.2
5,827,000		Kroger Co., 7.770%, 04/01/2019	5,825,759	1.1
4,000,000		Whirlpool Corp., 3.230%, 04/10/2019	3,996,468	0.7
			31,742,644	5.9

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Share			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
		Mutual Funds: 0.0%
211,000	(9)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350% (Cost $211,000)	$211,000	0.0
		Total Short-Term Investments (Cost $31,960,555)	31,953,644	5.9
		Total Investments in Securities (Cost $534,328,443)	$540,830,444	99.8
		Assets in Excess of Other Liabilities	1,148,313	0.2
		Net Assets	$541,978,757	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Variable rate security. Rate shown is the rate in effect as of March 31, 2019.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.

(6)
Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(7)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2019.

(8)
Settlement is on a when-issued or delayed-delivery basis.

(9)
Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:
12MTA           12-month Treasury Average
US0001M       1-month LIBOR
US0003M       3-month LIBOR
Sector Diversification	Percentage of Net Assets
Commercial Mortgage-Backed Securities	33.6%
Collateralized Mortgage Obligations	27.9
Other Asset-Backed Securities	23.7
Student Loan Asset-Backed Securities	6.1
Automobile Asset-Backed Securities	1.5
Home Equity Asset-Backed Securities	1.1
Short-Term Investments	5.9
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$147,823,524	$3,132,856	$150,956,380
Commercial Mortgage-Backed Securities	—	182,352,454	—	182,352,454
Asset-Backed Securities	—	175,567,966	—	175,567,966
Short-Term Investments	211,000	31,742,644	—	31,953,644
Total Investments, at fair value	$211,000	$537,486,588	$3,132,856	$540,830,444
Other Financial Instruments+
Futures	1,600,172	—	—	1,600,172
Total Assets	$1,811,172	$537,486,588	$3,132,856	$542,430,616

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at March 31, 2019
Liabilities Table
Other Financial Instruments+
Futures	$(1,392,037)	$—	$—	$(1,392,037)
Total Liabilities	$(1,392,037)	$—	$—	$(1,392,037)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At March 31, 2019, the following futures contracts were outstanding for Voya Securitized Credit Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury Long Bond	102	06/19/19	$15,264,938	$402,695
U.S. Treasury Ultra 10-Year Note	276	06/19/19	36,647,625	786,081
U.S. Treasury Ultra Long Bond	64	06/19/19	10,752,000	411,396
			$62,664,563	$1,600,172
Short Contracts:
U.S. Treasury 10-Year Note	(115)	06/19/19	(14,285,156)	(214,266)
U.S. Treasury 2-Year Note	(437)	06/28/19	(93,121,969)	(258,413)
U.S. Treasury 5-Year Note	(839)	06/28/19	(97,179,797)	(919,358)
			$(204,586,922)	$(1,392,037)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of March 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$1,600,172
Total Asset Derivatives		$1,600,172
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$1,392,037
Total Liability Derivatives		$1,392,037

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$291,850
Total	$291,850

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Securitized Credit Fund	as of March 31, 2019 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(868,341)
Total	$(868,341)

At March 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:
Cost for federal income tax purposes was $534,545,274.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,397,408
Gross Unrealized Depreciation	(6,904,103)
Net Unrealized Appreciation	$6,493,305

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended March 31, 2019 were as follows:
Fund Name	Type	Per Share Amount
Voya Emerging Markets Corporate Debt Fund
Class P	NII	$0.4925
Voya Emerging Markets Hard Currency Debt Fund
Class A	NII	$0.3799
Class I	NII	$0.4046
Class P	NII	$0.4772
Class W	NII	$0.4043
Voya Emerging Markets Local Currency Debt Fund
Class P	NII	$0.0634
Class P	ROC	$0.2698
Voya Securitized Credit Fund
Class A	NII	$0.4544
Class I	NII	$0.4851
Class P	NII	$0.5542
Class W	NII	$0.4781
All Classes	STCG	$0.0117
All Classes	ROC	$0.0080

NII – Net investment income
STCG – Short-term capital gain
ROC – Return of capital
Pursuant to Internal Revenue Code Section 871(k)(1), Voya Securitized Credit Fund designates 98.01% of net investment income distributions as interest-related dividends.
Voya Securitized Credit Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	July 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	150	Dentaquest, (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Trustee	January 2014 – Present May 2007 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	150	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2007 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	150	Wisconsin Energy Corporation (June 2006 – Present); The Royce Fund (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 69	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	150	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Trustee	May 2013 – Present	Retired.	150	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	150	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	May 2007 – Present	Consultant (May 2001 – Present).	150	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	October 2015 – Present	Retired.	150	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Trustee	May 2007 – Present	Retired.	150	None.
Trustee who is an “interested person”:
Dina Santoro (3) 230 Park Avenue New York, New York 10169 Age: 46	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of April 30, 2019.

(3)
Effective July 10, 2018, Ms. Santoro was appointed to the Board of Trustees and is deemed to be an “interested person” of the Trust as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003 – September 2014).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 46	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 69	Executive Vice President Chief Investment Risk Officer	March 2007 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 61	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	March 2007 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2007 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2007 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018); Assistant Vice President, Voya Investment Management (March 2011 – March 2014).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	March 2007 – Present	Senior Vice President and Secretary of Voya Investments, LLC (December 2018 – Present) and Voya Funds Services, LLC (March 2010 – Present); Managing Director and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2019 – Present). Formerly, Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – February 2019).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	March 2007 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Trustees (“Board”) of Voya Separate Portfolios Trust (the “Trust”), including a majority of the Independent Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya Securitized Credit Fund, each a series of the Trust (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Fund’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. The Board considered that, while the Funds do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature,

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each
Fund’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s more recent performance, asset levels and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Emerging Markets Corporate Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Corporate Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the third quintile for the three-year period, and the fourth quintile for the year-to-date and one-year periods; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the impact of security selection and sector allocation on the Fund’s performance; and (2) management’s discussion of the Fund’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Hard Currency Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Hard Currency Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the three-year period, the third quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period; and (2) the Fund outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Local Currency Debt Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Local Currency Debt Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the third quintile of its Morningstar category for the year-to-date and one-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the five-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed. In analyzing this performance data, the Board took into account: (1) the Sub-Adviser’s analysis of factors unique to the Fund that may have affected its performance, including its defensive positioning during certain periods; and (2) management’s representations regarding the competitiveness of the Fund’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is equal to the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Securitized Credit Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Securitized Credit Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for all periods presented; and (2) the Fund outperformed its primary benchmark for the all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the
Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is equal to the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
167539         (0319-052319)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $108,825 for the year ended March 31, 2019 and $117,025 for the year ended March 31, 2018.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $13,500 for the year ended March 31, 2019 and $13,500 for the year ended March 31, 2018.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $42,094 for the year ended March 31, 2019 and $42,232 for the year ended March 31, 2018. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended March 31, 2019 and $0 for the year ended March 31, 2018.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2018

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee [1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed
$5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee [2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year- end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre- Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2019 through December 31, 2019

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	√	√	Not to exceed $5,700 per Fund during the Pre-
Approval
Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.			Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:     January 1, 2019 to December 31, 2019

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended March 31, 2019 and March 31, 2018; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2019	2018
Voya Separate Portfolios Trust	$55,594	$55,732
Voya Investments, LLC (1)	$72,250	$74,750

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Voya Separate Portfolios Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, Voya Investment Grade Credit Fund, and Voya Securitized Credit Fund (the Funds), each a series of Voya Separate Portfolios Trust, including the summary portfolios of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the financial statements), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of March 31, 2019 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

May 23, 2019

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 91.0%
		Basic Materials: 4.5%
500,000	(1)	Anglo American Capital PLC, 3.750%, 04/10/2022	501,627	0.3
800,000	(1)	Anglo American Capital PLC, 4.875%, 05/14/2025	833,434	0.6
620,000		ArcelorMittal, 4.550%, 03/11/2026	635,010	0.4
350,000		BHP Billiton Finance USA Ltd., 3.250%, 11/21/2021	355,298	0.2
275,000		BHP Billiton Finance USA Ltd., 5.000%, 09/30/2043	324,112	0.2
600,000	(1),(2)	BHP Billiton Finance USA Ltd., 6.250%, 10/19/2075	626,115	0.4
470,000	(1)	Dow Chemical Co/The, 5.550%, 11/30/2048	529,284	0.4
510,000		DowDuPont, Inc., 3.794%, (US0003M + 1.110%), 11/15/2023	511,883	0.4
548,000		DowDuPont, Inc., 5.319%, 11/15/2038	611,082	0.4
346,000		DowDuPont, Inc., 5.419%, 11/15/2048	393,423	0.3
883,000		Huntsman International LLC, 4.500%, 05/01/2029	880,764	0.6
180,000		International Paper Co., 4.350%, 08/15/2048	168,610	0.1
180,000		International Paper Co., 4.400%, 08/15/2047	169,166	0.1
200,000	(1)	Syngenta Finance NV, 5.182%, 04/24/2028	203,628	0.1
			6,743,436	4.5

		Communications: 7.1%
350,000		Alibaba Group Holding Ltd, 4.200%, 12/06/2047	343,687	0.2
460,000		AT&T, Inc., 4.350%, 03/01/2029	470,513	0.3
144,000		AT&T, Inc., 4.750%, 05/15/2046	141,495	0.1
106,000		AT&T, Inc., 4.800%, 06/15/2044	104,413	0.1
186,000		AT&T, Inc., 4.850%, 03/01/2039	187,315	0.1
1,068,000		AT&T, Inc., 4.900%, 08/15/2037	1,081,518	0.7
882,000		AT&T, Inc., 5.250%, 03/01/2037	930,981	0.6
169,000		AT&T, Inc., 5.300%, 08/15/2058	171,792	0.1
17,000		AT&T, Inc., 5.350%, 09/01/2040	17,916	0.0
651,000		CBS Corp., 5.500%, 05/15/2033	711,784	0.5
156,000		Comcast Corp., 3.400%, 07/15/2046	138,706	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
470,000		Comcast Corp., 3.450%, 10/01/2021	$479,576	0.3
375,000		Comcast Corp., 3.900%, 03/01/2038	369,622	0.2
262,000		Comcast Corp., 4.250%, 01/15/2033	277,480	0.2
662,000		Comcast Corp., 4.600%, 10/15/2038	710,938	0.5
308,000		Comcast Corp., 4.950%, 10/15/2058	340,857	0.2
380,000		Comcast Corp., 5.650%, 06/15/2035	447,677	0.3
207,000		Discovery Communications LLC, 5.000%, 09/20/2037	201,855	0.1
191,000	(1)	Fox Corp., 5.476%, 01/25/2039	212,202	0.1
84,000	(1)	Fox Corp., 5.576%, 01/25/2049	95,197	0.1
203,000		Interpublic Group of Cos, Inc./The, 4.650%, 10/01/2028	211,723	0.1
192,000		Interpublic Group of Cos, Inc./The, 5.400%, 10/01/2048	195,521	0.1
190,000		Verizon Communications, Inc., 3.850%, 11/01/2042	179,968	0.1
256,000		Verizon Communications, Inc., 4.500%, 08/10/2033	271,465	0.2
75,000		Verizon Communications, Inc., 4.522%, 09/15/2048	77,193	0.1
374,000		Verizon Communications, Inc., 4.812%, 03/15/2039	402,809	0.3
639,000		Verizon Communications, Inc., 5.250%, 03/16/2037	721,456	0.5
317,000		Viacom, Inc., 4.375%, 03/15/2043	285,030	0.2
137,000		Viacom, Inc., 5.850%, 09/01/2043	149,245	0.1
339,000	(1)	Walt Disney Co/The, 4.750%, 11/15/2046	395,103	0.3
286,000	(1)	Walt Disney Co/The, 6.550%, 03/15/2033	379,584	0.3
			10,704,621	7.1

		Consumer, Cyclical: 6.5%
78,977		American Airlines 2014-1 Class B Pass Through Trust, 4.375%, 04/01/2024	79,479	0.1
243,300		American Airlines 2015-2 Class B Pass Through Trust, 4.400%, 03/22/2025	245,526	0.2

See Accompanying Notes to Financial Statements

1

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
321,427		American Airlines 2016-1 Class AA Pass Through Trust, 3.575%, 07/15/2029	$323,931	0.2
149,684		American Airlines 2016-1 Class B Pass Through Trust, 5.250%, 07/15/2025	154,722	0.1
168,649		American Airlines 2016-3 Class B Pass Through Trust, 3.750%, 04/15/2027	165,609	0.1
241,353		American Airlines 2017-1 Class B Pass Through Trust, 4.950%, 08/15/2026	248,811	0.2
44,256		Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 10/11/2021	45,053	0.0
204,441		Continental Airlines 2012-2 Class B Pass Through Trust, 5.500%, 04/29/2022	208,336	0.1
600,000	(1)	Daimler Finance North America LLC, 3.750%, 11/05/2021	610,808	0.4
348,964		Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	359,252	0.3
360,000		Delta Air Lines, Inc., 4.375%, 04/19/2028	353,381	0.2
300,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/2021	295,852	0.2
650,000		Ford Motor Credit Co. LLC, 3.470%, 04/05/2021	643,773	0.4
200,000		Ford Motor Credit Co. LLC, 4.250%, 09/20/2022	198,868	0.1
215,000		General Motors Co., 5.150%, 04/01/2038	197,065	0.1
150,000		General Motors Co., 5.950%, 04/01/2049	145,549	0.1
100,000		General Motors Co., 6.750%, 04/01/2046	104,418	0.1
370,000		General Motors Financial Co., Inc., 3.150%, 06/30/2022	366,618	0.3
232,000		Home Depot, Inc./The, 4.500%, 12/06/2048	257,992	0.2
500,000	(1)	Nissan Motor Acceptance Corp., 3.650%, 09/21/2021	502,927	0.3
640,000	(1)	Toyota Industries Corp., 3.110%, 03/12/2022	646,231	0.4
343,378		United Airlines 2013-1 Class B Pass Through Trust, 5.375%, 02/15/2023	353,444	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
114,331		United Airlines 2014-2 Class B Pass Through Trust, 4.625%, 03/03/2024	$116,212	0.1
591,185		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/2030	579,734	0.4
329,168		United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	325,374	0.2
475,000		United Airlines 2019-1 Class AA Pass Through Trust, 4.150%, 02/25/2033	493,103	0.3
258,730		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 12/03/2026	270,503	0.2
223,978		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 12/03/2022	235,518	0.2
334,296		US Airways 2013-1 Class B Pass Through Trust, 5.375%, 05/15/2023	345,339	0.2
368,000		Walmart, Inc., 3.950%, 06/28/2038	387,932	0.3
186,000		Walmart, Inc., 4.050%, 06/29/2048	198,626	0.1
170,000		WW Grainger, Inc., 4.200%, 05/15/2047	172,549	0.1
165,000		WW Grainger, Inc., 3.750%, 05/15/2046	154,090	0.1
			9,786,625	6.5

		Consumer, Non-cyclical: 14.2%
728,000		AbbVie, Inc., 3.200%, 05/14/2026	709,065	0.5
537,000		AbbVie, Inc., 3.600%, 05/14/2025	539,037	0.4
95,000		AbbVie, Inc., 4.450%, 05/14/2046	88,541	0.1
360,000		Aetna, Inc., 2.800%, 06/15/2023	353,896	0.2
168,000		Aetna, Inc., 4.500%, 05/15/2042	159,532	0.1
405,000		Altria Group, Inc., 4.800%, 02/14/2029	418,299	0.3
261,000		AmerisourceBergen Corp., 4.300%, 12/15/2047	238,627	0.2
725,000	(1)	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	729,689	0.5
344,000		Anheuser-Busch InBev Worldwide, Inc., 4.375%, 04/15/2038	331,195	0.2
207,000		Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/2048	195,433	0.1

See Accompanying Notes to Financial Statements

2

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
257,000		Anheuser-Busch InBev Worldwide, Inc., 4.900%, 01/23/2031	$277,283	0.2
272,000		Anheuser-Busch InBev Worldwide, Inc., 5.550%, 01/23/2049	299,470	0.2
138,000		Anthem, Inc., 4.625%, 05/15/2042	142,912	0.1
285,000		Anthem, Inc., 5.100%, 01/15/2044	312,256	0.2
312,000		Becton Dickinson and Co., 3.363%, 06/06/2024	312,561	0.2
286,000		Boston Scientific Corp., 4.000%, 03/01/2029	295,512	0.2
275,000		Boston Scientific Corp., 4.700%, 03/01/2049	293,476	0.2
100,000		Cardinal Health, Inc., 3.079%, 06/15/2024	97,721	0.1
161,000		Cardinal Health, Inc., 4.900%, 09/15/2045	153,913	0.1
378,000		Celgene Corp., 3.875%, 08/15/2025	388,387	0.3
568,000		Celgene Corp., 4.550%, 02/20/2048	579,294	0.4
207,000		Celgene Corp., 5.000%, 08/15/2045	217,928	0.1
804,000	(1)	Cigna Corp., 4.800%, 08/15/2038	827,821	0.5
507,000	(1)	Cigna Corp., 4.900%, 12/15/2048	525,476	0.3
920,000		CVS Health Corp., 4.780%, 03/25/2038	913,753	0.6
856,000		CVS Health Corp., 5.050%, 03/25/2048	864,093	0.6
225,000		Eli Lilly & Co., 3.875%, 03/15/2039	231,157	0.2
237,000		General Mills, Inc., 4.550%, 04/17/2038	235,376	0.2
285,000	(3)	General Mills, Inc., 4.700%, 04/17/2048	285,847	0.2
700,000		Gilead Sciences, Inc., 4.400%, 12/01/2021	727,849	0.5
185,000		HCA, Inc., 5.250%, 04/15/2025	198,562	0.1
153,000		Johnson & Johnson, 3.400%, 01/15/2038	150,609	0.1
333,000		Johnson & Johnson, 3.500%, 01/15/2048	326,583	0.2
333,000		Johnson & Johnson, 4.375%, 12/05/2033	374,592	0.2
570,000	(1)	Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	586,865	0.4
446,000	(1)	Keurig Dr Pepper, Inc., 4.597%, 05/25/2028	465,405	0.3
968,000	(1)	Kraft Heinz Foods Co., 4.875%, 02/15/2025	990,801	0.7
257,000		Kraft Heinz Foods Co., 5.000%, 07/15/2035	253,038	0.2
84,000		Kroger Co., 3.875%, 10/15/2046	70,146	0.0
74,000		Kroger Co/The, 4.000%, 02/01/2024	76,510	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
168,000		Kroger Co/The, 4.500%, 01/15/2029	$172,160	0.1
185,000	(1)	Mars, Inc., 3.875%, 04/01/2039	186,820	0.1
370,000	(1)	Mars, Inc., 3.950%, 04/01/2049	376,870	0.3
462,000		McKesson Corp., 4.750%, 05/30/2029	483,649	0.3
783,000		Merck & Co., Inc., 3.400%, 03/07/2029	805,092	0.5
370,000		Molson Coors Brewing Co., 3.000%, 07/15/2026	350,798	0.2
659,000		Mylan, Inc., 4.550%, 04/15/2028	641,893	0.4
200,000		Pfizer, Inc., 4.000%, 12/15/2036	207,913	0.1
910,000		Pfizer, Inc., 3.450%, 03/15/2029	935,330	0.6
250,000		Pfizer, Inc., 3.900%, 03/15/2039	256,822	0.2
531,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/2021	525,184	0.3
300,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	290,380	0.2
650,000	(1)	Takeda Pharmaceutical Co. Ltd., 5.000%, 11/26/2028	705,908	0.5
200,000		UnitedHealth Group, Inc., 4.450%, 12/15/2048	218,132	0.1
			21,395,461	14.2

		Energy: 9.2%
250,000		Apache Corp., 4.375%, 10/15/2028	252,327	0.2
250,000		Apache Corp., 5.250%, 02/01/2042	252,806	0.2
650,000		BP Capital Markets America, Inc., 3.410%, 02/11/2026	664,382	0.4
439,000		BP Capital Markets America, Inc., 3.937%, 09/21/2028	460,781	0.3
645,000		BP Capital Markets America, Inc., 4.234%, 11/06/2028	691,118	0.5
650,000		Buckeye Partners L.P., 4.125%, 12/01/2027	622,115	0.4
245,000		Cenovus Energy, Inc., 4.450%, 09/15/2042	217,470	0.1
233,000		Cenovus Energy, Inc., 5.250%, 06/15/2037	231,849	0.1
400,000		Cimarex Energy Co., 3.900%, 05/15/2027	399,611	0.3
250,000		Continental Resources, Inc./OK, 5.000%, 09/15/2022	252,145	0.2

 See Accompanying Notes to Financial Statements

3

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
400,000		Energy Transfer Operating L.P., 5.300%, 04/15/2047	$394,880	0.3
344,000		Enterprise Products Operating LLC, 4.150%, 10/16/2028	362,616	0.2
468,000	(2)	Enterprise Products Operating LLC, 5.375%, 02/15/2078	418,170	0.3
215,000	(1)	Marathon Petroleum Corp., 3.800%, 04/01/2028	213,271	0.1
372,000	(1)	Marathon Petroleum Corp., 4.500%, 04/01/2048	358,273	0.2
236,000		MPLX L.P., 4.000%, 02/15/2025	240,738	0.2
366,000		MPLX L.P., 4.000%, 03/15/2028	364,240	0.2
160,000		MPLX L.P., 4.800%, 02/15/2029	168,667	0.1
382,000		MPLX L.P., 5.200%, 03/01/2047	388,888	0.3
474,000		Newfield Exploration Co., 5.625%, 07/01/2024	518,460	0.3
295,000		Noble Energy, Inc., 3.850%, 01/15/2028	291,135	0.2
440,000		ONEOK, Inc., 4.000%, 07/13/2027	441,643	0.3
431,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	430,069	0.3
530,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	553,020	0.4
700,000	(1)	Schlumberger Investment SA, 2.400%, 08/01/2022	693,209	0.5
484,000		Shell International Finance BV, 4.000%, 05/10/2046	505,729	0.3
201,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	206,974	0.1
411,000		Sunoco Logistics Partners Operations L.P., 5.400%, 10/01/2047	410,734	0.3
700,000		Valero Energy Corp., 4.000%, 04/01/2029	706,036	0.5
160,000		Western Midstream Operating L.P., 4.500%, 03/01/2028	158,957	0.1
297,000		Western Midstream Operating L.P., 5.300%, 03/01/2048	282,183	0.2
435,000		Williams Cos, Inc./The, 4.550%, 06/24/2024	459,669	0.3
677,000		Williams Partners L.P., 3.600%, 03/15/2022	686,987	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
579,000		Williams Partners L.P., 4.500%, 11/15/2023	$608,342	0.4
			13,907,494	9.2

		Financial: 30.3%
463,000		American International Group, Inc., 4.500%, 07/16/2044	444,856	0.3
146,000		American International Group, Inc., 4.700%, 07/10/2035	146,820	0.1
905,000		American Campus Communities Operating Partnership L.P., 3.350%, 10/01/2020	908,771	0.6
775,000	(1)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	776,416	0.5
585,000	(2)	Assurant, Inc., 7.000%, 03/27/2048	587,062	0.4
807,000		Bank of America Corp., 3.248%, 10/21/2027	791,573	0.5
579,000	(2)	Bank of America Corp., 3.419%, 12/20/2028	567,205	0.4
563,000	(2)	Bank of America Corp., 3.864%, 07/23/2024	578,840	0.4
2,244,000	(2)	Bank of America Corp., 3.974%, 02/07/2030	2,291,419	1.5
445,000		Bank of America Corp., 4.183%, 11/25/2027	452,988	0.3
200,000		Bank of America Corp., 4.000%, 04/01/2024	208,353	0.1
355,000		Bank of America Corp., 4.200%, 08/26/2024	367,836	0.2
536,000		Bank of America Corp., 4.250%, 10/22/2026	551,609	0.4
430,000	(2)	Bank of America Corp., 4.271%, 07/23/2029	448,531	0.3
170,000	(2)	Bank of America Corp., 4.330%, 03/15/2050	175,758	0.1
609,000		Bank of America Corp., 4.450%, 03/03/2026	635,607	0.4
470,000	(2)	Bank of America NA, 3.335%, 01/25/2023	476,217	0.3
353,000	(1)	Barclays Bank PLC, 10.179%, 06/12/2021	399,794	0.3
604,000	(2)	Barclays PLC, 7.750%, 12/31/2199	605,380	0.4
260,000	(2)	Barclays PLC, 4.610%, 02/15/2023	265,824	0.2
640,000		BB&T Corp., 3.875%, 03/19/2029	648,453	0.4
1,200,000		Berkshire Hathaway Finance Corp., 4.250%, 01/15/2049	1,259,000	0.8
1,020,000	(1)	BPCE S.A., 4.625%, 07/11/2024	1,040,844	0.7
1,005,000		Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	1,002,139	0.7
1,185,000		Citigroup, Inc., 2.900%, 12/08/2021	1,184,777	0.8
843,000		Citigroup, Inc., 4.450%, 09/29/2027	867,994	0.6

See Accompanying Notes to Financial Statements

4

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
450,000	(2)	Citigroup, Inc., 3.980%, 03/20/2030	$458,880	0.3
430,000		CNO Financial Group, Inc., 5.250%, 05/30/2025	446,394	0.3
750,000		Cooperatieve Rabobank UA/NY, 3.125%, 04/26/2021	753,769	0.5
1,113,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	1,195,017	0.8
410,000	(1),(2)	Credit Suisse Group AG, 7.250%, 12/31/2199	412,142	0.3
220,000	(1)	Danske Bank A/S, 2.800%, 03/10/2021	217,692	0.1
392,000	(1)	Danske Bank A/S, 5.375%, 01/12/2024	408,080	0.3
420,000	(2)	Discover Bank, 4.682%, 08/09/2028	427,264	0.3
195,000		Essex Portfolio L.P., 3.875%, 05/01/2024	199,887	0.1
1,166,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	1,164,058	0.8
393,000		GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020	388,235	0.3
647,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	600,506	0.4
404,000		Goldman Sachs Capital I, 6.345%, 02/15/2034	486,981	0.3
256,000		Goldman Sachs Group, Inc., 6.750%, 10/01/2037	313,752	0.2
500,000	(1),(2)	Harborwalk Funding Trust, 5.077%, 02/15/2069	527,940	0.4
200,000		HCP, Inc., 3.400%, 02/01/2025	199,020	0.1
634,000		Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.150%, 01/23/2030	581,674	0.4
518,000	(2)	JPMorgan Chase & Co., 2.776%, 04/25/2023	515,484	0.3
697,000	(2)	JPMorgan Chase & Co., 3.207%, 04/01/2023	701,881	0.5
95,000		JPMorgan Chase & Co., 3.875%, 09/10/2024	97,507	0.1
269,000	(2)	JPMorgan Chase & Co., 3.882%, 07/24/2038	264,868	0.2
198,000		JPMorgan Chase & Co., 3.900%, 07/15/2025	205,401	0.1
1,409,000	(2)	JPMorgan Chase & Co., 4.023%, 12/05/2024	1,463,445	1.0
210,000	(2)	JPMorgan Chase & Co., 4.032%, 07/24/2048	208,075	0.1
285,000	(2)	JPMorgan Chase & Co., 4.625%, 12/31/2199	265,470	0.2
190,000		Kimco Realty Corp., 4.450%, 09/01/2047	188,230	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
737,000		Marsh & McLennan Cos, Inc., 4.375%, 03/15/2029	$781,510	0.5
860,000		Mitsubishi UFJ Financial Group, Inc., 3.407%, 03/07/2024	872,398	0.6
630,000		Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	655,680	0.4
956,000		Morgan Stanley, 3.700%, 10/23/2024	973,774	0.6
196,000	(2)	Morgan Stanley, 4.457%, 04/22/2039	203,971	0.1
640,000		MUFG Union Bank NA, 3.150%, 04/01/2022	645,816	0.4
350,000	(1),(2)	Nationwide Building Society, 4.125%, 10/18/2032	326,331	0.2
829,000		Old Republic International Corp., 4.875%, 10/01/2024	875,289	0.6
550,000		RenaissanceRe Holdings Ltd., 3.600%, 04/15/2029	541,883	0.4
966,000		Retail Opportunity Investments Partnership L.P., 5.000%, 12/15/2023	986,762	0.7
655,000	(2)	Royal Bank of Scotland Group PLC, 4.269%, 03/22/2025	662,207	0.4
350,000		Selective Insurance Group, Inc., 5.375%, 03/01/2049	361,165	0.2
200,000	(1),(2)	Swiss Re Finance Luxembourg SA, 5.000%, 04/02/2049	202,899	0.1
1,213,000	(2)	Synovus Financial Corp., 5.750%, 12/15/2025	1,231,195	0.8
885,000		UBS AG, 5.125%, 05/15/2024	905,144	0.6
578,000	(1),(2)	UBS Group Funding Switzerland AG, 7.000%, 12/31/2199	587,025	0.4
760,000		US Bank NA/Cincinnati OH, 3.000%, 02/04/2021	765,227	0.5
535,000		Wells Fargo & Co., 4.750%, 12/07/2046	561,217	0.4
2,140,000		Wells Fargo Bank NA, 3.625%, 10/22/2021	2,181,528	1.5
470,000		Welltower, Inc., 4.125%, 03/15/2029	479,989	0.3
477,000		XLIT Ltd., 5.500%, 03/31/2045	528,661	0.4
			45,705,389	30.3

		Industrial: 2.9%
295,000		3M Co., 4.000%, 09/14/2048	309,929	0.2
500,000		Amphenol Corp., 4.350%, 06/01/2029	529,562	0.3

See Accompanying Notes to Financial Statements

5

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
365,000	(1)	Aviation Capital Group LLC, 4.375%, 01/30/2024	$372,326	0.2
200,000		Burlington Northern Santa Fe LLC, 4.900%, 04/01/2044	229,761	0.1
215,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	253,935	0.2
226,000		CSX Corp., 4.650%, 03/01/2068	225,654	0.1
279,000		FedEx Corp., 4.950%, 10/17/2048	288,000	0.2
293,000		General Electric Co., 4.500%, 03/11/2044	268,575	0.2
530,000		John Deere Capital Corp., 2.800%, 01/27/2023	532,574	0.4
279,000		Rockwell Collins, Inc., 4.350%, 04/15/2047	275,841	0.2
140,000		Union Pacific Corp., 3.350%, 08/15/2046	124,056	0.1
85,000		Union Pacific Corp., 3.600%, 09/15/2037	81,618	0.1
170,000		Union Pacific Corp., 3.799%, 10/01/2051	160,179	0.1
140,000		Union Pacific Corp., 4.050%, 11/15/2045	136,697	0.1
185,000		United Parcel Service, Inc., 4.250%, 03/15/2049	193,211	0.1
125,000		United Technologies Corp., 4.450%, 11/16/2038	129,657	0.1
316,000		United Technologies Corp., 4.500%, 06/01/2042	327,335	0.2
			4,438,910	2.9

		Technology: 3.0%
230,000		Apple, Inc., 3.000%, 11/13/2027	228,969	0.2
349,000		Apple, Inc., 3.200%, 05/13/2025	355,690	0.2
110,000		Apple, Inc., 3.850%, 05/04/2043	111,463	0.1
520,000		Apple, Inc., 4.250%, 02/09/2047	556,571	0.4
444,000	(1)	Dell International LLC / EMC Corp., 5.300%, 10/01/2029	447,752	0.3
379,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/2046	458,696	0.3
327,000		Intel Corp., 3.734%, 12/08/2047	330,875	0.2
485,000		Lam Research Corp., 4.875%, 03/15/2049	514,414	0.3
781,000		Microsoft Corp., 3.450%, 08/08/2036	786,066	0.5
698,000		Microsoft Corp., 4.500%, 02/06/2057	805,037	0.5
			4,595,533	3.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities: 13.3%
336,000		Alabama Power Co., 5.700%, 02/15/2033	$400,349	0.3
460,000		Appalachian Power Co., 4.500%, 03/01/2049	481,559	0.3
605,000		Arizona Public Service Co., 3.150%, 05/15/2025	606,787	0.4
170,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	167,249	0.1
555,000		Commonwealth Edison Co., 4.000%, 03/01/2049	568,928	0.4
528,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	563,448	0.4
120,000		DTE Electric Co., 3.950%, 03/01/2049	123,845	0.1
695,000		Duke Energy Carolinas LLC, 2.500%, 03/15/2023	691,243	0.5
544,000		Duke Energy Carolinas LLC, 3.950%, 11/15/2028	580,319	0.4
700,000		Duke Energy Corp., 3.750%, 04/15/2024	722,606	0.5
460,000		Duke Energy Progress LLC, 3.450%, 03/15/2029	471,973	0.3
555,000		Entergy Arkansas LLC, 4.200%, 04/01/2049	575,656	0.4
171,000		Entergy Gulf States Louisiana LLC, 5.590%, 10/01/2024	192,359	0.1
395,000		Entergy Louisiana LLC, 4.950%, 01/15/2045	412,675	0.3
1,059,000		Exelon Corp., 5.150%, 12/01/2020	1,092,187	0.7
125,000		Florida Power & Light Co., 5.625%, 04/01/2034	152,086	0.1
380,000		Georgia Power Co., 4.300%, 03/15/2042	378,630	0.2
785,000		IPALCO Enterprises, Inc., 3.450%, 07/15/2020	785,737	0.5
421,000		IPALCO Enterprises, Inc., 3.700%, 09/01/2024	424,249	0.3
315,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	323,212	0.2
475,000	(1)	Metropolitan Edison Co., 4.300%, 01/15/2029	498,072	0.3
383,000		Mississippi Power Co., 3.950%, 03/30/2028	388,235	0.3
65,000		Mississippi Power Co., 4.250%, 03/15/2042	62,843	0.0
130,000		Mississippi Power Co., 4.750%, 10/15/2041	130,580	0.1
436,000		Nevada Power Co., 3.700%, 05/01/2029	451,412	0.3
535,000		NextEra Energy Capital Holdings, Inc., 3.342%, 09/01/2020	539,162	0.4
1,390,000		NextEra Energy Capital Holdings, Inc., 3.500%, 04/01/2029	1,391,960	0.9

See Accompanying Notes to Financial Statements

6

Voya Investment Grade Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
703,000	NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/2023	$708,198	0.5
9,000	PacifiCorp, 4.150%, 02/15/2050	9,366	0.0
385,000	PacifiCorp, 5.250%, 06/15/2035	439,370	0.3
225,000	Piedmont Natural Gas Co., Inc., 3.640%, 11/01/2046	205,415	0.1
1,057,000	PNM Resources, Inc., 3.250%, 03/09/2021	1,056,924	0.7
755,000	Public Service Co. of New Hampshire, 3.500%, 11/01/2023	780,278	0.5
153,000	(3) SCANA Corp., 4.125%, 02/01/2022	154,989	0.1
1,039,000	Sempra Energy, 3.550%, 06/15/2024	1,040,106	0.7
520,000	Sierra Pacific Power Co., 2.600%, 05/01/2026	500,280	0.3
180,000	South Carolina Electric & Gas Co., 5.300%, 05/15/2033	205,430	0.1
75,000	South Carolina Electric & Gas Co., 6.625%, 02/01/2032	94,791	0.1
329,000	Southern California Edison Co., 4.125%, 03/01/2048	315,886	0.2
263,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/2047	265,236	0.2
170,000	Southern Co. Gas Capital Corp., 5.875%, 03/15/2041	202,592	0.1
300,000	Virginia Electric & Power Co., 4.600%, 12/01/2048	332,272	0.2
542,000	WEC Energy Group, Inc., 3.375%, 06/15/2021	548,702	0.4
		20,037,196	13.3

	Total Corporate Bonds/Notes
	(Cost $134,136,995)	137,314,665	91.0

U.S. TREASURY OBLIGATIONS: 7.4%
	U.S. Treasury Bonds: 1.6%
2,133,900	3.375%, 11/15/2048	2,380,840	1.6

	U.S. Treasury Notes: 5.8%
2,472,000	2.125%, 03/31/2024	2,459,688	1.6
137,400	2.250%, 03/31/2021	137,368	0.1
966,000	2.375%, 03/15/2022	970,623	0.6
–	2.375%, 02/29/2024	–	–
960,000	2.500%, 02/28/2026	971,550	0.7

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes: (continued)
4,151,000	2.625%, 02/15/2029	$4,232,317	2.8
		8,771,546	5.8

	Total U.S. Treasury Obligations
	(Cost $10,965,056)	11,152,386	7.4

	Total Long-Term Investments
	(Cost $145,102,051)	148,467,051	98.4

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateral(4): 0.9%
419,953	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $420,044, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $428,352, due 04/15/19-10/20/68)	419,953	0.3
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	0.6
		1,419,953	0.9

	Total Short-Term Investments
	(Cost $1,419,953)	1,419,953	0.9

	Total Investments in Securities (Cost $146,522,004)	$149,887,004	99.3
	Assets in Excess of Other Liabilities	984,119	0.7
	Net Assets	$150,871,123	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

7

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 92.7%
		Argentina: 3.0%
500,000	(1)	Arcor SAIC, 6.000%, 07/06/2023	483,755	0.5
1,000,000	(1),(2)	Banco Macro SA, 6.750%, 11/04/2026	851,250	0.9
500,000	(1)	YPF SA, 8.500%, 03/23/2021	505,625	0.6
500,000		YPF SA, 8.750%, 04/04/2024	503,750	0.5
500,000	(1)	YPF SA, 8.750%, 04/04/2024	503,750	0.5
			2,848,130	3.0

		Brazil: 8.3%
750,000	(1),(3)	Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	742,695	0.8
750,000	(1)	Banco do Brasil SA/Cayman, 4.750%, 03/20/2024	753,000	0.8
1,000,000	(1)	Banco Safra SA/Cayman Islands, 4.125%, 02/08/2023	993,750	1.0
550,000		Braskem Finance Ltd., 6.450%, 02/03/2024	599,890	0.6
200,000		Braskem Netherlands Finance BV, 4.500%, 01/10/2028	195,200	0.2
250,000		Fibria Overseas Finance Ltd., 5.500%, 01/17/2027	261,815	0.3
725,000		Itau Unibanco Holding SA/Cayman Island, 5.500%, 08/06/2022	754,000	0.8
700,000	(1)	Klabin Finance SA, 4.875%, 09/19/2027	680,750	0.7
300,000	(1)	Minerva Luxembourg SA, 5.875%, 01/19/2028	277,125	0.3
500,000	(1)	Minerva Luxembourg SA, 6.500%, 09/20/2026	498,075	0.5
250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	248,250	0.3
750,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	829,313	0.9
750,000	(1)	St Marys Cement, Inc. Canada, 5.750%, 01/28/2027	801,750	0.8
300,000	(1)	Suzano Austria GmbH, 7.000%, 03/16/2047	335,250	0.3
			7,970,863	8.3

		Chile: 4.8%
800,000	(1),(2)	AES Gener SA, 7.125%, 03/26/2079	819,000	0.8
675,000		Celulosa Arauco y Constitucion SA, 3.875%, 11/02/2027	651,888	0.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Chile: (continued)
200,000		Celulosa Arauco y Constitucion SA, 5.500%, 11/02/2047	198,500	0.2
675,000	(1)	Colbun SA, 3.950%, 10/11/2027	662,772	0.7
600,000	(1)	Inversiones CMPC SA/Cayman Islands Branch, 4.500%, 04/25/2022	615,154	0.6
500,000	(3)	Inversiones CMPC SA, 4.750%, 09/15/2024	518,889	0.5
750,000	(1)	SACI Falabella, 3.750%, 10/30/2027	726,758	0.8
450,000		Telefonica Chile SA, 3.875%, 10/12/2022	456,290	0.5
			4,649,251	4.8

		China: 7.2%
1,500,000	(3)	Bank of China Ltd., 5.000%, 11/13/2024	1,586,328	1.6
1,500,000	(2)	China Construction Bank Corp., 3.875%, 05/13/2025	1,503,484	1.6
350,000		China Evergrande Group, 8.750%, 06/28/2025	332,611	0.3
300,000		China Overseas Finance Cayman II Ltd., 5.500%, 11/10/2020	310,289	0.3
1,000,000		CNAC HK Finbridge Co. Ltd., 4.875%, 03/14/2025	1,054,460	1.1
500,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	539,247	0.6
650,000		CNOOC Finance 2015 USA LLC, 3.500%, 05/05/2025	658,191	0.7
950,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	939,214	1.0
			6,923,824	7.2

		Colombia: 6.7%
1,500,000		Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875%, 04/21/2025	1,559,250	1.6
750,000		Banco de Bogota SA, 4.375%, 08/03/2027	741,570	0.8
1,540,000		Ecopetrol SA, 5.375%, 06/26/2026	1,663,200	1.7
250,000		Ecopetrol SA, 5.875%, 05/28/2045	260,000	0.3
1,025,000	(1)	Millicom International Cellular SA, 5.125%, 01/15/2028	989,125	1.0
700,000		Millicom International Cellular SA, 6.000%, 03/15/2025	720,125	0.7
500,000	(1)	Transportadora de Gas Internacional SA ESP, 5.550%, 11/01/2028	541,875	0.6
			6,475,145	6.7

		France: 0.9%
900,000		Altice Financing SA, 7.500%, 05/15/2026	893,250	0.9

See Accompanying Notes to Financial Statements

8

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Ghana: 0.6%
400,000		Tullow Oil PLC, 6.250%, 04/15/2022	402,900	0.4
200,000		Tullow Oil PLC, 7.000%, 03/01/2025	201,890	0.2
			604,790	0.6

		Hong Kong: 0.2%
200,000		Radiant Access Ltd., 4.600%, 12/31/2199	185,494	0.2

		India: 5.7%
1,000,000	(1)	Bharti Airtel International Netherlands BV, 5.350%, 05/20/2024	1,038,871	1.1
500,000	(1),(3)	Bharti Airtel Ltd., 4.375%, 06/10/2025	493,167	0.5
500,000		ICICI Bank Ltd./Dubai, 3.250%, 09/09/2022	493,957	0.5
2,000,000	(1)	Reliance Industries Ltd, 3.667%, 11/30/2027	1,955,358	2.0
1,000,000	(1),(3)	Vedanta Resources PLC, 6.375%, 07/30/2022	973,950	1.0
600,000		Vedanta Resources PLC, 7.125%, 05/31/2023	589,050	0.6
			5,544,353	5.7

		Indonesia: 2.9%
1,200,000		Pertamina Persero PT, 4.300%, 05/20/2023	1,236,902	1.3
550,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	543,275	0.6
1,000,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	987,773	1.0
			2,767,950	2.9

		Ireland: 0.5%
550,000	(2)	Alfa Bank AO Via Alfa Bond Issuance PLC, 6.950%, 12/31/2199	496,038	0.5

		Israel: 2.6%
500,000	(1)	Israel Electric Corp. Ltd., 4.250%, 08/14/2028	504,202	0.5
500,000		Israel Electric Corp. Ltd., 6.875%, 06/21/2023	558,663	0.6
500,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/2023	446,572	0.5
1,250,000		Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	1,023,201	1.0
			2,532,638	2.6

		Jamaica: 0.9%
263,000		Digicel Ltd., 6.000%, 04/15/2021	220,975	0.2
350,000	(1),(3)	Digicel Ltd., 6.000%, 04/15/2021	294,074	0.3
500,000	(1)	Digicel Ltd., 6.750%, 03/01/2023	323,750	0.4
			838,799	0.9

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Kazakhstan: 2.1%
275,000	(1)	KazMunayGas National Co. JSC, 4.750%, 04/24/2025	284,678	0.3
1,725,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	1,773,024	1.8
			2,057,702	2.1

		Kuwait: 1.0%
1,000,000		Equate Petrochemical BV, 4.250%, 11/03/2026	1,007,250	1.0

		Luxembourg: 0.5%
500,000		Altice Financing SA, 6.625%, 02/15/2023	512,500	0.5

		Malaysia: 1.1%
1,000,000		Petronas Capital Ltd., 3.500%, 03/18/2025	1,019,568	1.1

		Mauritius: 0.7%
700,000		Liquid Telecommunications Financing Plc, 8.500%, 07/13/2022	722,414	0.7

		Mexico: 6.5%
450,000	(1),(2)	Banco Mercantil del Norte SA/Grand Cayman, 7.625%, 12/31/2199	452,250	0.5
500,000		BBVA Bancomer SA/Texas, 6.750%, 09/30/2022	540,705	0.6
250,000		Cemex Finance LLC, 6.000%, 04/01/2024	258,125	0.3
250,000		Cemex SAB de CV, 5.700%, 01/11/2025	256,750	0.3
600,000	(1)	Cemex SAB de CV, 5.700%, 01/11/2025	616,200	0.6
500,000	(1)	Cemex SAB de CV, 7.750%, 04/16/2026	544,840	0.6
750,000	(1)	Credito Real SAB de CV SOFOM ER, 9.500%, 02/07/2026	792,412	0.8
500,000	(1),(2)	Grupo Bimbo SAB de CV, 5.950%, 12/31/2199	516,500	0.5
680,000	(1)	Mexichem SAB de CV, 4.000%, 10/04/2027	661,307	0.7
497,000		Mexico City Airport Trust, 4.250%, 10/31/2026	480,351	0.5
500,000		Petroleos Mexicanos, 6.500%, 03/13/2027	503,355	0.5
625,000	(1)	Sigma Finance Netherlands BV, 4.875%, 03/27/2028	625,756	0.6
			6,248,551	6.5

		Morocco: 1.9%
500,000	(1)	OCP SA, 4.500%, 10/22/2025	496,219	0.5
750,000		OCP SA, 5.625%, 04/25/2024	789,076	0.8
500,000		OCP SA, 6.875%, 04/25/2044	545,956	0.6
			1,831,251	1.9

See Accompanying Notes to Financial Statements

9

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Panama: 1.1%
1,050,000	(1)	Multibank, Inc., 4.375%, 11/09/2022	1,059,188	1.1

		Peru: 3.9%
750,000	(2)	Banco de Credito del Peru/Panama, 6.125%, 04/24/2027	801,570	0.8
500,000	(2)	Banco de Credito del Peru/Panama, 6.875%, 09/16/2026	537,500	0.6
500,000	(1)	Kallpa Generacion SA, 4.125%, 08/16/2027	496,250	0.5
300,000		Inretail Pharma SA, 5.375%, 05/02/2023	312,090	0.3
700,000	(1)	Inretail Pharma SA, 5.375%, 05/02/2023	728,210	0.8
50,000		Southern Copper Corp., 5.250%, 11/08/2042	52,284	0.0
600,000		Southern Copper Corp., 5.875%, 04/23/2045	677,852	0.7
125,000		Southern Copper Corp., 6.750%, 04/16/2040	150,531	0.2
			3,756,287	3.9

		Philippines: 1.2%
1,000,000		Power Sector Assets & Liabilities Management Corp., 7.390%, 12/02/2024	1,206,689	1.2

		Russia: 6.8%
750,000	(1)	Evraz PLC, 5.250%, 04/02/2024	751,597	0.8
500,000		Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/2022	501,560	0.5
1,100,000		Gazprom Neft OAO Via GPN Capital SA, 6.000%, 11/27/2023	1,165,846	1.2
800,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	802,397	0.8
250,000	(1)	Novolipetsk Steel via Steel Funding DAC, 4.000%, 09/21/2024	241,108	0.3
500,000		Novolipetsk Steel via Steel Funding DAC, 4.500%, 06/15/2023	499,284	0.5
500,000		Sberbank of Russia Via SB Capital SA, 5.250%, 05/23/2023	504,188	0.5
1,050,000		VEON Holdings BV, 4.950%, 06/16/2024	1,043,028	1.1
1,000,000		VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/2022	1,033,025	1.1
			6,542,033	6.8

		Saudi Arabia: 1.0%
900,000	(1)	SABIC Capital II BV, 4.500%, 10/10/2028	935,492	1.0

		Singapore: 2.0%
1,000,000	(1),(2)	Oversea-Chinese Banking Corp. Ltd., 4.000%, 10/15/2024	1,004,366	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Singapore: (continued)
900,000		Oversea-Chinese Banking Corp. Ltd., 4.250%, 06/19/2024	928,842	1.0
			1,933,208	2.0

		South Africa: 2.1%
1,000,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022	1,036,245	1.1
400,000		AngloGold Ashanti Holdings PLC, 6.500%, 04/15/2040	408,523	0.4
550,000		Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/2020	557,563	0.6
			2,002,331	2.1

		South Korea: 2.1%
1,925,000	(1)	Woori Bank Co. Ltd., 4.750%, 04/30/2024	2,025,703	2.1

		Thailand: 2.2%
775,000	(1)	Bangkok Bank PCL/Hong Kong, 4.450%, 09/19/2028	812,014	0.9
1,000,000	(1),(2)	PTTEP Treasury Center Co. Ltd., 4.600%, 12/31/2199	994,979	1.0
313,000	(1),(2)	PTTEP Treasury Center Co. Ltd., 4.875%, 12/31/2199	312,392	0.3
			2,119,385	2.2

		Turkey: 6.1%
475,000	(1)	QNB Finansbank AS, 6.875%, 09/07/2024	458,315	0.5
1,100,000	(1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	1,056,463	1.1
750,000		Turkiye Garanti Bankasi AS, 5.875%, 03/16/2023	699,136	0.7
625,000		Turkiye Is Bankasi AS, 5.375%, 10/06/2021	581,351	0.6
500,000		Turkiye Is Bankasi AS, 5.500%, 04/21/2022	452,565	0.5
700,000	(1)	Turkiye Sise ve Cam Fabrikalari AS, 6.950%, 03/14/2026	678,111	0.7
1,000,000	(1)	Turkiye Vakiflar Bankasi TAO, 5.500%, 10/27/2021	943,131	1.0
550,000	(1)	Turkiye Vakiflar Bankasi TAO, 8.125%, 03/28/2024	519,728	0.5
500,000	(1),(2)	Yapi ve Kredi Bankasi AS, 13.875%, 12/31/2199	502,924	0.5
			5,891,724	6.1

		United Arab Emirates: 5.3%
1,000,000	(1)	Abu Dhabi National Energy Co. PJSC, 4.375%, 06/22/2026	1,029,245	1.1
1,000,000		Abu Dhabi National Energy Co. PJSC, 5.875%, 12/13/2021	1,068,855	1.1
700,000		DP World Ltd., 6.850%, 07/02/2037	844,301	0.9

See Accompanying Notes to Financial Statements

10

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United Arab Emirates: (continued)
1,050,000	(2)	First Abu Dhabi Bank PJSC, 5.250%, 12/31/2199	1,057,193	1.1
500,000		MAF Global Securities Ltd., 4.750%, 05/07/2024	510,277	0.5
220,000		Oztel Holdings SPC Ltd., 5.625%, 10/24/2023	219,053	0.2
350,000		Oztel Holdings SPC Ltd., 6.625%, 04/24/2028	342,256	0.4
			5,071,180	5.3

		Zambia: 0.8%
750,000	(1)	First Quantum Minerals Ltd., 7.250%, 04/01/2023	735,000	0.8

	Total Corporate Bonds/Notes
	(Cost $88,661,440)		89,407,981	92.7

SOVEREIGN BONDS: 2.8%
		Egypt: 1.1%
1,000,000	(1)	Egypt Government International Bond, 7.600%, 03/01/2029	1,028,967	1.1

		Indonesia: 0.5%
500,000		Perusahaan Penerbit SBSN Indonesia III, 4.550%, 03/29/2026	520,625	0.5

		Nigeria: 0.4%
400,000		Nigeria Government International Bond, 6.500%, 11/28/2027	396,317	0.4

		Saudi Arabia: 0.5%
500,000	(1)	Saudi Government International Bond, 4.000%, 04/17/2025	512,973	0.5

		Turkey: 0.3%
240,000		Turkey Government International Bond, 7.250%, 12/23/2023	242,258	0.3

	Total Sovereign Bonds
	(Cost $2,658,855)		2,701,140	2.8

	Total Long-Term Investments
	(Cost $91,320,295)		92,109,121	95.5

SHORT-TERM INVESTMENTS: 7.3%
		Commercial Paper: 3.8%
1,193,000		Autozone, Inc., 5.360%, 04/02/2019	1,192,649	1.2
1,448,000		Kroger Co., 7.770%, 04/01/2019	1,447,692	1.5
1,000,000		Lockheed Martin Corp., 8.030%, 04/01/2019	999,780	1.1
			3,640,121	3.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): 3.5%
1,000,000	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/15/19-10/20/68)	1,000,000	1.0
415,737	Deutsche Bank AG, Repurchase Agreement dated 03/29/19, 2.60%, due 04/01/19 (Repurchase Amount $415,826, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $424,052, due 11/15/26)	415,737	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 05/01/19-01/20/69)	1,000,000	1.0
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	1.1
		3,415,737	3.5

	Total Short-Term Investments
	(Cost $7,056,649)	7,055,858	7.3

	Total Investments in Securities
	(Cost $98,376,944)	$99,164,979	102.8
	Liabilities in Excess of Other Assets	(2,719,925)	(2.8)
	Net Assets	$96,445,054	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

11

Voya Emerging Markets Corporate Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

12

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 26.2%
		Brazil: 3.3%
1,000,000	(1)	Banco do Brasil SA/Cayman, 4.625%, 01/15/2025	990,260	0.6
750,000	(1),(2)	Banco do Brasil SA/Cayman, 4.750%, 03/20/2024	753,000	0.5
1,250,000		Petrobras Global Finance BV, 5.750%, 02/01/2029	1,241,250	0.8
1,000,000		Petrobras Global Finance BV, 7.375%, 01/17/2027	1,105,750	0.7
1,000,000		Petrobras Global Finance BV, 8.750%, 05/23/2026	1,185,000	0.7
			5,275,260	3.3

		Chile: 2.6%
1,150,000	(1)	Corp Nacional del Cobre de Chile, 4.250%, 07/17/2042	1,163,889	0.7
750,000	(1)	Corp Nacional del Cobre de Chile, 4.500%, 08/01/2047	778,590	0.5
2,000,000	(1)	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	1,979,936	1.2
300,000	(1)	Empresa Nacional del Petroleo, 4.500%, 09/14/2047	285,753	0.2
			4,208,168	2.6

		China: 1.5%
1,000,000		CNAC HK Finbridge Co. Ltd, 5.125%, 03/14/2028	1,078,494	0.7
1,300,000	(1)	Tencent Holdings Ltd., 3.595%, 01/19/2028	1,285,240	0.8
			2,363,734	1.5

		Croatia: 0.6%
975,000	(1)	Hrvatska Elektroprivreda, 5.875%, 10/23/2022	1,045,066	0.6

		Georgia: 0.6%
1,000,000	(1)	Georgian Oil and Gas Corp. JSC, 6.750%, 04/26/2021	1,031,274	0.6

		Indonesia: 3.3%
750,000		Pertamina Persero PT, 4.300%, 05/20/2023	773,064	0.5
1,250,000		Pertamina Persero PT, 5.625%, 05/20/2043	1,301,853	0.8
750,000		Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	740,829	0.5
2,000,000	(1)	Perusahaan Listrik Negara PT, 4.125%, 05/15/2027	1,975,545	1.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Indonesia: (continued)
500,000	(1)	Perusahaan Listrik Negara PT, 6.250%, 01/25/2049	561,080	0.3
			5,352,371	3.3

		Kazakhstan: 2.0%
1,000,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	1,027,840	0.7
500,000		KazMunayGas National Co. JSC, 5.750%, 04/19/2047	522,110	0.3
1,500,000	(1)	KazMunayGas National Co. JSC, 6.375%, 10/24/2048	1,644,117	1.0
			3,194,067	2.0

		Mexico: 4.7%
1,000,000	(1)	Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.375%, 10/14/2025	993,180	0.6
500,000	(1)	Cemex SAB de CV, 7.750%, 04/16/2026	544,840	0.4
200,000	(1)	Mexico City Airport Trust, 4.250%, 10/31/2026	193,300	0.1
700,000		Petroleos Mexicanos, 4.500%, 01/23/2026	652,610	0.4
471,000		Petroleos Mexicanos, 4.875%, 01/18/2024	464,872	0.3
500,000		Petroleos Mexicanos, 5.500%, 06/27/2044	410,000	0.3
1,000,000		Petroleos Mexicanos, 6.500%, 03/13/2027	1,006,710	0.6
500,000		Petroleos Mexicanos, 6.500%, 01/23/2029	496,375	0.3
750,000		Petroleos Mexicanos, 6.750%, 09/21/2047	691,905	0.4
2,000,000		Petroleos Mexicanos, 6.875%, 08/04/2026	2,089,600	1.3
			7,543,392	4.7

		Panama: 0.7%
1,000,000	(1)	Autoridad del Canal de Panama, 4.950%, 07/29/2035	1,068,750	0.7

		Peru: 1.7%
500,000	(1)	Kallpa Generacion SA, 4.125%, 08/16/2027	496,250	0.3
1,000,000		Fondo MIVIVIENDA SA, 3.500%, 01/31/2023	1,002,000	0.6
250,000		Petroleos del Peru SA, 4.750%, 06/19/2032	257,188	0.1
1,000,000	(1)	Petroleos del Peru SA, 5.625%, 06/19/2047	1,067,500	0.7
			2,822,938	1.7

		Russia: 1.8%
975,000	(1)	Evraz PLC, 5.250%, 04/02/2024	977,077	0.6
1,700,000		Gazprom OAO Via Gaz Capital SA, 4.950%, 03/23/2027	1,705,093	1.0

See Accompanying Notes to Financial Statements

13

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Russia: (continued)
300,000		Vnesheconombank Via VEB Finance PLC, 6.025%, 07/05/2022	310,253	0.2
			2,992,423	1.8

		Saudi Arabia: 0.8%
1,250,000	(1)	SABIC Capital II BV, 4.500%, 10/10/2028	1,299,295	0.8

		South Africa: 0.6%
1,000,000	(1)	Eskom Holdings SOC Ltd., 6.350%, 08/10/2028	1,031,071	0.6

		Thailand: 0.6%
925,000	(1)	Bangkok Bank PCL/Hong Kong, 4.450%, 09/19/2028	969,178	0.6

		Turkey: 0.9%
1,475,000	(1)	Turk Telekomunikasyon AS, 6.875%, 02/28/2025	1,416,621	0.9

		Venezuela: 0.5%
1,000,000	(3),(4)	Petroleos de Venezuela SA, 9.000%, 11/17/2021	262,500	0.2
1,750,000	(3),(4)	Petroleos de Venezuela SA, 9.750%, 05/17/2035	476,875	0.3
			739,375	0.5

	Total Corporate Bonds/Notes
	(Cost $42,611,148)		42,352,983	26.2

U.S. TREASURY OBLIGATIONS: 0.0%
		U.S. Treasury Notes: 0.0%
18,000		1.750%, 01/31/2023	17,688	0.0

	Total U.S. Treasury Obligations
	(Cost $18,000)		17,688	0.0

SOVEREIGN BONDS: 70.9%
		Angola: 0.4%
500,000	(1)	Angolan Government International Bond, 9.500%, 11/12/2025	569,167	0.4

		Argentina: 3.8%
2,000,000		Argentine Republic Government International Bond, 6.625%, 07/06/2028	1,579,520	1.0
2,000,000		Argentine Republic Government International Bond, 6.875%, 01/26/2027	1,624,250	1.0
1,500,000		Argentine Republic Government International Bond, 7.125%, 07/06/2036	1,157,813	0.7
1,500,000		Argentine Republic Government International Bond, 7.500%, 04/22/2026	1,276,687	0.8

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Argentina: (continued)
701,019		Argentine Republic Government International Bond, 8.280%, 12/31/2033	583,598	0.3
			6,221,868	3.8

		Armenia: 0.5%
751,000	(1)	Republic of Armenia International Bond, 6.000%, 09/30/2020	769,324	0.5

		Azerbaijan: 0.3%
500,000		Republic of Azerbaijan, 4.750%, 03/18/2024	518,837	0.3

		Belarus: 0.4%
700,000		Republic of Belarus, 6.200%, 02/28/2030	686,486	0.4

		Brazil: 1.5%
2,500,000		Brazilian Government International Bond, 2.625%, 01/05/2023	2,433,125	1.5

		Colombia: 3.5%
400,000		Colombia Government International Bond, 2.625%, 03/15/2023	391,500	0.2
1,750,000		Colombia Government International Bond, 5.000%, 06/15/2045	1,840,475	1.1
1,000,000		Colombia Government International Bond, 5.200%, 05/15/2049	1,077,300	0.7
500,000		Colombia Government International Bond, 6.125%, 01/18/2041	592,005	0.4
1,500,000		Colombia Government International Bond, 8.125%, 05/21/2024	1,818,750	1.1
			5,720,030	3.5

		Costa Rica: 1.0%
1,100,000	(1)	Costa Rica Government International Bond, 4.250%, 01/26/2023	1,045,000	0.7
600,000	(1)	Costa Rica Government International Bond, 5.625%, 04/30/2043	511,200	0.3
			1,556,200	1.0

		Croatia: 1.7%
2,025,000		Croatia Government International Bond, 5.500%, 04/04/2023	2,198,761	1.4
500,000	(1)	Croatia Government International Bond, 5.500%, 04/04/2023	542,904	0.3
			2,741,665	1.7

		Dominican Republic: 3.9%
1,500,000	(1)	Dominican Republic International Bond, 5.500%, 01/27/2025	1,546,875	0.9
750,000		Dominican Republic International Bond, 5.875%, 04/18/2024	787,500	0.5

See Accompanying Notes to Financial Statements

14

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Dominican Republic: (continued)
1,500,000		Dominican Republic International Bond, 6.000%, 07/19/2028	1,578,750	1.0
750,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	810,937	0.5
1,500,000	(1)	Dominican Republic International Bond, 6.875%, 01/29/2026	1,651,875	1.0
			6,375,937	3.9

		Ecuador: 2.2%
1,000,000		Ecuador Government International Bond, 10.750%, 03/28/2022	1,121,250	0.7
500,000		Ecuador Government International Bond, 10.750%, 01/31/2029	552,625	0.3
1,000,000		Republic of Ecuador, 7.875%, 01/23/2028	954,750	0.6
1,000,000		Republic of Ecuador, 8.875%, 10/23/2027	1,003,750	0.6
			3,632,375	2.2

		Egypt: 4.0%
750,000	(1),(2)	Egypt Government International Bond, 5.875%, 06/11/2025	745,792	0.5
1,000,000		Egypt Government International Bond, 6.125%, 01/31/2022	1,013,837	0.6
1,000,000		Egypt Government International Bond, 7.500%, 01/31/2027	1,049,630	0.7
1,100,000	(1)	Egypt Government International Bond, 7.600%, 03/01/2029	1,131,864	0.7
700,000		Egypt Government International Bond, 8.500%, 01/31/2047	716,302	0.4
1,750,000	(1)	Egypt Government International Bond, 8.700%, 03/01/2049	1,824,435	1.1
			6,481,860	4.0

		El Salvador: 0.6%
1,000,000	(1)	El Salvador Government International Bond, 6.375%, 01/18/2027	983,750	0.6

		Gabon: 0.3%
500,000	(1)	Gabonese Republic, 6.375%, 12/12/2024	480,384	0.3

		Ghana: 1.1%
1,750,000		Republic of Ghana, 7.875%, 03/26/2027	1,776,250	1.1

		Honduras: 0.3%
500,000		Honduras Government International Bond, 6.250%, 01/19/2027	530,625	0.3

		Hungary: 2.1%
2,500,000		Hungary Government International Bond, 5.375%, 02/21/2023	2,701,787	1.7

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Hungary: (continued)
500,000		Hungary Government International Bond, 7.625%, 03/29/2041	744,146	0.4
			3,445,933	2.1

		Indonesia: 3.9%
500,000	(1)	Indonesia Government International Bond, 4.125%, 01/15/2025	513,675	0.3
300,000		Indonesia Government International Bond, 4.750%, 02/11/2029	321,626	0.2
1,250,000		Indonesia Government International Bond, 5.250%, 01/17/2042	1,347,793	0.8
1,700,000		Indonesia Government International Bond, 8.500%, 10/12/2035	2,424,141	1.5
1,750,000	(1)	Perusahaan Penerbit SBSN Indonesia III, 4.150%, 03/29/2027	1,771,000	1.1
			6,378,235	3.9

		Ivory Coast: 0.9%
1,583,750	(5)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	1,504,871	0.9

		Jamaica: 2.1%
1,750,000		Jamaica Government International Bond, 6.750%, 04/28/2028	1,951,250	1.2
750,000		Jamaica Government International Bond, 7.625%, 07/09/2025	858,281	0.5
500,000		Jamaica Government International Bond, 8.000%, 03/15/2039	600,625	0.4
			3,410,156	2.1

		Kazakhstan: 1.6%
2,000,000	(1)	Kazakhstan Government International Bond, 6.500%, 07/21/2045	2,572,020	1.6

		Kenya: 0.6%
500,000	(1)	Kenya Government International Bond, 6.875%, 06/24/2024	514,505	0.3
500,000		Republic of Kenya, 7.250%, 02/28/2028	506,290	0.3
			1,020,795	0.6

		Lebanon: 2.1%
2,000,000		Lebanon Government International Bond, 6.100%, 10/04/2022	1,742,160	1.1
2,000,000		Lebanon Government International Bond, 6.850%, 03/23/2027	1,616,914	1.0
			3,359,074	2.1

		Mexico: 1.7%
1,000,000		Mexico Government International Bond, 4.000%, 10/02/2023	1,029,275	0.6
750,000		Mexico Government International Bond, 4.350%, 01/15/2047	704,063	0.4

See Accompanying Notes to Financial Statements

15

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Mexico: (continued)
1,000,000		Mexico Government International Bond, 4.500%, 04/22/2029	1,036,500	0.7
			2,769,838	1.7

		Morocco: 1.1%
1,500,000		Morocco Government International Bond, 4.250%, 12/11/2022	1,533,074	0.9
250,000	(1)	Morocco Government International Bond, 5.500%, 12/11/2042	268,794	0.2
			1,801,868	1.1

		Namibia: 0.6%
1,000,000		Namibia International Bonds, 5.500%, 11/03/2021	1,017,834	0.6

		Nigeria: 1.3%
1,000,000		Nigeria Government International Bond, 6.500%, 11/28/2027	990,793	0.6
500,000		Nigeria Government International Bond, 7.696%, 02/23/2038	497,412	0.3
550,000		Nigeria Government International Bond, 7.875%, 02/16/2032	572,991	0.4
			2,061,196	1.3

		Oman: 0.7%
500,000	(1)	Oman Government International Bond, 5.375%, 03/08/2027	466,250	0.3
750,000	(1)	Oman Government International Bond, 6.500%, 03/08/2047	658,447	0.4
			1,124,697	0.7

		Pakistan: 0.3%
500,000		Third Pakistan International Sukuk, 5.500%, 10/13/2021	500,625	0.3

		Panama: 4.1%
1,000,000		Panama Government International Bond, 3.875%, 03/17/2028	1,041,010	0.6
1,000,000		Panama Government International Bond, 4.000%, 09/22/2024	1,047,000	0.7
600,000	(2)	Panama Government International Bond, 4.300%, 04/29/2053	614,430	0.4
1,000,000		Panama Government International Bond, 4.500%, 04/16/2050	1,046,500	0.7
1,250,000		Panama Government International Bond, 6.700%, 01/26/2036	1,637,500	1.0
800,000		Panama Government International Bond, 9.375%, 04/01/2029	1,171,200	0.7
			6,557,640	4.1

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Paraguay: 1.6%
750,000		Paraguay Government International Bond, 4.625%, 01/25/2023	775,646	0.5
750,000	(2)	Paraguay Government International Bond, 5.000%, 04/15/2026	791,108	0.5
1,000,000		Paraguay Government International Bond, 5.600%, 03/13/2048	1,073,410	0.6
			2,640,164	1.6

		Peru: 0.7%
861,000		Peruvian Government International Bond, 5.625%, 11/18/2050	1,106,816	0.7

		Philippines: 1.5%
750,000		Philippine Government International Bond, 6.375%, 01/15/2032	969,439	0.6
1,000,000		Philippine Government International Bond, 7.750%, 01/14/2031	1,408,233	0.9
			2,377,672	1.5

		Poland: 0.9%
1,500,000		Republic of Poland Government International Bond, 3.250%, 04/06/2026	1,525,664	0.9

		Qatar: 0.6%
500,000	(1)	Qatar Government International Bond, 4.000%, 03/14/2029	516,091	0.3
500,000	(1)	Qatar Government International Bond, 4.817%, 03/14/2049	527,016	0.3
			1,043,107	0.6

		Romania: 1.1%
500,000	(1)	Romanian Government International Bond, 4.375%, 08/22/2023	518,965	0.3
400,000		Romanian Government International Bond, 5.125%, 06/15/2048	398,500	0.3
750,000		Romanian Government International Bond, 6.750%, 02/07/2022	820,536	0.5
			1,738,001	1.1

		Russia: 2.6%
1,000,000		Russia Government Bond, 5.625%, 04/04/2042	1,083,750	0.7
1,000,000		Russian Federal Bond, 5.250%, 06/23/2047	1,005,950	0.6
2,000,000		Russian Foreign Bond - Eurobond, 4.750%, 05/27/2026	2,062,140	1.3
			4,151,840	2.6

		Senegal: 0.3%
500,000		Senegal Government International Bond, 6.250%, 05/23/2033	481,378	0.3

See Accompanying Notes to Financial Statements

16

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		South Africa: 1.2%
2,000,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	1,870,900	1.2

		Sri Lanka: 1.6%
500,000	(1)	Sri Lanka Government International Bond, 5.875%, 07/25/2022	502,365	0.3
2,000,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	2,010,370	1.3
			2,512,735	1.6

		Tanzania: 0.1%
111,115		Tanzania Government International Bond, 8.688%, (US0003M + 6.000%), 03/09/2020	113,398	0.1

		Turkey: 5.3%
1,240,000	(1)	Hazine Mustesarligi Varlik Kiralama AS, 5.800%, 02/21/2022	1,219,789	0.7
1,500,000		Turkey Government International Bond, 4.875%, 10/09/2026	1,298,082	0.8
500,000		Turkey Government International Bond, 5.125%, 02/17/2028	429,395	0.3
750,000		Turkey Government International Bond, 5.750%, 05/11/2047	597,656	0.4
1,450,000		Turkey Government International Bond, 7.250%, 12/23/2023	1,463,640	0.9
2,500,000		Turkey Government International Bond, 7.375%, 02/05/2025	2,515,638	1.6
1,000,000		Turkey Government International Bond, 7.625%, 04/26/2029	992,745	0.6
			8,516,945	5.3

		Ukraine: 2.3%
650,000		Ukraine Government International Bond, 7.375%, 09/25/2032	579,150	0.4
441,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2020	440,757	0.3
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2021	344,344	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2022	343,280	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2023	337,520	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2024	334,136	0.2
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2025	330,550	0.2

Principal Amount†			Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
		Ukraine: (continued)
346,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2026	326,044	0.2
225,000	(1)	Ukraine Government International Bond, 7.750%, 09/01/2027	210,488	0.1
500,000		Ukraine Government International Bond, 9.750%, 11/01/2028	516,625	0.3
			3,762,894	2.3

		Uruguay: 1.6%
250,000		Uruguay Government International Bond, 4.375%, 01/23/2031	262,563	0.2
1,500,000		Uruguay Government International Bond, 4.375%, 10/27/2027	1,584,937	1.0
500,000		Uruguay Government International Bond, 7.625%, 03/21/2036	690,625	0.4
			2,538,125	1.6

		Venezuela: 0.3%
1,250,000	(3)	Venezuela Government International Bond, 9.250%, 09/15/2027	400,000	0.3

		Zambia: 0.6%
750,000	(1)	Zambia Government International Bond, 8.500%, 04/14/2024	553,275	0.4
500,000	(1)	Zambia Government International Bond, 8.970%, 07/30/2027	367,250	0.2
			920,525	0.6

	Total Sovereign Bonds
	(Cost $115,628,286)		114,702,829	70.9

	Total Long-Term Investments
	(Cost $158,257,434)		157,073,500	97.1

SHORT-TERM INVESTMENTS: 4.1%
		Commercial Paper: 2.0%
1,100,000		CVS Health Corp., 7.850%, 04/01/2019	1,099,764	0.7
1,178,000		Kroger Co., 7.770%, 04/01/2019	1,177,749	0.7
1,000,000		Lockheed Martin Corp., 8.030%, 04/01/2019	999,780	0.6
			3,277,293	2.0

		Securities Lending Collateral(6): 2.1%
1,000,000		Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $1,020,000, due 04/15/19-10/20/68)	1,000,000	0.6

See Accompanying Notes to Financial Statements

17

Voya Emerging Markets Hard Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6): (continued)
335,922	Merrill Lynch & Co., Inc., Repurchase Agreement dated 03/29/19, 2.58%, due 04/01/19 (Repurchase Amount $335,993, collateralized by various U.S. Government Securities, 0.375%-2.500%, Market Value plus accrued interest $342,640, due 05/31/22-02/15/47)	335,922	0.2
1,000,000	Mizuho Securities USA LLC, Repurchase Agreement dated 03/29/19, 2.61%, due 04/01/19 (Repurchase Amount $1,000,215, collateralized by various U.S. Government Agency Obligations, 2.000%-6.000%, Market Value plus accrued interest $1,020,000, due 10/01/19-07/01/48)	1,000,000	0.7
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	0.6
		3,335,922	2.1

	Total Short-Term Investments
	(Cost $6,613,922)	6,613,215	4.1

	Total Investments in Securities (Cost $164,871,356)	$163,686,715	101.2
	Liabilities in Excess of Other Assets	(1,915,121)	(1.2)
	Net Assets	$161,771,594	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Defaulted security
(4)	Restricted security as to resale, excluding Rule 144A securities. As of March 31, 2019, the Fund held restricted securities with a fair value of $739,375 or 0.5% of net assets. Please refer to the table below for additional details.
(5)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(6)	Represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

18

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
SUPRANATIONAL BONDS: 6.0%
		Supranational: 6.0%
PLN	2,402,000	European Investment Bank, 3.000%, 05/24/2024	651,029	0.9
ZAR	6,900,000	European Investment Bank, 8.125%, 12/21/2026	485,284	0.7
ZAR	10,735,000	European Investment Bank, 8.375%, 07/29/2022	765,620	1.1
TRY	2,000,000	European Investment Bank, 9.125%, 10/07/2020	297,427	0.4
ZAR	12,460,000	European Investment Bank, 9.000%, 03/31/2021	892,918	1.2
IDR	18,400,000,000	Inter-American Development Bank, 6.250%, 06/15/2021	1,263,447	1.7

		Total Supranational Bonds
		(Cost $4,767,191)	4,355,725	6.0

SOVEREIGN BONDS: 84.8%
		Argentina: 0.5%
ARS	11,166,000	(1) Argentine Bonos del Tesoro, 18.200%, 10/03/2021	184,115	0.3
ARS	10,401,000	Argentine Bonos del Tesoro, 15.500%, 10/17/2026	182,892	0.2
			367,007	0.5

		Brazil: 7.4%
BRL	16,158,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2023	4,367,926	5.9
BRL	2,350,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2025	638,530	0.9
BRL	1,666,000	Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/2029	453,884	0.6
			5,460,340	7.4

		Chile: 2.8%
CLP	115,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/2026	175,439	0.2
CLP	1,195,000,000	Bonos de la Tesoreria de la Republica en pesos, 5.000%, 03/01/2035	1,896,890	2.6
			2,072,329	2.8

		Colombia: 6.8%
COP	3,743,500,000	Colombian TES, 6.000%, 04/28/2028	1,143,093	1.6

Principal Amount†			Value	Percentage of Net Assets
SUPRANATIONAL BONDS: (continued)
		Colombia: (continued)
COP	2,700,000,000	Colombian TES, 7.000%, 05/04/2022	889,746	1.2
COP	2,767,700,000	Colombian TES, 7.000%, 06/30/2032	885,955	1.2
COP	6,157,000,000	Colombian TES, 7.500%, 08/26/2026	2,088,957	2.8
			5,007,751	6.8

		Czech Republic: 3.3%
CZK	32,300,000	Czech Republic Government Bond, 1.000%, 06/26/2026	1,329,704	1.8
CZK	23,500,000	Czech Republic Government Bond, 2.400%, 09/17/2025	1,064,635	1.5
			2,394,339	3.3

		Dominican Republic: 0.2%
DOP	8,000,000	Dominican Republic International Bond, 8.900%, 02/15/2023	158,009	0.2

		Hungary: 4.2%
HUF	228,890,000	Hungary Government Bond, 3.000%, 06/26/2024	851,284	1.2
HUF	187,790,000	Hungary Government Bond, 3.000%, 10/27/2027	685,061	0.9
HUF	91,060,000	Hungary Government Bond, 6.000%, 11/24/2023	383,459	0.5
HUF	273,000,000	Hungary Government Bond, 7.000%, 06/24/2022	1,131,213	1.6
			3,051,017	4.2

		Indonesia: 5.6%
IDR	8,959,000,000	Indonesia Treasury Bond, 7.500%, 08/15/2032	604,034	0.8
IDR	18,344,000,000	Indonesia Treasury Bond, 7.500%, 05/15/2038	1,216,334	1.6
IDR	3,259,000,000	Indonesia Treasury Bond, 8.250%, 06/15/2032	232,945	0.3
IDR	18,137,000,000	Indonesia Treasury Bond, 8.375%, 03/15/2034	1,310,551	1.8
IDR	9,481,000,000	Indonesia Treasury Bond, 11.000%, 09/15/2025	784,153	1.1
			4,148,017	5.6

		Malaysia: 4.0%
MYR	9,873,000	Malaysia Government Bond, 3.955%, 09/15/2025	2,456,724	3.3
MYR	2,000,000	Malaysia Government Bond, 4.181%, 07/15/2024	501,805	0.7
			2,958,529	4.0

		Mexico: 9.7%
MXN	65,182,200	Mexican Bonos, 6.500%, 06/09/2022	3,237,308	4.4

See Accompanying Notes to Financial Statements

19

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
SUPRANATIONAL BONDS: (continued)
			Mexico: (continued)
MXN	37,912,700		Mexican Bonos, 7.750%, 05/29/2031	1,889,321	2.5
MXN	18,191,000		Mexican Bonos, 8.500%, 11/18/2038	944,664	1.3
MXN	18,220,000		Mexican Bonos, 10.000%, 11/20/2036	1,081,227	1.5
				7,152,520	9.7

			Peru: 4.9%
PEN	1,500,000	(2)	Peru Government Bond, 5.940%, 02/12/2029	476,528	0.6
PEN	3,357,000	(2)	Peru Government Bond, 6.150%, 08/12/2032	1,066,079	1.5
PEN	4,650,000		Peru Government Bond, 6.350%, 08/12/2028	1,521,472	2.1
PEN	1,476,000		Peru Government Bond, 6.900%, 08/12/2037	499,852	0.7
				3,563,931	4.9

			Philippines: 2.8%
PHP	100,000,000	(1)	Philippine Government International Bond, 3.900%, 11/26/2022	1,847,058	2.5
PHP	10,000,000		Philippine Government International Bond, 6.250%, 01/14/2036	206,079	0.3
				2,053,137	2.8

			Poland: 4.7%
PLN	10,877,000		Republic of Poland Government Bond, 2.500%, 07/25/2026	2,830,983	3.9
PLN	2,374,000		Republic of Poland Government Bond, 2.750%, 04/25/2028	619,099	0.8
				3,450,082	4.7

			Romania: 4.0%
RON	3,370,000		Romania Government Bond, 3.250%, 04/29/2024	759,088	1.1
RON	9,260,000		Romania Government Bond, 3.400%, 03/08/2022	2,148,410	2.9
				2,907,498	4.0

			Russia: 7.0%
RUB	77,670,000		Russian Federal Bond - OFZ, 7.500%, 08/18/2021	1,180,172	1.6
RUB	102,964,000		Russian Federal Bond - OFZ, 7.750%, 09/16/2026	1,540,969	2.1
RUB	156,637,000		Russian Federal Bond - OFZ, 8.150%, 02/03/2027	2,401,178	3.3
				5,122,319	7.0

			South Africa: 5.0%
ZAR	22		Republic of South Africa Government Bond, 6.250%, 03/31/2036	1	0.0

Principal Amount†			Value	Percentage of Net Assets
SUPRANATIONAL BONDS: (continued)
		South Africa: (continued)
ZAR	29,014,000	Republic of South Africa Government Bond, 8.500%, 01/31/2037	1,806,884	2.5
ZAR	6,691,000	Republic of South Africa Government Bond, 8.750%, 01/31/2044	420,127	0.6
ZAR	22,225,000	Republic of South Africa Government Bond, 9.000%, 01/31/2040	1,434,906	1.9
			3,661,918	5.0

		South Korea: 1.4%
IDR	15,800,000,000	Export-Import Bank of Korea, 7.250%, 12/07/2024	1,059,908	1.4

		Thailand: 7.3%
THB	21,591,000	Thailand Government Bond, 2.125%, 12/17/2026	670,983	0.9
THB	41,393,000	Thailand Government Bond, 2.400%, 12/17/2023	1,323,350	1.8
THB	75,122,000	Thailand Government Bond, 3.650%, 06/20/2031	2,620,637	3.6
THB	19,669,000	Thailand Government Bond, 4.875%, 06/22/2029	747,886	1.0
			5,362,856	7.3

		Turkey: 2.8%
TRY	1,050,000	European Bank Reconstruction & Development, 27.500%, 09/11/2020	190,735	0.2
TRY	3,831,000	Turkey Government Bond, 9.500%, 01/12/2022	509,838	0.7
TRY	4,610,000	Turkey Government Bond, 10.400%, 03/20/2024	583,495	0.8
TRY	5,491,000	Turkey Government Bond, 11.000%, 02/24/2027	671,664	0.9
TRY	900,000	Turkey Government Bond, 12.200%, 01/18/2023	124,132	0.2
			2,079,864	2.8

		Uruguay: 0.4%
UYU	10,000,000	Uruguay Government International Bond, 9.875%, 06/20/2022	295,281	0.4

		Total Sovereign Bonds
		(Cost $66,382,392)	62,326,652	84.8

		Total Long-Term Investments
		(Cost $71,149,583)	66,682,377	90.8

SHORT-TERM INVESTMENTS: 7.6%
		Commercial Paper: 5.7%
1,000,000		Autozone, Inc., 5.360%, 04/02/2019	999,706	1.3

See Accompanying Notes to Financial Statements

20

Voya Emerging Markets Local Currency Debt Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper: (continued)
1,100,000	CVS Health Corp., 7.850%, 04/01/2019	1,099,764	1.5
1,081,000	Kroger Co., 7.770%, 04/01/2019	1,080,770	1.5
1,000,000	Lockheed Martin Corp., 8.030%, 04/01/2019	999,780	1.4
		4,180,020	5.7

	Securities Lending Collateral(3): 1.9%
420,792	Cantor Fitzgerald Securities, Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $420,884, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $429,208, due 04/15/19-10/20/68)	420,792	0.6
1,000,000	RBC Dominion Securities Inc., Repurchase Agreement dated 03/29/19, 2.65%, due 04/01/19 (Repurchase Amount $1,000,218, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,020,000, due 04/11/19-09/09/49)	1,000,000	1.3
		1,420,792	1.9

	Total Short-Term Investments
	(Cost $5,601,719)	5,600,812	7.6

	Total Investments in Securities (Cost $76,751,301)	$72,283,189	98.4
	Assets in Excess of Other Liabilities	1,209,506	1.6
	Net Assets	$73,492,695	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Represents securities purchased with cash collateral received for securities on loan.

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish New Lira
UYU	Uruguayan Peso Uruguayo
ZAR	South African Rand

See Accompanying Notes to Financial Statements

21

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 27.9%
		United States: 27.9%
924,974	(1),(2)	Agate Bay Mortgage Trust 2016-1 B3, 3.781%, 12/25/2045	904,670	0.2
1,849,859	(1),(2)	Agate Bay Mortgage Trust 2016-2 B3, 3.808%, 03/25/2046	1,833,201	0.3
787,702		Alternative Loan Trust 2004-32CB 2A2, 2.886%, (US0001M + 0.400%), 02/25/2035	730,296	0.1
906,008		Alternative Loan Trust 2004-J7 MI, 3.506%, (US0001M + 1.020%), 10/25/2034	887,142	0.2
3,426,567		Alternative Loan Trust 2005-10CB 1A1, 2.986%, (US0001M + 0.500%), 05/25/2035	2,980,991	0.5
595,764		Alternative Loan Trust 2005-31 1A1, 3.046%, (US0001M + 0.560%), 08/25/2035	565,803	0.1
418,000		Alternative Loan Trust 2005-65CB 1A3, 5.500%, 01/25/2036	385,476	0.1
716,646		Alternative Loan Trust 2005-J2 1A12, 2.886%, (US0001M + 0.400%), 04/25/2035	621,903	0.1
452,139		Alternative Loan Trust 2006-19CB A12, 2.886%, (US0001M + 0.400%), 08/25/2036	310,701	0.1
932,734		Alternative Loan Trust 2006-20CB A9, 6.000%, 07/25/2036	685,571	0.1
647,199		Alternative Loan Trust 2007-18CB 1A7, 2.956%, (US0001M + 0.470%), 08/25/2037	393,820	0.1
1,804,195		Alternative Loan Trust 2007-OA4 A1, 2.656%, (US0001M + 0.170%), 05/25/2047	1,697,958	0.3
377,402	(1)	Bear Stearns ALT-A Trust 2005-10 21A1, 3.964%, 01/25/2036	365,431	0.1
299,887	(1)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.568%, 05/25/2035	302,408	0.1
560,153	(1)	Bear Stearns ALT-A Trust 2005-7 21A1, 4.431%, 09/25/2035	527,996	0.1
2,154,978	(1)	Bear Stearns ALT-A Trust 2005-9 26A1, 3.994%, 11/25/2035	1,727,575	0.3
102,643	(2)	Bellemeade Re Ltd. 2015-1A M2, 6.786%, (US0001M + 4.300%), 07/25/2025	102,985	0.0

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
257,288	(1)	Chase Mortgage Finance Trust Series 2006-A1 2A3, 4.273%, 09/25/2036	247,321	0.0
187,135	(1)	Chase Mortgage Finance Trust Series 2007-A1 1A2, 4.621%, 02/25/2037	185,044	0.0
547,993	(1)	CHL Mortgage Pass-Through Trust 2004-22 A3, 4.272%, 11/25/2034	546,677	0.1
790,311		CHL Mortgage Pass-Through Trust 2006-1 A2, 6.000%, 03/25/2036	647,029	0.1
617,862		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	520,562	0.1
1,000,000	(1),(2)	CIM Trust 2018-INV1 A10, 4.000%, 08/25/2048	1,013,880	0.2
1,100,000	(1),(2)	CIM Trust 2019-INV1 A1, 4.000%, 02/25/2049	1,122,650	0.2
517,004	(1)	Citigroup Mortgage Loan Trust 2006-AR2 1A1, 4.824%, 03/25/2036	492,949	0.1
287,559	(1)	Citigroup Mortgage Loan Trust 2007-10 22AA, 4.273%, 09/25/2037	277,797	0.1
1,293,555	(1),(2)	Citigroup Mortgage Loan Trust 2013-7 2A2, 4.090%, 08/25/2036	1,255,015	0.2
1,416,261		Citigroup Mortgage Loan Trust, Inc. 2005-9 22A2, 6.000%, 11/25/2035	1,444,519	0.3
279,111		CitiMortgage Alternative Loan Trust Series 2007-A6 1A10, 6.000%, 06/25/2037	272,392	0.1
900,000	(1),(2)	COLT 2018-1 B1 Mortgage Loan Trust, 4.362%, 02/25/2048	897,367	0.2
1,000,000	(1),(2)	COLT 2019-1 M1 Mortgage Loan Trust, 4.518%, 03/25/2049	1,024,711	0.2
600,000	(1),(2)	Deephaven Residential Mortgage Trust 2018-1A M1, 3.939%, 12/25/2057	607,409	0.1
1,200,000	(1),(2)	Deephaven Residential Mortgage Trust 2018-2A M1, 4.375%, 04/25/2058	1,226,038	0.2
1,200,000	(1),(2)	Deephaven Residential Mortgage Trust 2018-3 M1, 4.357%, 08/25/2058	1,232,031	0.2
2,000,000	(1),(2)	Deephaven Residential Mortgage Trust 2019-1A M1, 4.402%, 08/25/2058	2,023,903	0.4

See Accompanying Notes to Financial Statements

22

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
644,445	(1),(2)	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1 A1, 3.686%, 06/27/2037	652,296	0.1
3,223,356		DSLA Mortgage Loan Trust 2005-AR4 2A1B, 2.762%, (US0001M + 0.280%), 08/19/2045	2,810,048	0.5
1,100,000		Fannie Mae Connecticut Avenue Securities 16-C06 1M2, 6.736%, (US0001M + 4.250%), 04/25/2029	1,219,683	0.2
1,131,341		Fannie Mae Connecticut Avenue Securities 2015-C04 2M2, 8.036%, (US0001M + 5.550%), 04/25/2028	1,267,304	0.2
3,000,000		Fannie Mae Connecticut Avenue Securities 2016-C05 2M2, 6.936%, (US0001M + 4.450%), 01/25/2029	3,286,004	0.6
1,400,000		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 6.136%, (US0001M + 3.650%), 09/25/2029	1,508,950	0.3
1,600,000		Fannie Mae Connecticut Avenue Securities 2017-C04 2M2, 5.336%, (US0001M + 2.850%), 11/25/2029	1,660,543	0.3
900,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 4.686%, (US0001M + 2.200%), 01/25/2030	911,846	0.2
1,200,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 4.886%, (US0001M + 2.400%), 05/25/2030	1,226,768	0.2
1,500,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.986%, (US0001M + 2.500%), 05/25/2030	1,525,311	0.3
2,000,000		Fannie Mae Connecticut Avenue Securities 2017-CO6 2M2, 5.286%, (US0001M + 2.800%), 02/25/2030	2,068,914	0.4
1,800,000		Fannie Mae Connecticut Avenue Securities 2018-C02 2M2, 4.686%, (US0001M + 2.200%), 08/25/2030	1,797,046	0.3

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,500,000		Fannie Mae Connecticut Avenue Securities 2018-C03 1M2, 4.636%, (US0001M + 2.150%), 10/25/2030	1,499,944	0.3
2,450,000		Fannie Mae Connecticut Avenue Securities 2018-C04 2M2, 5.036%, (US0001M + 2.550%), 12/25/2030	2,468,975	0.5
750,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1B1, 6.236%, (US0001M + 3.750%), 03/25/2031	736,532	0.1
2,700,000		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 4.486%, (US0001M + 2.000%), 03/25/2031	2,680,593	0.5
1,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2B1, 6.586%, (US0001M + 4.100%), 03/25/2031	990,320	0.2
1,000,000		Fannie Mae Connecticut Avenue Securities 2018-C06 2M2, 4.586%, (US0001M + 2.100%), 03/25/2031	988,626	0.2
1,600,000		Fannie Mae Connecticut Avenue Securities 2018-CO1 1M2, 4.736%, (US0001M + 2.250%), 07/25/2030	1,611,200	0.3
1,300,000	(2)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 4.886%, (US0001M + 2.400%), 04/25/2031	1,313,331	0.2
1,010,506	(1),(2)	Flagstar Mortgage Trust 2018-5 B2, 4.562%, 09/25/2048	1,034,749	0.2
992,612	(1),(2)	Flagstar Mortgage Trust 2018-6RR B1, 5.061%, 10/25/2048	1,049,002	0.2
3,900,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 7.186%, (US0001M + 4.700%), 04/25/2028	4,498,742	0.8
500,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQA2 M3, 7.286%, (US0001M + 4.800%), 05/25/2028	567,852	0.1
3,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA3 M3, 7.486%, (US0001M + 5.000%), 12/25/2028	3,404,594	0.6

See Accompanying Notes to Financial Statements

23

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
250,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA3 M3, 6.336%, (US0001M + 3.850%), 03/25/2029	276,175	0.1
2,600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.986%, (US0001M + 2.500%), 03/25/2030	2,665,660	0.5
2,700,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 4.836%, (US0001M + 2.350%), 04/25/2030	2,741,653	0.5
1,100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-DNA1 M2, 4.286%, (US0001M + 1.800%), 07/25/2030	1,075,511	0.2
1,000,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2018-HQA1 M2, 4.786%, (US0001M + 2.300%), 09/25/2030	1,002,398	0.2
1,000,000	(1),(2)	Galton Funding Mortgage Trust 2019-1 A21, 4.500%, 02/25/2059	1,017,332	0.2
1,000,000	(1),(2),(3)	Galton Funding Mortgage Trust 2019-1 B2, 4.500%, 02/25/2059	1,015,933	0.2
900,000	(1),(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 A1, 4.000%, 08/25/2049	910,406	0.2
1,000,000	(1),(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ1 B3, 4.290%, 08/25/2049	947,734	0.2
177,010	(1)	GSR Mortgage Loan Trust 2005-AR5 2A3, 4.305%, 10/25/2035	148,241	0.0
509,511	(1)	GSR Mortgage Loan Trust 2006-AR1 2A1, 4.409%, 01/25/2036	512,767	0.1
1,022,702		HarborView Mortgage Loan Trust 2006-14 2A1A, 2.632%, (US0001M + 0.150%), 01/25/2047	990,699	0.2
1,291,116		HarborView Mortgage Loan Trust 2007-5 A1A, 2.672%, (US0001M + 0.190%), 09/19/2037	1,235,996	0.2
4,322,308		IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 2.696%, (US0001M + 0.210%), 02/25/2046	3,705,494	0.7

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
360,881	(1),(2)	Jefferies Resecuritization Trust 2009-R6 1A2, 4.810%, 03/26/2036	357,702	0.1
1,100,000	(1),(2)	J.P. Morgan Mortgage Trust 2019-2 A3, 4.000%, 08/25/2049	1,113,394	0.2
1,000,000	(1),(2),(3)	J.P. Morgan Mortgage Trust 2019-2 B1, 4.690%, 08/25/2049	1,064,613	0.2
1,000,000	(1),(2),(3)	J.P. Morgan Mortgage Trust 2019-2 B2, 4.690%, 08/25/2049	1,052,310	0.2
1,298,023	(1),(2)	J.P. Morgan Mortgage Trust 2019-LTV1 A3, 4.000%, 06/25/2049	1,315,845	0.2
1,300,000	(1),(2)	J.P. Morgan Mortgage Trust 2019-LTV1 B2, 4.914%, 06/25/2049	1,384,761	0.3
818,196		JP Morgan Mortgage Trust 2006-S2 1A18, 6.000%, 07/25/2036	706,809	0.1
238,768	(1)	JP Morgan Mortgage Trust 2007-A3 1A1, 4.220%, 05/25/2037	215,894	0.0
1,441,259		JP Morgan Mortgage Trust 2007-S1 2A22, 5.750%, 03/25/2037	1,027,616	0.2
962,074	(1),(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.863%, 08/25/2047	968,363	0.2
1,459,294	(1),(2)	JP Morgan Mortgage Trust 2017-4 B1, 3.965%, 11/25/2048	1,482,968	0.3
1,459,294	(1),(2)	JP Morgan Mortgage Trust 2017-4 B2, 3.965%, 11/25/2048	1,463,992	0.3
2,247,726	(1),(2)	JP Morgan Mortgage Trust 2018-3 B3, 3.781%, 09/25/2048	2,112,993	0.4
1,080,082	(1),(2)	JP Morgan Mortgage Trust 2018-4 B1, 3.795%, 10/25/2048	1,086,888	0.2
981,893	(1),(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.795%, 10/25/2048	943,049	0.2
1,868,908	(1),(2)	JP Morgan Mortgage Trust 2018-6C B2, 4.005%, 12/25/2048	1,865,566	0.3
990,695	(1),(2)	JP Morgan Mortgage Trust 2018-9 B2, 4.501%, 02/25/2049	1,025,998	0.2
990,695	(1),(2)	JP Morgan Mortgage Trust 2018-9 B3, 4.501%, 02/25/2049	979,200	0.2
2,411,443	(1),(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	2,446,182	0.5
451,397		Lehman XS Trust Series 2005-5N 3A1B, 3.397%, (12MTA + 1.000%), 11/25/2035	456,537	0.1
183,659		Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 2.866%, (US0001M + 0.380%), 08/25/2035	184,263	0.0

See Accompanying Notes to Financial Statements

24

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
264,633		Morgan Stanley Mortgage Loan Trust 2005-10 4A1, 5.500%, 12/25/2035	240,021	0.0
900,000		Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 4.286%, (US0001M + 1.800%), 09/25/2035	888,873	0.2
800,000	(1),(2)	New Residential Mortgage Loan Trust 2019-NQM2 M1, 4.267%, 04/25/2049	809,786	0.1
2,100,000	(1),(2)	Sequoia Mortgage Trust 2018-CH4 A13, 4.500%, 10/25/2048	2,230,834	0.4
2,426,031	(1),(2)	Sequoia Mortgage Trust 2019-1 A1, 4.000%, 02/25/2049	2,465,359	0.5
1,461,672	(1),(2)	Sequoia Mortgage Trust 2019-CH1 A1, 4.000%, 03/25/2049	1,494,306	0.3
701,078	(1),(2)	Sequoia Mortgage Trust 2019-CH1 B2B, 5.084%, 03/25/2049	745,518	0.1
1,453,041	(1),(2)	Shellpoint Co-Originator Trust 2017-2 B3, 3.734%, 10/25/2047	1,356,968	0.3
220,833	(1)	Structured Adjustable Rate Mortgage Loan Trust 2005-4 3A1, 4.683%, 03/25/2035	222,509	0.0
4,956,655	(1)	TBW Mortgage-Backed Trust 2006-6 A5B, 6.040%, 01/25/2037	2,134,944	0.4
5,686,462	(1)	TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/2037	3,061,222	0.6
800,000	(1),(2)	Verus Securitization Trust 2017-SG1A B1, 3.615%, 11/25/2047	797,320	0.1
2,000,000	(1),(2)	Verus Securitization Trust 2018-2 B1, 4.426%, 06/01/2058	2,074,067	0.4
1,500,000	(1),(2)	Verus Securitization Trust 2018-3 M1, 4.595%, 10/25/2058	1,588,523	0.3
1,483,222	(1),(2)	Verus Securitization Trust 2019-1 A2, 3.938%, 02/25/2059	1,495,994	0.3
298,331	(1)	Wachovia Mortgage Loan LLC Series 2005-B 2A1, 4.597%, 10/20/2035	300,087	0.1
387,032	(1)	Wachovia Mortgage Loan LLC Series 2005-B 2A2, 4.597%, 10/20/2035	389,310	0.1
986,748	(1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR4 A6 Trust, 4.096%, 06/25/2034	1,012,506	0.2
1,147,963	(1)	WaMu Mortgage Pass-Through Certificates Series 2004-AR7 A6, 4.202%, 07/25/2034	1,173,154	0.2

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
1,646,569	(1)	WaMu Mortgage Pass-Through Certificates Series 2005-AR10 1A3, 4.117%, 09/25/2035	1,654,468	0.3
667,472		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.976%, (US0001M + 0.490%), 10/25/2045	663,269	0.1
477,845	(1)	WaMu Mortgage Pass-Through Certificates Series 2005-AR16 1A1, 4.256%, 12/25/2035	477,401	0.1
455,031	(1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR14 1A3, 3.644%, 11/25/2036	432,185	0.1
1,306,970	(1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 1A1, 3.703%, 12/25/2036	1,241,411	0.2
699,984	(1)	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A3, 3.849%, 12/25/2036	650,346	0.1
463,999	(1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 2A3, 3.992%, 02/25/2037	456,131	0.1
789,036	(1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 3A2, 3.874%, 02/25/2037	756,773	0.1
523,202	(1)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.710%, 12/25/2036	514,923	0.1
645,915		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-10 2A9, 6.000%, 11/25/2035	624,331	0.1
408,270		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-7 1A4, 5.500%, 09/25/2035	383,393	0.1
807,526		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/2035	781,452	0.1
876,692		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OC1 A3, 2.716%, (US0001M + 0.230%), 01/25/2047	794,954	0.1

See Accompanying Notes to Financial Statements

25

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
305,607		Wells Fargo Alternative Loan 2007-PA3 3A1, 6.250%, 07/25/2037	286,592	0.1
179,545		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/2036	179,878	0.0
612,909		Wells Fargo Mortgage Backed Securities 2006-8 A18, 6.000%, 07/25/2036	614,044	0.1
224,360	(1)	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 5.170%, 04/25/2036	221,257	0.0
262,764	(1)	Wells Fargo Mortgage Backed Securities 2006-AR7 2A4, 4.420%, 05/25/2036	270,328	0.0
1,104,447	(1)	Wells Fargo Mortgage Backed Securities 2007-AR7 A1, 4.772%, 12/28/2037	1,087,163	0.2
42,737	(1),(2)	Wells Fargo Mortgage Backed Securities 2008-1R A1, 4.436%, 06/26/2035	43,444	0.0

	Total Collateralized Mortgage Obligations
	(Cost $148,996,028)		150,956,380	27.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 33.6%
		United States: 33.6%
5,680,000	(2)	BANK 2017-BNK4 E, 3.357%, 05/15/2050	4,218,574	0.8
7,060,000	(1),(2),(4)	BANK 2017-BNK4 XE, 1.471%, 05/15/2050	701,853	0.1
21,150,000	(1),(2),(4)	BANK 2017-BNK8 XE, 1.274%, 11/15/2050	1,957,951	0.4
2,000,000	(2)	BANK 2018-BNK12 D, 3.000%, 05/15/2061	1,647,043	0.3
9,363,500	(1),(2),(4)	BANK 2018-BNK12 XD, 1.422%, 05/15/2061	1,039,447	0.2
103,000,000	(1),(2),(4)	BBCCRE Trust 2015-GTP XB, 0.215%, 08/10/2033	1,417,764	0.3
2,000,000	(1),(2)	Bear Stearns Commercial Mortgage Securities Trust 2005-TOP18 G, 5.886%, 02/13/2042	2,031,601	0.4
600,000	(1),(2)	BENCHMARK 2018-B4 D, 2.814%, 07/15/2051	511,001	0.1
18,964,000	(1),(2),(4)	Benchmark 2018-B5 XD Mortgage Trust, 1.500%, 07/15/2051	2,168,641	0.4
51,064,575	(1),(4)	Benchmark 2018-B7 XA Mortgage Trust, 0.450%, 05/15/2053	1,700,890	0.3
20,380,000	(1),(4)	BENCHMARK 2019-B10 XA Mortgage Trust, 1.233%, 03/15/2062	1,914,365	0.3
1,350,000	(2)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	1,146,717	0.2

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
3,220,000	(1),(2),(4)	Benchmark 2019-B9 XD Mortgage Trust, 2.003%, 03/15/2052	517,318	0.1
81,481,931	(1),(4)	BMARK 2018-B4 XA, 0.543%, 07/15/2051	3,003,196	0.6
8,000,000	(1),(2),(4)	BMARK 2018-B4 XD, 1.750%, 07/15/2051	1,057,022	0.2
680,000	(2)	BX Commercial Mortgage Trust 2018-BIOA D, 3.805%, (US0001M + 1.321%), 03/15/2037	679,431	0.1
1,954,466	(2)	BX Commercial Mortgage Trust 2018-IND F, 4.284%, (US0001M + 1.800%), 11/15/2035	1,960,496	0.4
2,477,837	(2)	BX Commercial Mortgage Trust 2018-IND G, 4.534%, (US0001M + 2.050%), 11/15/2035	2,488,673	0.5
1,860,000	(2)	BXMT 2017-FL1 C Ltd., 4.434%, (US0001M + 1.950%), 06/15/2035	1,859,442	0.3
2,000,000	(2)	BXMT 2017-FL1 D Ltd., 5.184%, (US0001M + 2.700%), 06/15/2035	1,999,370	0.4
1,910,000	(1),(2)	CALI Mortgage Trust 2019-101C E, 4.469%, 03/10/2039	1,939,384	0.4
450,000	(2)	CAMB Commercial Mortgage Trust 2019-LIFE F, 5.034%, (US0001M + 2.550%), 12/15/2037	453,910	0.1
2,760,000	(1),(2)	Citigroup Commercial Mortgage Trust 2014-GC19 E, 4.597%, 03/10/2047	2,645,617	0.5
11,871,338	(1),(4)	Citigroup Commercial Mortgage Trust 2016-C3 XA, 1.185%, 11/15/2049	727,535	0.1
560,000	(2)	Citigroup Commercial Mortgage Trust 2016-P5 D, 3.000%, 10/10/2049	478,169	0.1
20,655,000	(1),(2),(4)	Citigroup Commercial Mortgage Trust 2017-P8 XE, 1.270%, 09/15/2050	1,908,315	0.3
642,543		Citigroup/Deutsche Bank Commercial Mortgage Trust 2006-CD3 AM, 5.648%, 10/15/2048	664,190	0.1
22,120,117	(1),(4)	COMM 2012-CR3 XA, 1.869%, 10/15/2045	1,164,556	0.2
9,168,852	(1),(4)	COMM 2012-CR5 XA, 1.546%, 12/10/2045	426,434	0.1
13,920,000	(1),(2),(4)	COMM 2014-CR21 XE, 1.418%, 12/10/2047	915,298	0.2
151,565	(1)	Credit Suisse First Boston Mortgage Securities Corp. 2005-C5 F, 5.100%, 08/15/2038	153,024	0.0

See Accompanying Notes to Financial Statements

26

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
16,406,000	(1),(2),(4)	CSAIL 2017-CX10 XE Commercial Mortgage Trust, 0.761%, 11/15/2050	1,060,800	0.2
2,000,000	(2)	CSWF 2018-TOP F, 5.234%, (US0001M + 2.750%), 08/15/2035	2,004,964	0.4
1,392,208	(2)	DBGS 2018-BIOD E Mortgage Trust, 4.184%, (US0001M + 1.700%), 05/15/2035	1,374,664	0.2
893,027	(1),(2),(4)	DBUBS 2011-LC1A XA, 0.705%, 11/10/2046	6,872	0.0
1,075,522	(1),(2)	DBUBS 2011-LC2 E Mortgage Trust, 5.532%, 07/10/2044	1,068,622	0.2
4,500,000	(2)	DBWF 2018-GLKS E Mortgage Trust, 5.500%, (US0001M + 3.018%), 11/19/2035	4,512,053	0.8
7,874,000	(1),(2)	DBJPM 16-C3 E Mortgage Trust, 4.243%, 08/10/2049	6,535,751	1.2
660,000	(1),(2)	DBJPM 16-C3 Mortgage Trust, 3.493%, 08/10/2049	595,817	0.1
5,500,000	(2)	Exantas Capital Corp. 2018-RSO6 D Ltd., 4.984%, (US0001M + 2.500%), 06/15/2035	5,472,573	1.0
6,666,868	(1),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.375%, 02/25/2020	281,769	0.0
34,915,394	(1),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K014 X3, 3.200%, 02/25/2042	2,235,811	0.4
39,680,000	(1),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K016 X3, 2.583%, 11/25/2041	2,460,862	0.5
21,400,000	(1),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/2041	1,568,851	0.3
8,050,000	(1),(4)	Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/2042	796,576	0.1
20,330,705	(1),(4)	Freddie Mac Multifamily Structured Pass Through Certificates KC01 X3, 3.837%, 01/25/2026	2,507,544	0.5
160,388,405	(2),(4)	FREMF Mortgage Trust 2012-K23 X2B, 0.125%, 10/25/2045	595,474	0.1
698,349	(2)	GPT 2018-GPP E Mortgage Trust, 4.954%, (US0001M + 2.470%), 06/15/2035	697,102	0.1

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
100,079,076	(1),(2),(4)	GS Mortgage Securities Corp. II 2011-GC3 X, 0.661%, 03/10/2044	1,142,072	0.2
3,361,433	(1),(2),(4)	GS Mortgage Securities Trust 2011-GC5 XA, 1.337%, 08/10/2044	83,883	0.0
1,360,000	(1)	GS Mortgage Securities Trust 2012-GCJ7 C, 5.700%, 05/10/2045	1,420,760	0.3
2,480,000	(1),(2)	GS Mortgage Securities Trust 2012-GCJ7 E, 5.000%, 05/10/2045	1,761,497	0.3
1,120,000	(1),(2)	GS Mortgage Securities Trust 2016-GS4 D, 3.233%, 11/10/2049	964,918	0.2
2,500,000	(1),(2)	GS Mortgage Securities Trust 2016-GS4 E, 3.802%, 11/10/2049	1,854,010	0.3
2,030,000	(2)	GS Mortgage Securities Trust 2019-GC38 D, 3.000%, 02/10/2052	1,750,478	0.3
2,481,000	(1),(2)	GS Mortgage Securities Trust 2010-C2 E, 4.548%, 12/10/2043	2,465,198	0.5
1,100,000	(1),(2)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/2043	1,062,820	0.2
2,952,000	(1)	GS Mortgage Securities Trust 2015-FRR1 K3B, 5.191%, 06/27/2041	2,939,455	0.5
6,368,176	(1),(4)	GS Mortgage Securities Trust 2019-GC38 XA, 0.967%, 02/10/2052	491,207	0.1
1,792,339	(2)	JP Morgan Chase Commercial Mortgage Securities Corp. 2018-LAQ D, 4.584%, (US0001M + 2.100%), 06/15/2032	1,801,549	0.3
17,127,869	(1),(2),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3 XA, 0.945%, 02/15/2046	259,427	0.0
1,410,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	1,390,003	0.3
1,500,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 C, 5.383%, 08/15/2046	1,558,583	0.3
3,000,000	(1)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 D, 4.117%, 12/15/2047	2,876,354	0.5

See Accompanying Notes to Financial Statements

27

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
1,500,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 D, 4.003%, 01/15/2046	1,487,481	0.3
5,000,000	(1),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 F, 3.986%, 01/15/2046	4,183,816	0.8
19,741,631	(1),(4)	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 XA, 1.061%, 07/15/2047	596,675	0.1
1,000,000	(1),(2)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.207%, 11/15/2045	1,028,699	0.2
30,251,674	(1),(2),(4)	JPMBB Commercial Mortgage Securities Trust 2013-C15 XC, 1.646%, 11/15/2045	1,957,229	0.4
1,150,000	(2)	JPMBB Commercial Mortgage Securities Trust 2014-C26 E, 4.000%, 01/15/2048	936,706	0.2
2,650,000	(2)	JPMBB Commercial Mortgage Securities Trust 2014-C26 F, 4.000%, 01/15/2048	1,740,971	0.3
46,979,000	(1),(2),(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XD, 0.500%, 01/15/2048	1,152,818	0.2
34,428,000	(1),(2),(4)	JPMBB Commercial Mortgage Securities Trust 2014-C26 XE, 0.416%, 01/15/2048	751,150	0.1
2,000,000	(1)	LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/2040	1,980,252	0.4
1,710,000	(1),(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 D, 4.913%, 04/15/2047	1,751,055	0.3
1,000,000	(1)	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 C, 4.457%, 08/15/2047	1,014,171	0.2
2,000,000	(1),(2)	Morgan Stanley Capital I Trust 2005-T19 G, 5.614%, 06/12/2047	2,020,561	0.4
300,000	(1),(2)	Morgan Stanley Capital I Trust 2011-C1 E, 5.376%, 09/15/2047	311,760	0.1
3,650,000	(2)	Morgan Stanley Capital I Trust 2011-C1 K, 4.193%, 09/15/2047	3,560,885	0.7
2,600,000	(2)	Morgan Stanley Capital I Trust 2011-C1 L, 4.193%, 09/15/2047	2,479,659	0.5
2,675,000		Morgan Stanley Capital I, Inc. 2017-HR2 D, 2.730%, 12/15/2050	2,244,020	0.4
17,960,231	(1),(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XA, 0.798%, 12/15/2050	994,941	0.2

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
15,555,000	(1),(2),(4)	Morgan Stanley Capital I, Inc. 2017-HR2 XD, 1.497%, 12/15/2050	1,777,632	0.3
4,660,000	(2)	PFP 2017-4 E Ltd., 7.334%, (US0001M + 4.850%), 07/14/2035	4,761,192	0.9
1,980,000	(1),(2)	Ready Capital Mortgage Trust 2019-5 D, 5.551%, 02/25/2052	1,876,983	0.3
2,200,067	(2)	SLIDE 2018-FUN E, 4.784%, (US0001M + 2.300%), 06/15/2031	2,207,473	0.4
1,233,221	(2)	SLIDE 2018-FUN F, 5.484%, (US0001M + 3.000%), 06/15/2031	1,239,034	0.2
2,700,000	(2)	STWD 2018-URB D Mortgage Trust, 4.534%, (US0001M + 2.050%), 05/15/2035	2,656,573	0.5
17,870,000	(1),(4)	UBS Commercial Mortgage Trust 2019-C16 XA, 1.564%, 04/15/2052	2,030,037	0.4
2,500,000	(1),(2)	UBS-Barclays Commercial Mortgage Trust 2013-C6 D, 4.313%, 04/10/2046	2,352,636	0.4
7,392,774	(1),(4)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.089%, 12/15/2047	330,972	0.1
4,227,351	(2)	Wells Fargo Commercial Mortgage Trust 2015-C30 E, 3.250%, 09/15/2058	3,288,081	0.6
16,657,000	(1),(2),(4)	Wells Fargo Commercial Mortgage Trust 2015-C30 XE, 1.247%, 09/15/2058	1,184,852	0.2
16,657,000	(1),(2),(4)	Wells Fargo Commercial Mortgage Trust 2015-C30 XFG, 1.247%, 09/15/2058	1,154,525	0.2
7,790,000	(1),(2),(4)	Wells Fargo Commercial Mortgage Trust 2016-C37 XEF, 1.600%, 12/15/2049	783,643	0.1
32,664,000	(1),(4)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XB, 0.526%, 11/15/2049	1,248,921	0.2
7,605,000	(1),(2),(4)	Wells Fargo Commercial Mortgage Trust 2016-NXS6 XFG, 2.000%, 11/15/2049	896,065	0.2
34,889,573	(1),(4)	Wells Fargo Commercial Mortgage Trust 2017-C40 XA, 0.986%, 10/15/2050	2,109,591	0.4
15,343,000	(1),(2),(4)	Wells Fargo Commercial Mortgage Trust 2017-C42 XE, 1.300%, 12/15/2050	1,375,021	0.2
2,500,000	(2)	Wells Fargo Commercial Mortgage Trust 2018-BXI E, 4.641%, (US0001M + 2.157%), 12/15/2036	2,507,037	0.5

See Accompanying Notes to Financial Statements

28

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
39,902,865	(1),(4)	Wells Fargo Commercial Mortgage Trust 2018-C45 XA, 0.839%, 06/15/2051	2,495,797	0.5
2,000,000	(2)	Wells Fargo Commercial Mortgage Trust 2019-C49 D, 3.000%, 03/15/2052	1,674,240	0.3
2,000,000	(2),(5),(6)	Wells Fargo Re-REMIC Trust 2013-FRR1 BK26, 0.000%, 01/27/2045	1,639,176	0.3
40,072,860	(1),(2),(4)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.562%, 12/15/2045	1,935,187	0.4
1,368,451	(1),(2),(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.273%, 03/15/2048	53,771	0.0
2,920,000	(1),(2)	WFRBS Commercial Mortgage Trust 2013-C17 D, 5.063%, 12/15/2046	2,988,371	0.5
320,000	(2)	WFRBS Commercial Mortgage Trust 2013-C17 E, 3.500%, 12/15/2046	281,381	0.0
1,250,000	(2)	WFRBS Commercial Mortgage Trust 2013-C17 F, 3.500%, 12/15/2046	1,010,984	0.2
2,380,000	(1),(2)	WFRBS Commercial Mortgage Trust 2013-UBS1 E, 4.742%, 03/15/2046	2,186,070	0.4
1,000,000	(1)	WFRBS Commercial Mortgage Trust 2014-C25 C, 4.323%, 11/15/2047	1,018,814	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $177,660,678)		182,352,454	33.6

ASSET-BACKED SECURITIES: 32.4%
		Ireland: 0.2%
1,000,000	(2)	Trafigura Securitisation Finance PLC 2018-1A B, 4.290%, 03/15/2022	1,016,628	0.2

		United States: 32.2%
795,973	(2),(7)	AJAX Mortgage Loan Trust 2017-A A, 3.470% (Step Rate @ 6.470% on 05/25/2020), 04/25/2057	794,349	0.1
1,911,825	(2)	Ajax Mortgage Loan Trust 2018-A A, 3.850%, 04/25/2058	1,914,657	0.4
2,118,189	(1),(2)	Ajax Mortgage Loan Trust 2018-C A, 4.360%, 09/25/2065	2,155,967	0.4
1,086,917	(1),(2),(3),(4)	American Homes 4 Rent 2015-SFR1 XS, 0.000%, 04/17/2052	–	–
1,050,000		Americredit Automobile Receivables Trust 2018-2 D, 4.010%, 07/18/2024	1,080,017	0.2

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
2,250,000	(2)	Apidos CLO XXIX 2018-29A B, 4.671%, (US0003M + 1.900%), 07/25/2030	2,173,732	0.4
500,000	(2)	Ares XXIX CLO Ltd. 2014-1A C, 6.273%, (US0003M + 3.500%), 04/17/2026	500,083	0.1
1,400,000	(2)	Atrium CDO Corp. 12A CR, 4.411%, (US0003M + 1.650%), 04/22/2027	1,372,064	0.3
500,000	(2)	Atrium CDO Corp. 12A DR, 5.561%, (US0003M + 2.800%), 04/22/2027	488,681	0.1
1,000,000	(2)	Babson CLO Ltd. 2014-IA C, 6.211%, (US0003M + 3.450%), 07/20/2025	1,000,268	0.2
431,239	(1)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 4.764%, 10/25/2036	437,725	0.1
2,250,000	(2)	BlueMountain CLO 2012-2A DR2 Ltd., 5.544%, (US0003M + 2.900%), 11/20/2028	2,202,905	0.4
1,000,000	(2)	BlueMountain CLO 2015-1A D Ltd., 8.247%, (US0003M + 5.450%), 04/13/2027	990,160	0.2
2,000,000	(2)	BlueMountain CLO 2016-1 Ltd. 2016-1A DR, 5.411%, (US0003M + 2.650%), 04/20/2027	1,952,294	0.4
500,000	(2)	BlueMountain CLO 2016-3A CR Ltd., 4.884%, (US0003M + 2.200%), 11/15/2030	491,548	0.1
3,000,000	(2)	Bowman Park CLO Ltd. 2014-1A E, 8.051%, (US0003M + 5.400%), 11/23/2025	2,964,492	0.5
2,500,000	(2)	Carlyle Global Market Strategies CLO 2014-3RA B Ltd., 4.665%, (US0003M + 1.900%), 07/27/2031	2,404,625	0.4
3,200,000	(2)	Carlyle Global Market Strategies CLO 2015-2A CR Ltd., 5.015%, (US0003M + 2.250%), 04/27/2027	3,084,608	0.6
437,333	(2)	Commonbond Student Loan Trust 2016-A B, 4.000%, 05/25/2040	440,104	0.1
1,441,243	(2)	Commonbond Student Loan Trust 2016-B, 4.000%, 10/25/2040	1,465,720	0.3
891,530	(2)	Commonbond Student Loan Trust 2017-AGS C, 5.280%, 05/25/2041	926,987	0.2
1,215,192	(2)	Commonbond Student Loan Trust 2017-BGS C, 4.440%, 09/25/2042	1,203,673	0.2
250,000	(2)	Commonbond Student Loan Trust 2018-BGS C, 4.120%, 09/25/2045	251,817	0.0

See Accompanying Notes to Financial Statements

29

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
2,500,000		Countrywide Asset-Backed Certificates 2005-AB2 M1, 3.191%, (US0001M + 0.705%), 09/25/2035	2,423,439	0.4
3,000,000	(2)	Cumberland Park CLO Ltd. 2015-2A DR, 5.461%, (US0003M + 2.700%), 07/20/2028	2,960,631	0.5
1,118,375	(2)	Domino's Pizza Master Issuer LLC 2015-1A A1II, 4.474%, 10/25/2045	1,155,583	0.2
500,000	(2)	Dorchester Park CLO Ltd. 2015-1A DR, 5.161%, (US0003M + 2.400%), 04/20/2028	482,423	0.1
971,356	(1),(2)	DRB Prime Student Loan Trust 2017-A B, 3.100%, 05/27/2042	964,301	0.2
1,565,000	(2)	Dryden XXV Senior Loan Fund 2012-25A DRR, 5.787%, (US0003M + 3.000%), 10/15/2027	1,546,195	0.3
259,624	(2)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/2039	252,134	0.0
676,535	(1),(2)	Earnest Student Loan Program, LLC 2016-B B, 4.810%, 09/25/2036	688,328	0.1
374,458	(2)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/2037	378,163	0.1
923,459	(2)	Earnest Student Loan Program, LLC 2016-D B, 3.800%, 01/25/2041	927,569	0.2
882,307	(2)	Earnest Student Loan Program, LLC 2016-D C, 4.390%, 01/25/2041	877,695	0.2
735,936	(2)	Earnest Student Loan Program, LLC 2017-A C, 4.130%, 01/25/2041	723,028	0.1
600,000	(2)	ELFI Graduate Loan Program 2018-A B LLC, 4.000%, 08/25/2042	598,267	0.1
1,488,750	(2)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/2047	1,543,067	0.3
1,000,000	(2)	Flatiron CLO 2013-1A D Ltd., 7.673%, (US0003M + 4.900%), 01/17/2026	978,844	0.2
2,650,000	(2)	Galaxy XXIX CLO Ltd. 2018-29A D, 5.084%, (US0003M + 2.400%), 11/15/2026	2,591,496	0.5
3,424,789		GSAA Home Equity Trust 2006-14 A3A, 2.736%, (US0001M + 0.250%), 09/25/2036	1,905,009	0.3
1,946,440	(1)	GSAA Home Equity Trust 2006-4 4A3, 4.191%, 03/25/2036	1,597,026	0.3
1,261,830		GSAA Home Equity Trust 2007-1 1A1, 2.566%, (US0001M + 0.080%), 02/25/2037	644,006	0.1

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
990,817	(2)	Helios Issuer, LLC 2018-1A A, 4.870%, 07/20/2048	1,034,595	0.2
2,932,778	(2)	Helios Issuer, LLC 2018-1A B, 7.710%, 07/20/2048	3,018,325	0.6
1,500,000	(2)	Home Partners of America 2018-1 E Trust, 4.332%, (US0001M + 1.850%), 07/17/2037	1,494,303	0.3
2,463,000	(2)	Invitation Homes 2018-SFR1 D Trust, 3.932%, (US0001M + 1.450%), 03/17/2037	2,459,157	0.5
750,000	(2)	JG Wentworth XLII LLC 2018-2A B, 4.700%, 10/15/2077	789,322	0.1
114,022		JP Morgan Mortgage Acquisition Trust 2007-CH5 A4, 2.646%, (US0001M + 0.160%), 06/25/2036	114,116	0.0
850,000	(2)	Laurel Road Prime Student Loan Trust 2018-B BFX, 3.720%, 05/26/2043	861,485	0.2
2,000,000	(2)	LCM XIV L.P. 14A CR, 4.611%, (US0003M + 1.850%), 07/20/2031	1,924,254	0.4
750,000	(2)	LCM XX L.P. 20A-DR, 5.561%, (US0003M + 2.800%), 10/20/2027	738,516	0.1
1,550,000	(2)	LCM XXII Ltd. 22A CR, 5.561%, (US0003M + 2.800%), 10/20/2028	1,513,130	0.3
979,030	(2)	LCSS Financing 2018-A A LLC, 4.700%, 12/15/2062	1,047,798	0.2
2,500,000	(2)	Madison Park Funding XIII Ltd. 2014-13A DR2, 5.611%, (US0003M + 2.850%), 04/19/2030	2,450,855	0.5
2,000,000	(2)	Madison Park Funding XXXII Ltd. 2018-32A C, 5.617%, (US0003M + 2.900%), 01/22/2031	2,000,282	0.4
1,000,000	(2)	Marlette Funding Trust 2018-4A C, 4.910%, 12/15/2028	1,025,058	0.2
1,000,000	(1),(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	971,267	0.2
1,195,330	(1),(2)	Mill City Mortgage Loan Trust 2017-3 M2, 3.250%, 01/25/2061	1,160,429	0.2
1,800,000	(1),(2)	Mill City Mortgage Trust 2015-2 B2, 3.872%, 09/25/2057	1,785,154	0.3
2,422,895	(2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	2,436,396	0.4
2,245,317	(2)	Mosaic Solar Loan Trust 2018-2-GS A, 4.200%, 02/22/2044	2,278,389	0.4
2,000,000	(2)	Mosaic Solar Loan Trust 2018-2-GS B, 4.740%, 02/22/2044	1,985,226	0.4

See Accompanying Notes to Financial Statements

30

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
1,062,336	(2)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 06/22/2043	1,059,960	0.2
1,407,388	(2)	Mosaic Solar Loans 2017-2A C, 2.000%, 06/22/2043	1,316,333	0.2
1,650,000	(2)	Neuberger Berman CLO XVI-S Ltd. 2017-16SA D, 5.287%, (US0003M + 2.500%), 01/15/2028	1,607,282	0.3
3,000,000	(2),(8)	Neuberger Berman CLO XXI Ltd. 2016-21A ER, 7.961%, (US0003M + 5.200%), 04/20/2027	2,846,994	0.5
475,000	(2)	OHA Credit Partners IX Ltd 2013-9A DR, 6.061%, (US0003M + 3.300%), 10/20/2025	475,454	0.1
1,300,000	(2)	Palmer Square CLO 2014-1A BR2 Ltd., 4.623%, (US0003M + 1.850%), 01/17/2031	1,246,374	0.2
2,900,000	(2)	Palmer Square Loan Funding 2017-1A D Ltd., 7.637%, (US0003M + 4.850%), 10/15/2025	2,860,427	0.5
2,750,000	(2)	Palmer Square Loan Funding 2018-1A D Ltd., 6.737%, (US0003M + 3.950%), 04/15/2026	2,594,840	0.5
2,500,000	(2)	Palmer Square Loan Funding 2018-1A E Ltd., 8.687%, (US0003M + 5.900%), 04/15/2026	2,201,075	0.4
3,000,000	(2)	Palmer Square Loan Funding 2018-4 D Ltd., 6.934%, (US0003M + 4.250%), 11/15/2026	2,900,316	0.5
2,089,500	(2)	Planet Fitness Master Issuer LLC 2018-1A A2I, 4.262%, 09/05/2048	2,128,142	0.4
410,150	(1)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.883%, 01/25/2036	407,630	0.1
2,000,000	(2)	Progress Residential 2018-SFR1 E Trust, 4.380%, 03/17/2035	2,008,593	0.4
2,147,000	(2)	Recette CLO Ltd. 2015-1A DR, 5.511%, (US0003M + 2.750%), 10/20/2027	2,119,130	0.4
1,950,000	(2)	Recette Clo Ltd. 2015-1A E, 8.461%, (US0003M + 5.700%), 10/20/2027	1,910,830	0.4
1,176,153	(1)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	1,219,541	0.2
2,050,000		Santander Drive Auto Receivables Trust 2018-1 D, 3.320%, 03/15/2024	2,057,148	0.4

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
2,700,000	(2)	Santander Drive Auto Receivables Trust 2018-1 E, 4.370%, 05/15/2025	2,699,617	0.5
2,623,000	(2)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	2,490,416	0.5
1,000,000	(2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	969,409	0.2
5,000,000	(1),(2)	SoFi Consumer Loan Program 2016-3 B, 4.490%, 12/26/2025	5,111,744	0.9
1,600,000	(1),(2)	Sofi Consumer Loan Program 2016-5 B LLC, 4.550%, 09/25/2028	1,641,367	0.3
900,000	(2)	Sofi Consumer Loan Program 2017-5 B LLC, 3.690%, 09/25/2026	908,277	0.2
1,000,000	(2)	Sofi Consumer Loan Program 2017-6 B LLC, 3.520%, 11/25/2026	1,005,206	0.2
1,900,000	(2)	Sofi Consumer Loan Program 2018-1 C Trust, 3.970%, 02/25/2027	1,902,955	0.3
850,000	(2)	Sofi Consumer Loan Program 2018-2 B Trust, 3.790%, 04/26/2027	862,369	0.2
2,800,000	(2)	Sofi Consumer Loan Program 2018-2 C Trust, 4.250%, 04/26/2027	2,843,226	0.5
1,100,000	(2)	Sofi Consumer Loan Program 2018-3 C Trust, 4.670%, 08/25/2027	1,129,839	0.2
1,500,000	(2)	SoFi Consumer Loan Program 2018-4 D Trust, 4.760%, 11/26/2027	1,545,596	0.3
653,859	(2)	SoFi Professional Loan Program 2015-B B, 3.520%, 03/25/2036	650,574	0.1
756,231	(2)	SoFi Professional Loan Program 2015-C B LLC, 3.580%, 08/25/2036	756,902	0.1
373,533	(2)	SoFi Professional Loan Program 2015-D B, 3.590%, 10/26/2037	375,424	0.1
1,600,000	(2)	SoFi Professional Loan Program 2016-B B, 3.800%, 04/25/2037	1,628,531	0.3
3,265,000	(1),(2)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/2041	3,358,529	0.6
1,525,000	(1),(2)	SoFi Professional Loan Program 2017-A C, 4.430%, 03/26/2040	1,568,123	0.3
1,250,000	(1),(2)	SoFi Professional Loan Program 2017-C C, 4.210%, 07/25/2040	1,272,196	0.2

See Accompanying Notes to Financial Statements

31

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		United States: (continued)
1,250,000	(2)	SoFi Professional Loan Program 2017-D BFX LLC, 3.610%, 09/25/2040	1,256,766	0.2
1,000,000	(2)	SoFi Professional Loan Program 2017-E C LLC, 4.160%, 11/26/2040	1,018,031	0.2
4,000,000	(2)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/2041	4,013,452	0.7
2,000,000	(2)	Sofi Professional Loan Program 2018-C BFX Trust, 4.130%, 01/25/2048	2,044,690	0.4
1,000,000	(2)	Sofi Professional Loan Program 2018-D BFX Trust, 4.140%, 02/25/2048	1,023,185	0.2
70,394	(2)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/2024	70,401	0.0
541,868		Structured Asset Securities Corp. Mortgage Loan Trust 2006-BC5 A4, 2.656%, (US0001M + 0.170%), 12/25/2036	529,232	0.1
2,000,000	(2)	TES 2017-2A B LLC, 6.990%, 02/20/2048	2,087,899	0.4
1,100,000	(2)	TES LLC 2017-1A B, 7.740%, 10/20/2047	1,142,981	0.2
800,000	(2)	Tesla Auto Lease Trust 2018-A D, 3.300%, 05/20/2020	799,499	0.1
1,200,000	(2)	Tesla Auto Lease Trust 2018-B C, 4.360%, 10/20/2021	1,213,553	0.2
2,000,000	(2)	THL Credit Wind River 2014-1 CRR CLO Ltd., 4.730%, (US0003M + 1.950%), 07/18/2031	1,928,536	0.4
1,100,000	(1),(2)	Towd Point Mortgage Trust 2015-2 2B2, 4.538%, 11/25/2057	1,168,014	0.2
1,200,000	(1),(2)	Towd Point Mortgage Trust 2017-2 M1, 3.750%, 04/25/2057	1,209,838	0.2
500,000	(1),(2)	Towd Point Mortgage Trust 2017-6 M2, 3.250%, 10/25/2057	462,994	0.1
2,200,000	(1),(2)	Towd Point Mortgage Trust 2018-1 B1, 3.969%, 01/25/2058	2,161,061	0.4
3,500,000	(2)	Venture XX CLO Ltd. 2015-20A CR, 4.687%, (US0003M + 1.900%), 04/15/2027	3,446,027	0.6

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States: (continued)
961,667	WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 2.656%, (US0001M + 0.170%), 07/25/2047	673,073	0.1
		174,551,338	32.2

	Total Asset-Backed Securities
	(Cost $175,711,182)	175,567,966	32.4

	Total Long-Term Investments
	(Cost $502,367,888)	508,876,800	93.9

SHORT-TERM INVESTMENTS: 5.9%
	Commercial Paper: 5.9%
400,000	Autozone, Inc., 3.240%, 04/10/2019	399,645	0.1
3,556,000	CVS Health Corp., 7.850%, 04/01/2019	3,555,235	0.7
4,000,000	DuPont Energy, 3.970%, 04/04/2019	3,998,261	0.7
3,973,000	Eaton Corp., 4.470%, 04/03/2019	3,971,541	0.7
5,000,000	Enterprise Products, 3.760%, 04/05/2019	4,997,424	0.9
4,000,000	General Mills, Inc., 4.470%, 04/03/2019	3,998,531	0.8
1,000,000	Johnson Controls, 8.030%, 04/01/2019	999,780	0.2
5,827,000	Kroger Co., 7.770%, 04/01/2019	5,825,759	1.1
4,000,000	Whirlpool Corp., 3.230%, 04/10/2019	3,996,468	0.7
		31,742,644	5.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
211,000	(9) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.350%
	(Cost $211,000)	211,000	0.0

	Total Short-Term Investments
	(Cost $31,960,555)	31,953,644	5.9

	Total Investments in Securities (Cost $534,328,443)	$540,830,444	99.8
	Assets in Excess of Other Liabilities	1,148,313	0.2
	Net Assets	$541,978,757	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of March 31, 2019.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

See Accompanying Notes to Financial Statements

32

Voya Securitized Credit Fund	PORTFOLIO OF INVESTMENTS as of March 31, 2019 (CONTINUED)

(4)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of March 31, 2019.
(6)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(7)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of March 31, 2019.
(8)	Settlement is on a when-issued or delayed-delivery basis.
(9)	Rate shown is the 7-day yield as of March 31, 2019.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

33

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Separate Portfolios Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: June 7, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 7, 2019